File Nos. 333-00295
                                                                      811-07495

     As filed with the Securities and Exchange Commission on April 28, 1998

                    U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-1A
                             REGISTRATION STATEMENT
                      UNDER THE SECURITIES ACT OF 1933        / /
                       POST-EFFECTIVE AMENDMENT NO. 3        /X/

                                      and

                             REGISTRATION STATEMENT
                  UNDER THE INVESTMENT COMPANY ACT OF 1940   / /
                              AMENDMENT NO. 4               /X/

                           THE DIVERSIFIED INVESTORS
                           STRATEGIC ALLOCATION FUNDS
               (Exact Name of Registrant as Specified in Charter)

               Four Manhattanville Road, Purchase, New York 10577
                    (Address of Principal Executive Offices)

        Registrant's Telephone Number, including Area Code: 914-697-8000

                             Robert F. Colby, Esq.
                     Diversified Investment Advisors, Inc.
                            Four Manhattanville Road
                            Purchase, New York 10577
                    (Name and Address of Agent for Service)

                                    Copy to:
                             Roger P. Joseph, Esq.
                                Bingham Dana LLP
                               150 Federal Street
                          Boston, Massachusetts 02110

      It is proposed that this filing will become effective on May 1, 1998 pursuant to paragraph (b) of Rule 485. Pursuant to Rule 485(b)(1)(iii), the Registrant hereby designates that the effective date for Post-Effective Amendment No. 2 to the Registrant's Registration Statement under the Securities Act of 1933 and Amendment No. 3 under the Investment Company Act of 1940, as filed pursuant to Rule 485(a) on February 13, 1998, also shall be May 1, 1998.

              THE DIVERSIFIED INVESTORS STRATEGIC ALLOCATION FUNDS
                                   FORM N-1A
                             CROSS REFERENCE SHEET

PART A
ITEM NO.                                            PROSPECTUS HEADINGS

 1.   Cover Page                                    Cover Page

 2.   Synopsis                                      Expenses

 3.   Condensed Financial Information               Financial Highlights

 4.   General Description of Registrant             Cover Page; Management

 5.   Management of the Fund                        Management; General Information

 5A.  Management's Discussion of Fund Performance   Not applicable

 6.   Capital Stock and other Securities            Cover Page; Shareholder Services;
                                                    Management; General Information

 7.   Purchase of Securities Being Offered          Shareholder Services; General
                                                    Information

 8.   Redemption or Repurchase                      Shareholder Services

 9.   Pending Legal Proceedings                     Not applicable

PART B                                              STATEMENT OF ADDITIONAL
ITEM NO.                                            INFORMATION HEADINGS

10.   Cover Page                                    Cover Page

11.   Table of Contents                             Table of Contents

12.   General Information and History               Not Applicable

13.   Investment Objectives and Policies            Investment Objectives,
                                                    Policies and Associated Risk Factors

14.   Management of the Fund                        Management

15.   Control Persons and Principal Holders of
      Securities                                    Principal Holders of Securities

16.   Investment Advisory and Other Services        Management; see Prospectus--"Management"

17.   Brokerage Allocation and Other Practices      Investment Objectives,
                                                    Policies and Associated Risk Factors

18.   Capital Stock and Other Securities            Taxation; Description of the Trusts; Fund Shares;
                                                    see Prospectus--"Management" and "General Information"




19.   Purchase, Redemption and Pricing of
      Securities Being Offered                      Determination of Net Asset Value; Valuation of Securities;
                                                    see Prospectus--"Shareholder Services"

20.   Tax Status                                    Taxation; see Prospectus--
                                                    "General Information"

21.   Underwriters                                  Distribution Plans; see Prospectus--"Management"
                                                    and "Shareholder Services"
22.   Calculations of Yield Quotations of Money
      Market Funds                                  Performance Information

23.   Financial Statements                          Experts; Financial Statements; Reports of
                                                    Independent Accountants

PART C

Information required to be included in Part C is set forth under the appropriate item, so numbered, in Part C of this registration statement.

Prospectus

                     THE DIVERSIFIED INVESTORS FUNDS GROUP
              THE DIVERSIFIED INVESTORS STRATEGIC ALLOCATION FUNDS

     This Prospectus describes the following no-load mutual funds advised by Diversified Investment Advisors, Inc.:

Money Market Fund:     Diversified Investors Money Market Fund

Bond Funds:            Diversified Investors High Quality Bond Fund
                       Diversified Investors Intermediate Government Bond Fund
                       Diversified Investors Government/Corporate Bond Fund
                       Diversified Investors High-Yield Bond Fund

Balanced Fund:         Diversified Investors Balanced Fund

Stock Funds:           Diversified Investors Equity Income Fund
                       Diversified Investors Equity Value Fund
                       Diversified Investors Growth & Income Fund
                       Diversified Investors Equity Growth Fund
                       Diversified Investors Special Equity Fund
                       Diversified Investors Aggressive Equity Fund
                       Diversified Investors International Equity Fund

Strategic Allocation
Funds:                 Short Horizon Strategic Allocation Fund
                       Short/Intermediate Horizon Strategic Allocation Fund Intermediate Horizon Strategic Allocation Fund Intermediate/Long Horizon Strategic Allocation Fund Long Horizon Strategic Allocation Fund


      UNLIKE OTHER MUTUAL FUNDS WHICH DIRECTLY ACQUIRE AND MANAGE THEIR OWN PORTFOLIOS OF SECURITIES, EACH FUND (OTHER THAN THE STRATEGIC ALLOCATION FUNDS) SEEKS ITS INVESTMENT OBJECTIVE BY INVESTING IN A PORTFOLIO WITH THE SAME INVESTMENT OBJECTIVE AND POLICIES AS THAT FUND. SEE "SPECIAL INFORMATION CONCERNING INVESTMENT STRUCTURE" ON PAGE 16 FOR MORE INFORMATION. EACH STRATEGIC ALLOCATION FUND SEEKS ITS INVESTMENT OBJECTIVE BY INVESTING IN A COMBINATION OF THE OTHER FUNDS OFFERED IN THIS PROSPECTUS.


      INVESTMENTS IN THE MONEY MARKET FUND ARE NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT. THE MONEY MARKET FUND DOES NOT MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE; THE FUND'S NET ASSET VALUE WILL FLUCTUATE.

      THE HIGH-YIELD BOND FUND MAY INVEST A SUBSTANTIAL PORTION OF ITS ASSETS IN "JUNK BONDS." JUNK BONDS ARE SPECULATIVE. INVESTORS SHOULD CAREFULLY ASSESS THE SPECIAL RISKS OF INVESTING IN THIS FUND.

      Please read this Prospectus before investing, and keep it on file for future reference. It contains important information, including how the Funds invest and services available to shareholders.

      To learn more about the Funds and their investments, you can obtain a copy of the Funds' most recent financial report and portfolio listing or a copy of the Statement of Additional Information dated the date of this Prospectus. The Statement of Additional Information has been filed with the Securities and Exchange Commission and is incorporated into this Prospectus by reference. For a free copy of either document call (914) 697-8000. You can also obtain copies of either document from the Securities and Exchange Commission's web site at http://www.sec.gov.

LIKE ALL MUTUAL FUNDS, THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


May 1, 1998

                                           CONTENTS



                                                                        Page
Fund Summary...............................................................1
Expenses...................................................................4
Financial Highlights.......................................................7
Investment Information.....................................................8
        Investment objectives and principal investment policies............8
        Additional investment policies....................................13
        Risk considerations...............................................14
Shareholder Services......................................................17
        How to purchase shares............................................17
        How to sell shares................................................17
        Shareholder services and policies.................................18
Dividends and Distributions...............................................19
Management................................................................19
Taxes.....................................................................27
Performance Information...................................................27
General Information.......................................................29
        Net asset value...................................................29
        Organization......................................................29
        Voting and other rights...........................................30
        Expenses..........................................................30
        Independent Accountants...........................................31
        Year 2000.........................................................31

Appendix A - Strategic Allocation Funds
Appendix B - Permitted Investments and Investment Practices
Appendix C - Purchases and Redemptions
Appendix D - Composite Performance of Subadvisers

                                  FUND SUMMARY

      This section lists the Funds, their investment objectives and who may want to invest. See the rest of this Prospectus for more information, including risk considerations.

      All references in this Prospectus to a Fund include the underlying Portfolio (or, for a Strategic Allocation Fund, the underlying Funds) through which it invests, except as otherwise noted. As with any mutual fund, there can be no assurance that a Fund will achieve its investment objective. No Fund, by itself, is intended to be a complete investment program.

MONEY MARKET FUND

  MONEY
  MARKET FUND                      Objective: to provide liquidity and as
                                   high a level of income as is consistent with the preservation of capital.

  WHO MAY WANT TO INVEST

      The Money Market Fund is designed for conservative investors who want liquidity and preservation of capital. Unlike many money market funds, the Fund does not maintain a stable net asset value of $1.00 per share. The Fund declares and pays dividends only once a year, in December. Because it emphasizes stability, the Fund may be an appropriate component of a savings plan.

BOND FUNDS

  HIGH QUALITY BOND FUND           Objective: to provide a high risk-adjusted
                                   return while focusing on the preservation of capital.

  INTERMEDIATE GOVERNMENT
  BOND FUND                        Objective: to provide as high a level of
                                   current income as is consistent with the preservation of capital.

  GOVERNMENT/CORPORATE
  BOND FUND                        Objective: to achieve maximum total return.

  HIGH-YIELD BOND FUND             Objective: to provide a high level of
                                   current income.

  WHO MAY WANT TO INVEST


      The Bond Funds are designed for investors seeking current income (or, for the Government/Corporate Bond Fund, high total return). The High Quality Bond Fund may be appropriate for investors seeking a higher yield than a money market fund through investments in high quality, short term, investment grade debt securities. The Intermediate Government Bond Fund may be appropriate for investors seeking a higher yield than a money market fund and more price stability than a lower quality or longer-term bond fund. The Intermediate Government Bond Fund offers an added measure of protection against credit risk with its focus on U.S. government securities. The Government/Corporate Bond Fund may be appropriate for investors seeking a higher level of current income than is generally available from short-term securities and who are willing to accept the greater price fluctuations associated with higher levels of income. The High-Yield Bond Fund may be appropriate for long-term investors seeking a higher level of current income than is generally available from a higher quality bond fund and who are willing to accept greater volatility of price and greater risk of loss than a higher quality bond fund. The High-Yield Bond Fund may invest a substantial portion of its assets in lower-rated debt securities commonly referred to as "junk bonds".


BALANCED FUND

  BALANCED FUND                    Objective: to provide a high total
                                   investment return through investment in a balanced portfolio of stocks, bonds and money market instruments.

  WHO MAY WANT TO INVEST

      The Balanced Fund is designed for investors seeking a balanced investment program through both stocks and bonds. The Balanced Fund invests in a managed mix of common and preferred stocks, debt securities, U.S. government securities, commercial paper and bank obligations.

STOCK FUNDS

  EQUITY INCOME FUND               Objective: to provide a high level of
                                   current income through investment in a
                                   diversified portfolio of common stocks with relatively high current yield. Capital appreciation is a secondary objective.

  EQUITY VALUE FUND                Objective: to provide a high total
                                   investment return through investment
                                   primarily in a diversified portfolio of
                                   common stocks.

  GROWTH & INCOME FUND             Objective: to provide capital appreciation
                                   and current income.

  EQUITY GROWTH FUND               Objective: to provide a high level of
                                   capital appreciation through investment in a diversified portfolio of common stocks with a potential for above-average growth in earnings. Current income is a secondary objective.

  SPECIAL EQUITY FUND              Objective: to provide a high level of
                                   capital appreciation through investment in a diversified portfolio of common stocks of small to medium size companies.

  AGGRESSIVE EQUITY FUND           Objective: to provide a high level of
                                   capital appreciation primarily through
                                   investing in a diversified portfolio of
                                   common stocks.

  INTERNATIONAL EQUITY FUND        Objective: to provide a high level of
                                   long-term capital appreciation through
                                   investment in a diversified portfolio of securities of foreign issuers.

  WHO MAY WANT TO INVEST

      The Stock Funds may be appropriate for those who can tolerate stock market fluctuations and changes in the value of their investments. The Equity Income Fund is designed for those who seek current income from equity investments. The Growth & Income Fund may be appropriate for those who seek a greater potential for capital appreciation than an income fund and less price volatility than a growth fund. The Equity Value Fund, the Equity Growth Fund, the Special Equity Fund, the Aggressive Equity Fund and the International Equity Fund may be appropriate for those who seek growth from equity investments, who can tolerate substantial changes in the value of an investment and who do not require current income from the investment. The Special Equity Fund emphasizes securities of small to medium size companies, which may be more volatile than those of larger companies. The Aggressive Equity Fund emphasizes securities of high growth companies without regard to market capitalization and its investment characteristics, such as price-to-earnings ratio, can undergo major changes at any time. As a result, the Special Equity Fund and the Aggressive Equity Fund may be volatile. Each Stock Fund may, and the International Fund will, invest in foreign securities. Investments in foreign securities may involve risks in addition to those of U.S. investments.


STRATEGIC ALLOCATION FUNDS


      The Strategic Allocation Funds are asset allocation funds which are designed to satisfy a broad range of risk and return objectives. Each Strategic Allocation Fund invests in a combination of the Funds described above in this Prospectus. Each Strategic Allocation Fund is managed according to a specific risk tolerance based on investment horizon and return potential.


  SHORT HORIZON STRATEGIC
  ALLOCATION FUND (formerly
  known as the Conservative
  Strategic Allocation Fund)       Objective: a high level of income and
                                   preservation of capital.

  SHORT/INTERMEDIATE HORIZON
  STRATEGIC ALLOCATION FUND        Objective:  to achieve reasonable returns
                                   with considerably less than average
                                   volatility as compared to other balanced funds.

  INTERMEDIATE HORIZON
  STRATEGIC ALLOCATION FUND
  (formerly known as the
  Moderate Strategic Allocation
  Fund) Objective: to achieve long-term returns from a combination of investment income and capital appreciation with slightly less than average volatility as compared to other balanced funds.

  INTERMEDIATE/LONG HORIZON
  STRATEGIC ALLOCATION FUND
  (formerly known as the
  Aggressive Strategic Allocation
  Fund) Objective: to achieve long-term returns from a combination of investment income and capital appreciation with slightly more than average volatility as compared to other balanced funds.

  LONG HORIZON
  STRATEGIC ALLOCATION FUND        Objective:  to provide long-term returns
                                   from growth of capital and growth of
                                   income.

  WHO MAY WANT TO INVEST


      The Strategic Allocation Funds are designed for investors seeking a long-term, professionally managed asset allocation investment program. The Strategic Allocation Funds should not be acquired for short-term financial needs or used to play short-term swings in the stock or bond markets. Diversified Investment Advisors selects the combination and amount of underlying Funds based on each Strategic Allocation Fund's investment objective. Diversified's portfolio managers employ a constant proportion rebalancing technique through which tolerance bands systematically trigger a move back to the Strategic Allocation Fund's neutral or target allocation to each Fund invested in. See Appendix A for more information on these target allocations to Funds. The Short Horizon Strategic Allocation Fund may be appropriate for those who seek current income through investment primarily in the Money Market and Bond Funds. The Short/Intermediate Horizon Strategic Allocation Fund may be appropriate for those who seek current income through investment primarily in the Bond Funds with slightly more volatility than the Short Horizon Strategic Allocation Fund and less volatility than the other Strategic Allocation Funds. The Intermediate Horizon Strategic Allocation Fund may be appropriate for those who seek high long-term returns through a diversified investment portfolio of stocks, fixed income and money market securities. The Intermediate/Long Horizon Strategic Allocation Fund may be appropriate for those who seek long-term returns through investment primarily in the Stock and Bond Funds with slightly more volatility as compared to other balanced funds. The Long Horizon Strategic Allocation Fund may be appropriate for those who seek long-term growth through equity investments and who can tolerate substantial changes in the value of their investment.


                                    EXPENSES


      These tables show shareholder transaction expenses and estimated annual operating expenses for each Fund and, as applicable, its corresponding Portfolio, and are intended to assist investors in understanding the various costs and expenses that shareholders in the Funds will bear, either directly or indirectly. For more information, see "Management" on page 19 and "General Information - Expenses" on page 30.


SHAREHOLDER TRANSACTION EXPENSES

Maximum sales load imposed on                     None
  purchases and reinvested dividends
Deferred sales charges imposed on                 None
  redemptions
Redemption fee                                    None
Exchange fee                                      None


ANNUAL OPERATING EXPENSES(1)
(expressed as a percentage of average net assets)

                                                                       Other Expenses
                                                                                              Total
                                        Advisory    12b-1      Administrative Miscellaneous Operating
                                         Fee(2)     Fee(3)     Services Fee    Expenses    Expenses(2)
                                                                    (2)
Money Market Fund                        0.25%        0.25%        0.00%         0.30%        0.80%
High Quality Bond Fund                   0.35%        0.25%        0.00%         0.40%        1.00%
Intermediate Government Bond Fund        0.35%        0.25%        0.00%         0.40%        1.00%
Government/Corporate Bond Fund           0.35%        0.25%        0.00%         0.40%        1.00%
High-Yield Bond Fund                     0.44%        0.25%        0.00%         0.41%        1.10%



Balanced Fund                            0.45%        0.25%        0.19%         0.21%        1.10%
Equity Income Fund                       0.45%        0.25%        0.10%         0.20%        1.00%
Equity Value Fund                        0.55%        0.25%        0.00%         0.30%        1.10%
Growth & Income Fund                     0.60%        0.25%        0.06%         0.24%        1.15%
Equity Growth Fund                       0.62%        0.25%        0.19%         0.19%        1.25%
Special Equity Fund                      0.80%        0.25%        0.23%         0.22%        1.50%
Aggressive Equity Fund                   0.71%        0.25%        0.00%         0.54%        1.50%
International Equity Fund                0.74%        0.25%        0.00%         0.41%        1.40%


                                                                                     Total
                                              Management     12b-1      Other      Operating
                                                 Fees        Fee       Expenses     Expenses

Short Horizon Strategic Allocation Fund (4)     0.20%        None        None         0.20%
Short/Intermediate Horizon Strategic            0.20%        None        None         0.20%
Allocation Fund (4)(5)
Intermediate Horizon Strategic                  0.20%        None        None         0.20%
Allocation Fund     (4)
Intermediate/Long Horizon Strategic             0.20%        None        None         0.20%
Allocation Fund (4)
Long Horizon Strategic Allocation Fund (4)(5)   0.20%        None        None         0.20%

      EACH STRATEGIC ALLOCATION FUND ALSO BEARS ITS PRO RATA SHARE OF THE FEES AND EXPENSES (INCLUDING ADVISORY AND RULE 12B-1 FEES) OF THE UNDERLYING FUNDS IN WHICH IT INVESTS AND THE INVESTMENT RETURNS FOR THE FUND WILL BE NET OF THE EXPENSES OF THE STRATEGIC ALLOCATION FUND AND THOSE UNDERLYING FUNDS.

EXAMPLE(1)
      A shareholder would pay the following expenses on a $1,000 investment, assuming a 5% annual return, reinvestment of all dividends and redemption of the shares after the number of years indicated:

                                              1 Year      3 Years      5 Years    10 Years
                                              ------      -------      -------    --------
Money Market Fund                              $8           $26         $44         $99
High Quality Bond Fund                         10            32          55         122
Intermediate Government Bond Fund              10            32          55         122
Government/Corporate Bond Fund                 10            32          55         122
High-Yield Bond Fund                           11            35          61         134
Balanced Fund                                  11            35          61         134
Equity Income Fund                             10            32          55         122
Equity Value Fund                              11            35          61         134
Growth & Income Fund                           12            37          63         140
Equity Growth Fund                             13            40          69         151
Special Equity Fund                            15            47          82         179
Aggressive Equity Fund                         15            47          82         179
International Equity Fund                      14            44          77         168

Short Horizon Strategic Allocation Fund (4)    12            38          65         144
Short/Intermediate Horizon Strategic           13            41         ---         ---
Allocation Fund (4)(5)
Intermediate Horizon Strategic Allocation      14            43          74         162
Fund (4)
Intermediate/Long Horizon Strategic            14            44          77         168
Allocation Fund (4)
Long Horizon Strategic Allocation Fund         15            47         ---         ---
(4)(5)


      (1)Unless otherwise noted, the information in the expense table and the example is based on the fiscal year ended December 31, 1997 and reflects voluntary fee waivers and reimbursements. Of course, there can be no assurance that fee waivers and reimbursements will continue at these levels. The assumption in the example of a 5% annual return is required by the Securities and Exchange Commission for all mutual funds, and is not a prediction of any Fund's future performance. THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OF ANY FUND. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

      (2)Without fee waivers and reimbursements, advisory fees, administrative services fees and total operating expenses would be 0.25%, 0.30% and 1.12% for the Money Market Fund; 0.35%, 0.30% and 1.77% for the High Quality Bond Fund; 0.35%, 0.30% and 1.91% for the Intermediate Government Bond Fund; 0.35%, 0.30% and 1.32% for the Government/Corporate Bond Fund; 0.55%, 0.30% and 1.88% for the High-Yield Bond Fund; 0.45%, 0.30% and 1.21% for the Balanced Fund; 0.45%, 0.30% and 1.20% for the Equity Income Fund; 0.57%, 0.30% and 1.66% for the Equity Value Fund; 0.60%, 0.30% and 1.39% for the Growth & Income Fund; 0.62%, 0.30% and 1.37% for the Equity Growth Fund; 0.80%, 0.30% and 1.57% for the Special Equity Fund; 0.97%, 0.30% and 2.70% for the Aggressive Equity Fund; and 0.75%, 0.30%, and 1.72% for the International Equity Fund.


      (3)12b-1 fees are asset-based sales charges. After a substantial period of time annual payment of the fee may total more than the maximum sales charge that would have been permissible if imposed entirely as an initial sales charge.

      (4)Based on the expense ratios for the Money Market, Bond and Stock
Funds set forth above, the average weighted expense ratio is expected to be: from 1.12% to 1.26% for the Short Horizon Strategic Allocation Fund; from 1.16% to 1.37% for the Short/Intermediate Horizon Strategic Allocation Fund; from 1.22% to 1.43% for the Intermediate Horizon Strategic Allocation Fund; from 1.27% to 1.49% for the Intermediate/Long Horizon Strategic Allocation Fund; and from 1.31% to 1.58% for the Long Horizon Strategic Allocation Fund. A range of expense ratios is given because the percentage of each Fund's assets invested in the underlying Funds will fluctuate. Based on these ranges, the midpoint ratios of 1.19%, 1.30%, 1.35%, 1.40% and 1.48%, respectively, are used to calculate the expenses a shareholder would incur as reflected in the example.

      (5)Because the Fund is newly organized, amounts are estimated for the current fiscal year.

                              FINANCIAL HIGHLIGHTS

      These tables contain financial information about the Funds and are included in the Funds' Annual Reports. The tables have been audited by Coopers & Lybrand L.L.P., independent accountants. Their reports on the financial statements and financial highlights are included in the Annual Reports. The financial statements and financial highlights are incorporated by reference into the Statement of Additional Information. Copies of the Annual Reports may be obtained without charge by calling (914) 697-8000. The Short/Intermediate Horizon Strategic Allocation Fund and Long Horizon Strategic Allocation Fund are newly organized and have not issued financial statements.

For a share outstanding throughout each year:

                                                               Money Market
                                            ----------------------------------------------
                                                            For the Year Ended
                                            ----------------------------------------------
                                                  1997        1996       1995       1994
                                            ----------------------------------------------

Net asset value, beginning of period        $     10.11  $     9.83   $    9.61  $   10.00
                                            ----------------------------------------------

Income from investment operations:
    Net investment income                          0.51        0.19        0.31       0.66
   Net gains on investments
    (both realized and unrealized)                (0.01)       0.30        0.22      (0.39)
                                            ----------------------------------------------
 Total from investment operations                  0.50        0.49        0.53       0.27
                                            ----------------------------------------------

Less: Dividends and distributions from:
     Net investment income                        (0.35)      (0.19)      (0.31)     (0.66)
    Tax return of capital                           -         (0.02)        -          -
                                            ----------------------------------------------
Total from dividends and distributions            (0.35)      (0.21)      (0.31)     (0.66)
                                            ----------------------------------------------
Net asset value, end of period              $     10.26  $    10.11  $     9.83  $    9.61
                                            ==============================================

Total return                                       4.98%       4.87%       5.50%      3.45%
                                            ==============================================
Ratios/supplemental data:
Net assets end of period                    $21,513,791  $3,783,802   $ 113,491  $  25,092
Ratio of expenses to average net assets,
 including expenses of the Series Portfolios       1.12%       4.35%      67.48%     59.21%

Ratio of expenses to average net assets,
  including expenses of the Series Portfolios
  (net of reimbursement)                           0.80%       0.80%       0.76%      0.51%
Ratio of net investment income to
  average net assets                               4.55%       1.20%     (61.47)%   (55.80)%
Ratio of net investment income to
  average net assets
(net of reimbursement)                             4.87%       4.76%       5.24%      2.90%



*     Annualized
**    Less than one penny per share
(1)   Commencement of operations July 1, 1994
(2)   Commencement of operations February 22, 1996
(3)   Commencement of operations June 13, 1996
(4)   Commencement of operations June 11, 1996
(5)   Commencement of operations January 30, 1996
(6)   Commencement of operations January 18, 1996

For a share outstanding throughout each year:

                                                          High Quality Bond (1)
                                            ----------------------------------------------
                                                           For the Year Ended
                                            ----------------------------------------------
                                                1997          1996       1995       1994
                                            ----------------------------------------------

Net asset value, beginning of period        $     10.89  $      10.61 $    9.87  $   10.00
                                            ----------------------------------------------

Income from investment operations:
  Net investment income                            0.63          0.20      0.42       0.18
 Net gains on investments
   (both realized and unrealized)                 (0.07)         0.28      0.74      (0.12)
                                            ----------------------------------------------
 Total from investment operations                  0.56          0.48      1.16       0.06
                                            ----------------------------------------------

Less: Dividends and distributions from:
     Net investment income                        (0.32)        (0.20)    (0.42)     (0.18)
    Tax return of capital                         (0.00)**        -         -        (0.01)
                                            ----------------------------------------------
Total from dividends and distributions            (0.32)        (0.20)    (0.42)     (0.19)
                                            ----------------------------------------------
Net asset value, end of period              $     11.13  $      10.89 $   10.61  $    9.87
                                            ==============================================

Total return                                       5.11%         4.51%    11.85%      0.67%
                                            ==============================================

Ratios/supplemental data:
Net assets end of period                    $ 8,480,842  $    966,031 $  71,167  $  20,872

Ratio of expenses to average net assets,
  including expenses of the Series Portfolios      1.77%        12.60%    91.16%    284.62*
Ratio of expenses to average net assets,
  including expenses of the Series Portfolios
  (net of reimbursement)                           1.00%         0.98%     1.00%      0.55%*
Ratio of net investment income to
  average net assets                               4.81%         5.58%   (83.53)%   (279.12)%
Ratio of net investment income to
  average net assets (net of reimbursement)        5.58%         6.03%     6.63%       4.96%*




*     Annualized
**    Less than one penny per share
(1)   Commencement of operations July 1, 1994
(2)   Commencement of operations February 22, 1996
(3)   Commencement of operations June 13, 1996
(4)   Commencement of operations June 11, 1996
(5)   Commencement of operations January 30, 1996
(6)   Commencement of operations January 18, 1996

For a share outstanding throughout each year:

                                                      Intermediate
                                                   Government Bond (2)        Government/Corporate Bond (1)
                                                   --------------------  -----------------------------------------
                                                   For the Year Ended               For the Year Ended
                                                   --------------------  -----------------------------------------
                                                      1997       1996        1997         1996      1995     1994
                                                   --------------------  -----------------------------------------

Net asset value, beginning of period               $    10.21  $  10.00  $     11.69   $   11.60  $  9.91  $ 10.00
                                                   --------------------  -----------------------------------------
Income from investment operations:
  Net investment income                                  0.54      0.14         0.72        0.22     0.30     0.19
  Net gains on investments
   (both realized and unrealized)                        0.16      0.22         0.24        0.10     1.71    (0.09)
                                                   --------------------  -----------------------------------------
 Total from investment operations                        0.70      0.36         0.96        0.32     2.01     0.10
                                                   --------------------  -----------------------------------------
Less: Dividends and distributions from:
  Net investment income                                 (0.24)    (0.14)       (0.38)      (0.23)   (0.28)   (0.19)
  Net realized gain on investments                        -         -            -           -      (0.04)     -
  Tax return of capital                                 (0.00)**  (0.01)       (0.00)**      -        -        -
                                                   --------------------  -----------------------------------------
Total from dividends and distributions                  (0.24)    (0.15)       (0.38)      (0.23)   (0.32)   (0.19)
                                                   --------------------  -----------------------------------------
Net asset value, end of period                     $    10.67  $  10.21  $     12.27   $   11.69  $ 11.60  $  9.91
                                                   ====================  =========================================

Total return                                             6.88%     4.15%*       8.14%       2.74%   20.30%    1.10%
                                                   ====================  =========================================
Ratios/supplemental data:
Net assets end of period                           $8,515,888  $893,261  $21,504,827  $2,056,127 $175,079  $22,937
Ratio of expenses to average net assets,
  including expenses of the Series Portfolios            1.91%    17.46%*       1.32%       7.50%   56.91%  257.24*
Ratio of expenses to average net assets,
  including expenses of the Series Portfolios
  (net of reimbursement)                                 1.00%     0.94%*       1.00%       0.99%    0.85%    0.54%*
Ratio of net investment income to
  average net assets                                     4.13%   (11.28)*       5.52%       0.66%  (50.11)% (251.51)%*
Ratio of net investment income to
  average net assets (net of reimbursement)              5.05%     5.24%*       5.85%       5.85%    5.92%    5.18%*




*     Annualized
**    Less than one penny per share
(1)   Commencement of operations July 1, 1994
(2)   Commencement of operations February 22, 1996
(3)   Commencement of operations June 13, 1996
(4)   Commencement of operations June 11, 1996
(5)   Commencement of operations January 30, 1996
(6)   Commencement of operations January 18, 1996

For a share outstanding throughout each year:

                                                                      Balanced (1)
                                                  -----------------------------------------------
                                                                  For the Year Ended
                                                  -----------------------------------------------
                                                       1997         1996         1995       1994
                                                  -----------------------------------------------

Net asset value, beginning of period              $     13.27    $  12.04    $  10.05   $  10.00
                                                  -----------------------------------------------
Income from investment operations:
  Net investment income                                  0.44        0.21        0.24       0.07
  Net gains on investments
    (both realized and unrealized)                       2.02        1.77        2.61       0.07
                                                  -----------------------------------------------
 Total from investment operations                        2.46        1.98        2.85       0.14
                                                  -----------------------------------------------
Less: Dividends and distributions from:
   Net investment income                                (0.91)      (0.21)      (0.24)     (0.07)
   Net realized gain on investments                     (0.24)      (0.54)      (0.51)       -
   Tax return of capital                                  -           -         (0.11)     (0.02)

                                                  -----------------------------------------------
Total from dividends and distributions                  (1.15)      (0.75)      (0.86)     (0.09)
                                                  -----------------------------------------------
Net asset value, end of period                    $     14.58    $  13.27    $  12.04   $  10.05
                                                  ===============================================

Total return                                            18.67%      16.39%      28.47%      1.43%
                                                  ===============================================
Ratios/supplemental data:
Net assets end of period                          $49,014,319  $5,182,113    $895,351   $151,629
Ratio of expenses to average net assets,
 including expenses of the Series Portfolios             1.21%       3.08%       9.95%     71.47%*
Ratio of expenses to average net assets,
 including expenses of the Series Portfolios
 (net of reimbursement)                                  1.10%       0.97%       0.87%      0.49%*
Ratio of net investment income to
 average net assets                                      2.87%       0.78%      (5.68)%   (68.13)%*
Ratio of net investment income to
 average net assets (net of reimbursement)               2.99%       2.98%       3.40%      2.86%*



*    Annualized
**   Less than one penny per share
(1)  Commencement of operations July 1, 1994
(2)  Commencement of operations February 22, 1996
(3)  Commencement of operations June 13, 1996
(4)  Commencement of operations June 11, 1996
(5)  Commencement of operations January 30, 1996
(6)  Commencement of operations January 18, 1996

For a share outstanding throughout each year:

                                                                Equity Income (1)
                                                  ----------------------------------------------
                                                                For the Year Ended
                                                  ----------------------------------------------
                                                       1997         1996      1995     1994
                                                  ----------------------------------------------

Net asset value, beginning of period              $     15.25    $   13.09    $   9.93   $ 10.00
                                                  ----------------------------------------------

Income from investment operations:
  Net investment income                                  0.32         0.16        0.16      0.09
  Net gains on investments
    (both realized and unrealized)                       4.14         2.18        3.28     (0.07)
                                                  ----------------------------------------------
 Total from investment operations                        4.46         2.34        3.44      0.02
                                                  ----------------------------------------------

Less: Dividends and distributions from:
  Net investment income                                 (0.20)       (0.14)      (0.16)    (0.09)
  Net realized gain on investments                      (0.29)       (0.04)      (0.04)      -
  Tax return of capital                                   -            -         (0.08)      -
                                                  ----------------------------------------------
Total from dividends and distributions                  (0.49)       (0.18)      (0.28)    (0.09)
                                                  ----------------------------------------------
Net asset value, end of period                    $     19.22   $    15.25    $  13.09   $  9.93
                                                  ==============================================

Total return                                            29.31%       17.91%      34.62%     0.24%
                                                  ==============================================

Ratios/supplemental data:
Net assets end of period                          $62,936,623   $7,455,379    $590,381   $70,855

Ratio of expenses to average net assets,
  including expenses of the Series Portfolios            1.20%        3.22%      17.88%   106.54%*

Ratio of expenses to average net assets,
  including expenses of the Series Portfolios
  (net of reimbursement)                                 1.00%        1.00%       0.90%     0.42%*
Ratio of net investment income to
  average net assets                                     1.51%        0.11%     (14.15)% (103.39)%
Ratio of net investment income to
  average net assets (net of reimbursement)              1.71%        2.33%       2.82%     2.74%*



*    Annualized
**   Less than one penny per share
(1)  Commencement of operations July 1, 1994
(2)  Commencement of operations February 22, 1996
(3)  Commencement of operations June 13, 1996
(4)  Commencement of operations June 11, 1996
(5)  Commencement of operations January 30, 1996
(6)  Commencement of operations January 18, 1996

For a share outstanding throughout each year:

                                                     Equity Value (3)                 Growth & Income (1)
                                                  ---------------------  -------------------------------------------
                                                   For the Year Ended                For the Year Ended
                                                  ---------------------  -------------------------------------------
                                                       1997      1996        1997         1996       1995     1994
                                                  ---------------------  -------------------------------------------

Net asset value, beginning of period              $     10.75  $  10.00  $     13.78  $    11.47  $  10.22   $ 10.00
                                                  ---------------------  -------------------------------------------
Income from investment operations:
  Net investment income                                  0.12      0.02         0.02        0.19      0.06      0.03
  Net gains on investments
   (both realized and unrealized)                        2.17      0.86         4.67        2.29      3.18      0.22
                                                  ---------------------  -------------------------------------------
Total from investment operations                         2.29      0.88         4.69        2.48      3.24      0.25
                                                  ---------------------  -------------------------------------------

Less: Dividends and distributions from:
    Net investment income                               (0.71)    (0.01)       (0.06)      (0.15)    (0.06)    (0.03)
    Net realized gain on investments                    (0.06)    (0.12)       (0.25)      (0.02)    (0.95)      -
    Tax return of capital                                 -         -            -           -       (0.98)      -
                                                  ---------------------  -------------------------------------------
Total from dividends and distributions                  (0.77)    (0.13)       (0.31)      (0.17)    (1.99)    (0.03)
                                                  ---------------------  ------------------------------------------
Net asset value, end of period                    $     12.27  $  10.75  $     18.16  $    13.78  $  11.47   $ 10.22
                                                  =====================  ===========================================
Total return                                            21.43%    16.61%*      34.14%      21.61%    32.11%     2.49%
                                                  =====================  ===========================================

Ratios/supplemental data:
Net assets end of period                          $21,309,839  $385,208  $61,020,784  $5,483,747  $443,638   $60,475
Ratio of expenses to average net assets,
  including expenses of the Series Portfolios            1.66%    56.35%*       1.39%       3.99%    21.71%  (140.33)%*
Ratio of expenses to average net assets,
  including expenses of the Series Portfolios
  (net of reimbursement)                                 1.10%     1.07%*       1.15%       1.14%     1.03%     0.43%*
Ratio of net investment income to
  average net assets                                     0.36%   (54.60)%*      (0.15)%     (2.38)% (19.66)% (138.93)%*
Ratio of net investment income to
  average net assets (net of reimbursement)              0.93%     1.09%*       0.10%       0.47%     1.02%     0.97%*



*     Annualized
**    Less than one penny per share
(1)   Commencement of operations July 1, 1994
(2)   Commencement of operations February 22, 1996
(3)   Commencement of operations June 13, 1996
(4)   Commencement of operations June 11, 1996
(5)   Commencement of operations January 30, 1996
(6)   Commencement of operations January 18, 1996

For a share outstanding throughout each year:

                                                                    Equity Growth (1)
                                                    ----------------------------------------------
                                                                   For the Year Ended
                                                    ----------------------------------------------
                                                          1997        1996        1995       1994
                                                    ----------------------------------------------

Net asset value, beginning of period                      14.50   $    13.36   $  11.35   $  10.00
                                                    ----------------------------------------------
Income from investment operations:
  Net investment income                                   (0.03)         -         0.01      (0.01)
  Net gains on investments
    (both realized and unrealized)                         3.85         2.41       2.09       1.36
                                                    ----------------------------------------------
 Total from investment operations                          3.82         2.41       2.10       1.35
                                                    ----------------------------------------------
Less: Dividends and distributions from:
    Net investment income                                 (0.26)         -        (0.01)       -
    Net realized gain on investments                      (0.33)       (1.18)       -          -
    Tax return of capital                                 (0.00)**     (0.09)     (0.08)       -
                                                    ----------------------------------------------
Total from dividends and distributions                    (0.59)       (1.27)     (0.09)       -
                                                    ----------------------------------------------
Net asset value, end of period                      $     17.73   $    14.50   $  13.36   $  11.35
                                                    ==============================================

Total return                                              26.54%       17.93%     18.50%     13.58%
                                                    ==============================================
Ratios/supplemental data:
Net assets end of period                            $57,186,689   $3,859,931   $618,317   $120,370
Ratio of expenses to average net assets,
  including expenses of the Series Portfolios              1.37%        4.34%     14.34%     70.79%*
Ratio of expenses to average net assets,
  including expenses of the Series Portfolios
  (net of reimbursement)                                   1.25%        1.20%      1.01%      0.42%*
Ratio of net investment income to
  average net assets                                      (0.31)%      (3.64)%   (13.13)    (71.00)*
Ratio of net investment income to
  average net assets (net of reimbursement)               (0.19)%       0.50%      0.20%     (0.21)%*



*    Annualized
**   Less than one penny per share
(1)  Commencement of operations July 1, 1994
(2)  Commencement of operations February 22, 1996
(3)  Commencement of operations June 13, 1996
(4)  Commencement of operations June 11, 1996
(5)  Commencement of operations January 30, 1996
(6)  Commencement of operations January 18, 1996

For a share outstanding throughout each year:

                                                            Special Equity (1)
                                               -------------------------------------------
                                                            For the Year Ended
                                               -------------------------------------------
                                                     1997       1996       1995      1994
                                               -------------------------------------------

Net asset value, beginning of period           $     17.09  $   13.95   $  10.75   $ 10.00


                                               -------------------------------------------
Income from investment operations:
  Net investment income                              (0.04)       -          -         -
  Net gains on investments
   (both realized and unrealized)                     4.41       3.58       4.43      0.84
                                               -------------------------------------------
 Total from investment operations                     4.37       3.58       4.43      0.84
                                               -------------------------------------------

Less: Dividends and distributions from:
  Net investment income                              (0.39)       -          -         -
  In excess of net investment income                   -        (0.03)       -         -
  Net realized gain on investments                   (0.51)     (0.38)     (0.89)    (0.09)
  In excess of net realized gain on investments        -          -          -         -

  Tax return of capital                                -        (0.03)     (0.34)      -
                                               -------------------------------------------
Total from dividends and distributions               (0.90)     (0.44)     (1.23)    (0.09)
                                               -------------------------------------------
Net asset value, end of period                 $     20.56  $   17.09   $  13.95   $ 10.75
                                               ===========================================

Total return                                         25.82%     25.76%     41.50%     8.54%
                                               ===========================================

Ratios/supplemental data:
Net assets end of period                       $63,237,963 $7,736,347   $600,294   $87,705

Ratio of expenses to average net assets,
  including expenses of the Series Portfolios         1.57%      3.63%     15.76%    99.91%*
Ratio of expenses to average net assets,
  including expenses of the Series Portfolios
  (net of reimbursement)                              1.50%      1.49%      1.33%     0.54%*
Ratio of net investment income to
   average net assets                                (0.26)%    (2.48)%   (14.58)%  (99.33)%*
Ratio of net investment income to
  average net assets (net of reimbursement)          (0.18)%    (0.34)%    (0.18)%    0.04%*



*     Annualized
**    Less than one penny per share
(1)   Commencement of operations July 1, 1994
(2)   Commencement of operations February 22, 1996
(3)   Commencement of operations June 13, 1996
(4)   Commencement of operations June 11, 1996
(5)   Commencement of operations January 30, 1996
(6)   Commencement of operations January 18, 1996

For a share outstanding throughout each year:

                                                   Aggressive Equity (4)    High Yield Bond (5)    International Equity (6)
                                                   ---------------------   ---------------------   -----------------------
                                                    For the Year Ended       For the Year Ended      For the Year Ended
                                                   ---------------------   ---------------------   -----------------------
                                                       1997       1996        1997        1996         1997         1996
                                                   ---------------------   ---------------------   -----------------------

Net asset value, beginning of period               $     9.43   $  10.00   $    10.68   $  10.00   $     11.27  $    10.00
                                                   ---------------------   ---------------------   -----------------------
Income from investment operations:
  Net investment income                                 (0.06)      0.05         0.94       0.21          0.04        0.01
  Net gains on investments
    (both realized and unrealized)                       0.63      (0.58)        0.37       0.66          0.83        1.37
                                                   ----------------------  ---------------------   -----------------------
 Total from investment operations                        0.57      (0.53)        1.31       0.87          0.87        1.38
                                                   ----------------------  ---------------------   -----------------------
Less: Dividends and distributions from:
     Net investment income                                -        (0.04)       (0.58)     (0.19)        (0.20)      (0.01)
     In excess of net investment income
     Net realized gain on investments                     -          -          (0.03)       -           (0.08)      (0.04)
     In excess of net realized gain on investments        -          -            -          -             -         (0.04)
     Tax return of capital                                -          -            -          -           (0.00)**    (0.02)
                                                   ----------------------  ---------------------   -----------------------
Total from dividends and distributions                    -        (0.04)       (0.61)     (0.19)        (0.28)      (0.11)
                                                   ----------------------  ---------------------   -----------------------
Net asset value, end of period                     $    10.00   $   9.43   $    11.38   $  10.68   $     11.86  $    11.27
                                                   =====================   =====================   =======================

Total return                                             6.13%     (9.51)%*     12.28%      9.50%*        7.74%      14.59%*
                                                   =====================   =====================   =======================

Ratios/supplemental data:
Net assets end of period                           $8,855,719   $326,476   $8,430,804   $738,100   $30,063,542  $2,398,279
Ratio of expenses to average net assets,
  including expenses of the Series Portfolios            2.70%     64.34%*       1.88%     25.60%*        1.72%       9.79%*
Ratio of expenses to average net assets,
  including expenses of the Series Portfolios
  (net of reimbursement)                                 1.43%      1.41%*       1.10%      1.10%*        1.40%       1.41%*
Ratio of net investment income to
  average net assets                                    (1.81)%   (64.36)%*      7.44%    (16.15)%*      (0.03)%     (7.91)%*
Ratio of net investment income to
  average net assets (net of reimbursement)             (0.54)%    (1.05)%*      8.22%      8.35%*        0.29%       0.48%*




*     Annualized
**    Less than one penny per share
(1)   Commencement of operations July 1, 1994
(2)   Commencement of operations February 22, 1996
(3)   Commencement of operations June 13, 1996
(4)   Commencement of operations June 11, 1996
(5)   Commencement of operations January 30, 1996
(6)   Commencement of operations January 18, 1996

For a share outstanding throughout the year:

                                                CONSERVATIVE STRATEGIC
                                                    ALLOCATION FUND
                                               -------------------------

                                                    FOR THE YEAR ENDED
                                                    1997        1996(1)
                                               -------------------------
Net asset value, beginning of period           $    10.34     $   10.00
                                               -------------------------

Income from investment operations:
  Net investment income (loss)                       0.49          0.18
  Net gains on investments
    (both realized and unrealized)                   0.41          0.36
                                               -------------------------

Total from investment operations                     0.90          0.54
                                               -------------------------
Less dividends and distributions from:
   Net investment income                            (0.52)        (0.18)
   Net realized gains on investments                (0.02)        (0.01)
   Tax return of capital                              -           (0.01)
                                               -------------------------
       Total from dividends and distributions       (0.54)        (0.20)
                                               -------------------------

Net asset value, end of period                 $    10.70     $   10.34
                                               =========================

Total return                                         8.69%         7.74% *
                                               =========================

RATIO/SUPPLEMENTAL DATA:

Net assets end of period                       $6,015,072      $742,127
                                               =========================

Ratio of expenses to average net assets              0.20%         0.20%

Ratio of net investment income to average
  net assets                                         4.49%        11.60%

Portfolio turnover rate                               348%          466%


Average commission rate paid per share +               NA            NA



--------------------
(1)  Commencement of Operations, April 15, 1996.
 *   Annualized
**  Less than one penny per share.
+   The Funds do not pay commissions on investment transactions.

For a share outstanding throughout the year:

                                                      MODERATE STRATEGIC
                                                        ALLOCATION FUND
                                                 ---------------------------

                                                      FOR THE YEAR ENDED
                                                      1997          1996(1)
                                                 ---------------------------

Net asset value, beginning of period               $    10.32    $   10.00
                                                 ---------------------------
Income from investment operations:
  Net investment income (loss)                           0.48         0.13
  Net gains on investments
      (both realized and unrealized)                     0.99         0.42
                                                 ---------------------------

Total from investment operations                         1.47         0.55
                                                 ---------------------------

Less dividends and distributions from:
  Net investment income                                 (0.72)       (0.13)
  Net realized gains on investments                     (0.08)       (0.10)
  Tax return of capital                                 (0.01)         -
                                                 ---------------------------
         Total from dividends and distributions         (0.81)       (0.23)
                                                 ---------------------------

Net asset value, end of period                   $      10.98   $    10.32

                                                 ===========================

Total return                                            14.29%          7.94% *
                                                 ===========================

RATIO/SUPPLEMENTAL DATA:

Net assets end of period                         $  24,664,668  $  2,820,072

                                                 =============  ============

Ratio of expenses to average net assets                   0.20%         0.20%

Ratio of net investment income to average
  net assets                                              4.26%         7.88%

Portfolio turnover rate                                    322%          469%


Average commission rate paid per share +                    NA            NA



--------------------
(1)  Commencement of Operations, April 15, 1996.
 *  Annualized
**  Less than one penny per share.
+   The Funds do not pay commissions on investment transactions.

For a share outstanding throughout the year:

                                                    AGGRESSIVE STRATEGIC
                                                       ALLOCATION FUND
                                                 ---------------------------

                                                      FOR THE YEAR ENDED
                                                      1997         1996(1)
                                                 ---------------------------

Net asset value, beginning of period                $    10.30   $     10.00
                                                 ---------------------------

Income from investment operations:
  Net investment income (loss)                            0.41          0.09
  Net gains on investments
     (both realized and unrealized)                       1.53          0.47
                                                 ---------------------------

Total from investment operations                          1.94          0.56
                                                 ---------------------------

Less dividends and distributions from:
  Net investment income                                  (0.80)        (0.09)
  Net realized gains on investments                      (0.11)        (0.17)
  Tax return of capital                                  (0.01)          -
                                                 ---------------------------
         Total from dividends and distributions          (0.92)        (0.26)
                                                 ---------------------------

Net asset value, end of period                   $       11.32   $     10.30
                                                 ===========================

Total return                                             18.95%         8.02%*
                                                 ===========================

RATIO/SUPPLEMENTAL DATA:

Net assets end of period                         $  25,866,529  $  2,173,362
                                                 =============  ============

Ratio of expenses to average net assets                   0.20%         0.20%

Ratio of net investment income to average
  net assets                                              3.55%         2.03%

Portfolio turnover rate                                    336%          418%

Average commission rate paid per share +                    NA            NA



--------------------
(1)  Commencement of Operations, April 15, 1996.
 *  Annualized
**  Less than one penny per share.
+   The Funds do not pay commissions on investment transactions.

                             INVESTMENT INFORMATION

INVESTMENT OBJECTIVES AND PRINCIPAL INVESTMENT POLICIES

      This section describes each Fund's investment objective and principal investment policies. Additional investment policies and risk considerations are described in the next sections. Each Fund's investment objective may be changed without shareholder approval, but shareholders will be given at least 30 days' prior written notice before any change is implemented. Of course, there can be no assurance that any Fund will achieve its investment objective. Each Fund (other than the Strategic Allocation Funds) is a diversified mutual fund.

      MONEY MARKET FUND

      The investment objective of the Money Market Fund is to provide liquidity and as high a level of current income as is consistent with the preservation of capital.

      This Fund invests primarily in high quality, short-term money market instruments. These instruments include short-term U.S. government obligations, corporate bonds, bank obligations (including certificates of deposit, bankers' acceptances and fixed time obligations), commercial paper and other short-term debt obligations and repurchase agreements.

      The Fund complies with industry regulations applicable to money market funds. These regulations require that the Fund's investments mature or be deemed to mature within 397 days from the date of acquisition, that the average maturity of the Fund's investments (on a dollar-weighted basis) be 90 days or less, and that all of the Fund's investments be in U.S. dollar-denominated high quality securities which have been determined by the Fund to present minimal credit risks. The Fund reserves the right to concentrate 25% or more of its total assets in domestic bank obligations. Investments in high quality, short-term instruments may, in many circumstances, result in a lower yield than would be available from investments in instruments with a lower quality or a longer term.

      Unlike many money market funds, the Fund does not maintain a stable net asset value of $1.00 per share and will not declare dividends on a daily basis. Undeclared investment income may cause the Fund's net asset value per share to fluctuate.

      BOND FUNDS

      The investment objective of the High Quality Bond Fund is to provide a high risk-adjusted return while focusing on the preservation of capital.

      The High Quality Bond Fund invests at least 65% of its assets under normal circumstances in high quality debt securities with short and intermediate maturities (including repurchase agreements and reverse repurchase agreements). The Fund's duration generally is between one and three years. Duration is a way of measuring the Fund's overall sensitivity to interest rate fluctuations. The dollar-weighted average maturity of the Fund will generally will not exceed three years under normal circumstances. Individual securities held by the Fund may have longer maturities. Short-term debt securities generally fluctuate less in price, and have lower yields, than longer-term securities of comparable quality.

      The Fund considers high quality debt securities to be those rated A or better by Standard & Poor's or A3 or better by Moody's and securities of comparable quality as determined by the Fund's advisers. Ratings are described in the Statement of Additional Information. Investments in higher quality instruments may result in a lower yield than would be available from investments in lower quality instruments.

      The investment objective of the Intermediate Government Bond Fund is to provide as high a level of current income as is consistent with the preservation of capital.

      The Intermediate Government Bond Fund invests in U.S. government obligations and high quality, short-term obligations (including repurchase agreements and reverse repurchase agreements). Under normal circumstances the Fund invests at least 65% of its assets in U.S. government obligations and repurchase agreements secured by U.S. government obligations. U.S. government obligations are issued or guaranteed as to principal and interest by the U.S. government or one of its agencies or instrumentalities. Some obligations of U.S. government agencies and instrumentalities are supported by the "full faith and credit" of the United States, others by the right of the issuer to borrow from the U.S. Treasury, and others only by the credit of the agency or instrumentality. The Fund also invests in mortgage-backed securities backed by pass-through certificates issued or guaranteed by the U.S. government or its agencies. ALTHOUGH THE FUND INVESTS IN U.S. GOVERNMENT OBLIGATIONS, AN INVESTMENT IN THE FUND IS NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT.

      The Fund's duration generally is between one and five years, and its dollar-weighted average maturity generally is between three and five years (and does not exceed ten years) under normal circumstances. The Fund may invest in securities with maturities of as much as 30 years.


      The investment objective of the Government/Corporate Bond Fund is to achieve a maximum total return.


        The Government/Corporate Bond Fund invests in investment grade debt securities, U.S. government obligations (including U.S. government agency and instrumentality obligations and collateralized mortgage obligations guaranteed by these agencies and instrumentalities), and high quality short-term obligations (including repurchase agreements and reverse repurchase agreements). Under normal circumstances the Fund invests at least 65% of its assets in U.S. government securities, corporate bonds and short-term instruments.


      Investment grade debt securities carry a rating of at least BBB from Standard & Poor's or Baa from Moody's or are of comparable quality as determined by the Fund's advisers. The Fund also invests in securities of foreign issuers.


      The Fund's duration generally is between three and ten years, and its dollar-weighted average maturity generally is between five and fifteen years (and does not exceed thirty years) under normal circumstances. While longer-term securities tend to have higher yields than short-term securities, they are subject to greater price fluctuations as a result of interest rate changes and other factors.

      The investment objective of the High-Yield Bond Fund is to provide a high level of current income.

      The High-Yield Bond Fund invests at least 65% of its assets under normal circumstances in high-yielding, income producing debt securities, such as debentures and notes, and preferred stocks, including convertible and zero coupon securities. The Fund may invest in equity securities, including common stocks, warrants and rights. The Fund may invest all or a substantial portion of its assets in lower-rated debt securities, commonly referred to as "junk bonds." Investing in junk bonds is an aggressive approach to income investing. Investors should carefully consider the special risks of investing in this Fund. See "Risk Considerations."

      BALANCED FUND

      The investment objective of the Balanced Fund is to provide a high total investment return through investment in a balanced portfolio of stocks, bonds and money market instruments.

      The Fund seeks to meet its investment objective by maintaining a balanced portfolio of stocks and bonds. The Fund invests in a managed mix of common and preferred stocks (and their equivalents including American Depositary Receipts), debt securities and commercial paper of U.S. corporations, U.S. government securities and bank obligations. The Fund varies the percentage of assets invested in any one type of security in accordance with its advisers' interpretation of economic and market conditions, fiscal and monetary policy, and underlying securities values. Under normal circumstances, approximately 60% of the Fund's assets will be invested in equity securities and 40% of the Fund's assets will be invested in fixed income securities (at least 25% of which will be invested in fixed-income senior securities, including debt securities and preferred stock). In selecting common stocks, emphasis is placed on investing in established companies. Most of the Fund's non-convertible long-term debt investments consist of investment grade securities (those rated BBB or better by Standard & Poor's or Baa or better by Moody's) and those of equivalent quality as determined by the Fund's advisers. Less than 5% of the Fund's investments consist of securities rated BBB by Standard & Poor's or Baa by Moody's. These ratings are described in the Statement of Additional Information.

      STOCK FUNDS

      The investment objective of the Equity Income Fund is to provide a high level of current income through investment in a diversified portfolio of common stocks with relatively high current yields; capital appreciation is a secondary objective.

      The investment objective of the Equity Value Fund is to provide a high total investment return through investment primarily in a diversified portfolio of common stocks.

      The investment objective of the Growth & Income Fund is to provide capital appreciation and current income.

      The Equity Income Fund invests primarily in stocks of companies which, in the opinion of the Fund's advisers, are fundamentally sound financially and which pay relatively high dividends on a consistent basis. The Equity Value Fund invests primarily in stocks of companies which, in the opinion of the Fund's advisers, are trading at low valuations relative to market and/or historical levels. These stocks tend to have relatively low price/earnings ratios and/or relatively low price/book value ratios. Low price/earnings ratios or price/book value ratios mean that the stock is less expensive than average relative to the company's earnings or book value, respectively. The Growth & Income Fund invests primarily in a diversified portfolio of securities selected in large part for their potential to generate long term capital appreciation. The Fund also may select securities based on their potential to generate current income. The Fund emphasizes securities of growing, financially stable and undervalued companies. This Fund attempts to achieve more capital appreciation than an income fund and less price volatility than a growth fund. In selecting investments, these three Funds emphasize common stocks and preferred stocks listed on the New York Stock Exchange and on other national securities exchanges and, to a lesser extent, stocks that are traded over-the-counter.

      The investment objective of the Equity Growth Fund is to provide a high level of capital appreciation through investment in a diversified portfolio of common stocks with potential for above average growth in earnings and dividends; current income is a secondary objective.

      The Equity Growth Fund invests primarily in a diversified portfolio of common stocks, of companies with potential for above average growth in earnings and dividends. As a fundamental policy that cannot be changed without shareholder approval, under normal circumstances, at least 65% of the assets of the Fund are invested in equity securities. The Fund emphasizes common and preferred stocks listed on the New York Stock Exchange and other national securities exchanges and, to a lesser extent, stocks that are traded over-the-counter. Multiple managers are used to control the volatility often associated with growth funds.

      The investment objective of the Special Equity Fund is to provide a high level of capital appreciation through investment in a diversified portfolio of common stocks of small to medium size companies.


      The Special Equity Fund invests primarily in a diversified portfolio of stocks of small to medium size companies which, in the opinion of the Fund's advisers, present an opportunity for significant increases in earnings, revenue and/or value, without consideration for current income. The Special Equity Fund emphasizes common stocks of U.S. companies with market capitalizations of less than $1 billion. Investing in securities of smaller companies involves special risks. Multiple managers are used to control the volatility often associated with investments in companies of this size. Investors should carefully consider the risks of investing in the Special Equity Fund. See "Risk Considerations".


      The investment objective of the Aggressive Equity Fund is to provide a high level of capital appreciation primarily through investing in a diversified portfolio of common stocks.

      The Aggressive Equity Fund invests primarily in high growth companies without regard to market capitalization. The Fund seeks to invest in companies which present an opportunity for significant increases in earnings, revenue and/or value, without consideration for current income, to achieve excess market returns relative to its benchmark, the Russell 2000 Growth Index. The Fund also emphasizes stocks of companies with consistent, above-average and accelerating profitability and growth. The investment characteristics, such as price-to-earnings ratio, of the Fund can undergo major changes at any time. As a result, the price of shares of this fund may be very volatile.

      The investment objective of the International Equity Fund is to provide a high level of long-term capital appreciation through investment in a diversified portfolio of securities of foreign issuers.

      The International Equity Fund invests primarily in foreign securities, meaning securities of issuers that, in the opinion of the Fund's advisers, have their principal activities outside the United States or whose securities are traded primarily outside the United States. Under normal circumstances, at least 65% of the Fund's assets are invested in equity securities of issuers in at least three countries other than the United States. The Fund invests most of its assets in securities of issuers in Canada, Australia and developed countries in Europe and the Far East. The Fund may invest up to 10% of its assets in securities of issuers in developing countries. The Fund may also invest in any type or quality of debt securities, including lower-rated securities, and may enter into forward currency exchange contracts solely for hedging purposes. See "Risk Considerations".

      Each of the Stock Funds may also invest in bonds and short-term obligations as well as securities convertible into common stocks, preferred stocks, debt securities and short-term obligations.

      STRATEGIC ALLOCATION FUNDS

      The investment objective of the Short Horizon Strategic Allocation Fund (formerly known as the Conservative Strategic Allocation Fund) is a high level of income and preservation of capital.

      The investment objective of the Short/Intermediate Horizon Strategic Allocation Fund is to achieve reasonable returns with considerably less than average volatility as compared to other balanced funds.

      The investment objective of the Intermediate Horizon Strategic Allocation Fund (formerly known as the Moderate Strategic Allocation Fund) is a high total investment return.

      The investment objective of the Intermediate/Long Horizon Strategic Allocation Fund (formerly known as the Aggressive Strategic Allocation Fund) is long-term growth of capital and growth of income.

      The investment objective of the Long Horizon Strategic Allocation Fund is to achieve long-term returns from growth of capital and growth of income.


      As a fundamental policy each Strategic Allocation Fund offers an asset allocation investment program by investing in a combination of the Funds (other than the Balanced Fund) described above in this Prospectus. Diversified Investment Advisors selects the combination and amount of underlying Funds based on each Strategic Allocation Fund's investment objective. Each Strategic Allocation Fund is a non-diversified fund, meaning that it is not limited by the Investment Company Act of 1940 as to the amount of its assets that may be invested in a single issuer (although certain diversification requirements under the Internal Revenue Code still apply).

      Diversified has established target allocations for the assets of each Strategic Allocation Fund among the Money Market, Bond and Stock Funds. These allocations reflect Diversified's present strategy for asset allocation during normal market conditions, and may be changed at any time without shareholder approval. Under severe market conditions, Diversified also may allocate the assets of each Strategic Allocation Fund without limit to the Money Market Fund to reduce volatility, to provide a reserve for future allocations and for temporary defensive purposes.

      Under normal circumstances, approximately 90% of the assets of the Short Horizon Strategic Allocation Fund are invested in the Money Market and Bond Funds, with approximately 10% of the assets of the Fund invested in the Money Market Fund. The Fund may also invest in the Equity Income Fund. For specific allocations to the underlying Funds, see Appendix A.

      Under normal circumstances, approximately 70% of the assets of the Short/Intermediate Horizon Fund are allocated to the Bond Funds and approximately 30% are allocated to the Stock Funds. For specific allocations to the underlying Funds, see Appendix A.

      Under normal circumstances, approximately 50% of the assets of the Intermediate Horizon Strategic Allocation Fund are allocated to the Bond Funds and 50% to the Stock Funds. For specific allocations to the underlying Funds, see Appendix A.

      Under normal circumstances, approximately 70% of the assets of the Intermediate/Long Horizon Strategic Allocation Fund are invested in the Stock Funds and approximately 30% are invested in the Bond Funds. For specific allocations to the underlying Funds see Appendix A.

      Under normal circumstances, the assets of the Long Horizon Strategic Allocation Fund are invested in the Stock Funds. For specific allocations to the underlying Funds see Appendix A.


ADDITIONAL INVESTMENT POLICIES

      This section describes additional investment policies of the Funds. Except as otherwise noted, these investment policies do not apply to the Strategic Allocation Funds except to the extent that the Strategic Allocation Funds invest in the other Funds. See "Risk Considerations" for more information.

      FOREIGN SECURITIES. Each Fund may invest a portion of its assets in foreign securities. The International Equity Fund will invest a substantial portion of its assets in foreign securities. Investing in foreign securities involves risks in addition to those of investing in U.S. securities. These risks are heightened for investments in securities of issuers in developing countries. See "Risk Considerations."


      TEMPORARY INVESTMENTS. During periods of unusual economic or market conditions or for temporary defensive purposes or liquidity, each Fund may invest without limit in cash and in U.S. dollar-denominated high quality money market and short-term instruments. In addition, the International Equity Fund may invest in foreign currencies. These investments may result in a lower yield than would be available from investments with a lower quality or longer term.


      OTHER PERMITTED INVESTMENTS. For more information regarding the Funds' permitted investments and investment practices, see Appendix B. The Funds will not necessarily invest or engage in each of the investments and investment practices in Appendix B but reserve the right to do so. The Money Market Fund will invest or engage in the investments and investment practices in Appendix B only to the extent consistent with industry regulations applicable to money market funds.

      INVESTMENT RESTRICTIONS. The Statement of Additional Information contains a list of specific investment restrictions which govern the investment policies of the Funds, including the Strategic Allocation Funds. Under its investment restrictions, each Fund may borrow money and enter into reverse repurchase agreements in an amount not to exceed 331/3% of the Fund's assets (including the borrowing) less liabilities (not including the borrowing). Except as otherwise noted, the Funds' investment objectives and policies may be changed without shareholder approval. If a percentage or rating restriction (other than a restriction as to borrowing) is adhered to at the time an investment is made, a later change in percentage or rating resulting from changes in a Fund's securities is not a violation of policy.

      PORTFOLIO TURNOVER. Securities of a Fund are sold whenever the Fund's advisers believe it is appropriate to do so in light of the Fund's investment objective, without regard to the length of time a particular security may have been held. The turnover rates for each Fund are included in the Financial

Highlights for that Fund. The amount of brokerage commissions and realization of taxable capital gains will tend to increase as the level of portfolio activity increases. The annual turnover rate for each of the Short/Intermediate Horizon Strategic Allocation Fund and the Long Horizon Strategic Allocation Fund is not expected to exceed 150%.

      BROKERAGE TRANSACTIONS. The primary consideration in placing each Fund's securities transactions with broker-dealers for execution is to obtain and maintain the availability of execution at the most favorable prices and in the most effective manner possible. A Fund may execute brokerage or other agency transactions through an investment adviser or distributor of the Fund. These entities may be paid for these transactions.

RISK CONSIDERATIONS

      The risks of investing in each Fund vary depending upon the nature of the securities held, and the investment practices employed, on its behalf. Certain of these risks are described in this section.

      CHANGES IN NET ASSET VALUE. Each Fund's net asset value will fluctuate based on changes in the values of its underlying portfolio securities. The Strategic Allocation Funds' net asset value will fluctuate based on changes in the net asset value of the underlying Funds. This means that an investor's shares may be worth more or less at redemption than at the time of purchase. Equity securities fluctuate in response to general market and economic conditions and other factors, including actual and anticipated earnings, changes in management, political developments and the potential for takeovers and acquisitions. The value of debt securities generally goes down when interest rates go up, and up when interest rates go down. Changes in interest rates will generally cause larger changes in the prices of longer-term securities than in the prices of shorter-term securities. Prices of debt securities also fluctuate based on changes in the actual and perceived creditworthiness of issuers. The prices of lower-rated securities often fluctuate more than those of higher-rated securities.

      CREDIT RISK OF DEBT SECURITIES. Investors should be aware that securities offering above-average yields may involve above-average risks. It is possible that some issuers will not make payments on debt securities held by a Fund.

      Lower-rated debt securities usually are defined as securities rated BB or lower by Standard & Poor's or Ba or lower by Moody's. See the Statement of Additional Information for more information on ratings. Lower-rated debt securities are considered speculative and involve greater volatility of price and greater risk of loss than higher-rated securities due to changes in creditworthiness and ability to pay. In adverse economic or other circumstances, issuers of these securities are more likely to have difficulty making principal and interest payments than issuers of higher grade obligations. A Fund may incur additional expenses to the extent that is it required to seek recovery upon a default in the payment of lower-rated debt security. The values of lower-rated debt securities tend to reflect individual corporate developments or adverse economic changes to a greater extent than higher-rated securities, which react primarily to fluctuations in the general level of interest rates. Periods of economic uncertainty and changes generally result in increased volatility in the market prices of such securities, and thus in a Fund's net asset value.

      In the event of default, lower-rated debt securities are frequently subordinated to the prior payment of senior indebtedness and are traded in markets that may be relatively less liquid that the market for higher-rated securities. Under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, a Fund may find it more difficult to sell these securities when it may be advisable to do so or may be able to sell these securities only at prices lower than if the securities were more widely held.

      FOREIGN SECURITIES. In general, investments in foreign securities entail risks relating to political, social and economic developments abroad. There are also risks from the differences between the regulations to which U.S. and foreign issuers and markets are subject. These risks may include expropriation, confiscatory taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets and political or social instability. Asserting legal rights and claims may be difficult, costly and slow in foreign countries. In addition, foreign companies may be subject to accounting standards or governmental supervision less extensive than in the U.S., resulting in less public information about their operations.

      Foreign markets may be less liquid and more volatile than U.S. markets, and may offer less protection to investors such as the Funds. Prices at which a Fund may acquire securities may be affected by persons trading with material non-public information and by brokers effecting securities transactions in anticipation of transactions by the Funds. In addition, costs of trading may be higher than those in the U.S., due to the differing compensation and commission structures in foreign securities markets.

      Equity securities traded in certain foreign countries may trade at price-earnings multiples higher than those of comparable companies trading on securities markets in the United States. These multiples may not be sustainable. Rapid increases in money supply in certain countries may result in speculative investment in equity securities which may contribute to volatility of trading markets.

      Because foreign securities often trade in currencies other than the U.S. dollar, changes in currency exchange rates will affect a Fund's net asset value, the value of dividends and interest earned and gains and losses realized on the sale of securities. In addition, some foreign currency values may be volatile and there is the possibility of governmental controls on currency exchanges or governmental intervention in currency markets.

      The costs attributable to foreign investing, such as the costs of maintaining custody of securities in foreign countries, frequently are higher than those involved in U.S. investing. As a result, the operating expense ratios of the Funds may be higher than those of investment companies investing exclusively in U.S. securities.


      The Stock Funds, and in particular the International Equity Fund, may invest in issuers located in developing countries, which are generally defined as countries in the initial stages of their industrialization cycles with low per capita income. All of the risks of investing in foreign securities are heightened by investing in developing countries. Historical experience indicates that the markets of developing countries have been more volatile than the markets of developed countries with more mature economies; these markets often have provided wider fluctuations in rates of return, and greater risks, to investors.


      SMALLER COMPANIES. Investors in the Stock Funds, particularly the Special Equity Fund, should be aware that the securities of companies with small market capitalizations may have more risks than the securities of other companies. Smaller companies may be more susceptible to market downturns or setbacks because they may have limited product lines, markets, distribution channels, and financial and management resources. There is often less publicly available information about smaller companies than about more established companies. As a result, the prices of securities issued by smaller companies may be volatile. Shares of the Stock Funds, particularly the Special Equity Fund, may fluctuate in value more than shares of an equity fund with more investments in larger, more established companies.

      INVESTMENT PRACTICES. Certain of the investment practices employed for the Funds may entail certain risks. These risks are in addition to the risks described above and are described in Appendix B.

      SPECIAL INFORMATION CONCERNING INVESTMENT STRUCTURE OF THE MONEY MARKET, BOND, BALANCED AND STOCK FUNDS. None of these Funds invests directly in securities. Instead, these Funds invest all of their investable assets in a Portfolio with the same investment objective and policies as the Funds. The Portfolios, in turn, buy, hold and sell securities in accordance with these objectives and policies. Of course, there can be no assurance that the Funds or the Portfolios will achieve their objectives. The Trustees of the Funds believe that the aggregate per share expenses of each Fund and its Portfolio are less than or approximately equal to the expenses that the Fund would incur if the assets of the Fund were invested directly in the types of securities held by the Portfolio. Each Fund may withdraw its investment in its Portfolio at any time, and will do so if the Trustees believe it to be in the best interest of the Fund's shareholders. If a Fund were to withdraw its investment in its Portfolio, the Fund could either invest directly in securities in accordance with the investment policies described above or invest in another mutual fund or pooled investment vehicle having the same investment objectives and policies. If a Fund were to withdraw, the Fund could receive securities from its Portfolio instead of cash, causing the Fund to incur brokerage, tax and other charges or leaving it with securities which may or may not be readily marketable or widely diversified.

      Each Portfolio may change its investment objective and certain of its investment policies and restrictions without approval by its investors, but each Portfolio will notify the Fund (which in turn will notify its shareholders) and its other investors at least 30 days before implementing any change in its investment objective. A change in investment objective, policies or restrictions may cause a Fund to withdraw its investment in its Portfolio.

      Certain investment restrictions of each Portfolio cannot be changed without approval by the investors in that Portfolio. These policies are described in the Statement of Additional Information. When a Fund is asked to vote on matters concerning its Portfolio the Fund will hold a shareholder meeting and vote in accordance with shareholder instructions (except in limited circumstances as permitted by applicable rules and regulations). Of course, the Fund could be outvoted, or otherwise adversely affected, by other investors in its Portfolio.

      The Portfolios may sell interests to investors in addition to the Funds. These investors may be mutual funds which offer shares to their shareholders with different costs and expenses than the Funds. Therefore, the investment returns for all investors in funds investing in a Portfolio may not be the same. These differences in returns are also present in other mutual fund structures.

      SPECIAL CONSIDERATIONS - STRATEGIC ALLOCATION FUNDS. None of these Funds invests directly in securities. Instead, each Fund, as a matter of fundamental policy, invests solely in the underlying Funds. As a result, each Fund's performance is directly related to the performance of the underlying Funds, and investors in these Funds are subject, albeit indirectly, to all of the risks associated with investments in the underlying Funds.

                              SHAREHOLDER SERVICES

          This section describes how to do business with the Funds and shareholder services that are available.

HOW TO PURCHASE SHARES

      Shares of the Funds are available to individual and institutional investors. You may be able to establish new accounts in a Fund under certain retirement plans (a "Plan"). These Plans include, but are not limited to, 401(k), 403(b) and 457 Plans, Money Purchase Plans, Profit Sharing Plans, Simplified Employee Pension Plans, Keogh Plans and IRAs. Consult with your Service Agent and your tax and retirement advisers. If you are a participant in a Plan, you should obtain the Plan's conditions for participation from your Plan administrator.

      Each Fund's share price, called net asset value, is calculated every business day. Each Fund's shares are sold without a sales charge. Purchases may be made Monday through Friday, except on certain holidays. Shares are purchased at the net asset value next calculated after your investment is received in good order and is accepted by the Distributor. Net asset value is normally calculated at 4 p.m. Eastern time, unless the financial markets close early.

      You may purchase shares in a Fund through the Distributor directly or by authorizing your Plan to purchase shares on your behalf. See Appendix C for information on purchases directly through the Distributor. See your Plan administrator to obtain purchase instructions if you are a participant in a Plan. Plans which include fixed investment options may restrict or prohibit the purchase of shares of certain of the Funds with monies withdrawn from those fixed investment options.

      The minimum initial investment is $5,000. This minimum is currently being waived by each Fund. There is no minimum for subsequent investments. A Plan may, however, impose minimum investment requirements. Plan participants should consult their Plan administrator.

      Each Fund reserves the right to cease offering its shares for sale at any time or to reject any order for the purchase of shares.

HOW TO SELL SHARES

      On any business day, you may redeem all or a portion of your shares. Your transaction will be processed at net asset value the next time it is calculated after your redemption request in good order is received and accepted by the Distributor. Redemption proceeds normally will be paid or mailed within seven days. A redemption is treated as a sale for tax purposes, and could result in taxable gain or loss in a non-tax-sheltered account.

      Participants in a Plan should obtain redemption instructions from their Plan administrator. If you purchased shares directly through the Distributor, see Appendix C for redemption instructions.

      A signature guarantee is required for the following:

      o any redemption by mail if the proceeds are to be paid to someone else or are to be mailed to an address other than your address of record;

      o    any redemption by mail if the proceeds are to be wired to a bank;

      o    any redemption request for more than $50,000; and

      o    requests to transfer registration of shares to another owner.

      At the Funds' discretion signature guarantees may also be required for other redemptions. A signature guarantee assures that a signature is genuine and protects shareholders from unauthorized account transfers. Banks, savings and loan associations, trust companies, credit unions, broker-dealers and member firms of a national securities exchange may guarantee signatures. Call your financial institution to see if it has this capability. A signature guarantee is not the same as a notarized signature.

SHAREHOLDER SERVICES AND POLICIES

      Exchanges. On any business day you may exchange all or a portion of your shares for shares of any other available Fund. To make exchanges, please follow the procedures for redemptions. Plan participants should contact their Plan administrator. Exchanges are processed at net asset value the next time it is calculated after your exchange request in good order is received and approved. The Funds reserve the right to reject any exchange request or to modify or terminate the exchange privilege at any time. An exchange is the sale of shares of one Fund and purchase of shares of another, and could result in taxable gain or loss in a non-tax-sheltered account.

      Redemption proceeds. The Funds intend to pay redemption proceeds in cash, but reserve the right to pay in kind by delivery of investment securities equal to the redemption price. In these cases, you might incur brokerage costs in converting the securities to cash. The right of any shareholder to receive payment of redemption proceeds may be suspended, or payment may be postponed, in certain circumstances. These circumstances include any period the New York Stock Exchange is closed (other than weekends or holidays) or trading on the Exchange is restricted, any period when an emergency exists and any time the Securities and Exchange Commission permits mutual funds to postpone payments for the protection of investors.

      Taxpayer identification number. On the account application or other appropriate form, you will be asked to certify that your social security or taxpayer identification number is correct and that you are not subject to backup withholding for failing to report income to the IRS. If you are subject to the 31% backup withholding or you did not certify your taxpayer identification, the IRS requires the Funds to withhold 31% of any dividends and redemption or exchange proceeds.

      Share certificates. Share certificates are not issued.

      Involuntary redemptions. If your account balance falls below $1,000 as a result of a redemption or exchange, you will be given notice and 15 days to establish the minimum balance. If you do not, your account may be closed and the proceeds sent to you.

      Telephone transactions. You may initiate redemptions and exchanges by telephone. The Funds and their agents will not be responsible for any losses resulting from unauthorized transactions when procedures designed to verify the identity of the caller are followed. It may be difficult to reach the Funds by telephone during periods of unusual market activity. If you are unable to reach a representative by telephone, please consider sending written instructions.

      Address changes. To change the address on your account contact your Plan administrator or call (914) 697-8000 and send a written request signed by all account owners. Include the name of your Fund(s), the account numbers(s), the name(s) on the account and both the old and new addresses.

      Registration changes. To change the name on an account, the shares are generally transferred to a new account. In some cases, legal documentation may be required. For more information, contact your Plan administrator or call
(914) 697-8000. If your shares are held of record by a financial institution, contact that financial institution for ownership changes.

      Statements and reports. The Funds will send you a confirmation statement after every transaction that affects your account balance or your account registration. Information regarding the tax status of income dividends and capital gains distributions will be mailed to investors with non-tax-sheltered accounts early each year.

      Financial reports for the Funds will be mailed semiannually to all shareholders.

                          DIVIDENDS AND DISTRIBUTIONS

      Shares begin accruing dividends on the day following the date of purchase, and accrue dividends through and including the day of redemption. Substantially all of each Fund's net income from dividends and interest is paid to its shareholders of record annually on or about the last day of DECEMBER.

      Each Fund's net realized short-term and long-term capital gains, if any, will be distributed to the Fund's shareholders at least annually, in December. Each Fund may also make additional distributions to its shareholders to the extent necessary to avoid the application of the 4% non-deductible excise tax on certain undistributed income and net capital gains of mutual funds.

      Distributions are paid in additional shares issued at net asset value unless the shareholder elects to receive payment in cash.

                                   MANAGEMENT

      TRUSTEES AND OFFICERS. Each Fund other than the Strategic Allocation Funds is supervised by the Board of Trustees of The Diversified Investors Funds Group. Each Strategic Allocation Fund is supervised by the Board of Trustees of The Diversified Investors Strategic Allocation Funds. Each Portfolio is supervised by the Board of Trustees of Diversified Investors Portfolios. A majority of the disinterested Trustees of the Funds are different from a majority of the disinterested Trustees of the Portfolios. More information on the Trustees and Fund officers may be found under "Management" in the Statement of Additional Information.

      INVESTMENT ADVISER. Diversified Investment Advisors, Inc. is the investment adviser (the "Adviser") of each Portfolio and each Strategic Allocation Fund.

      Diversified is an indirect, wholly-owned subsidiary of AEGON USA, Inc. ("AEGON"), a financial services holding company whose primary emphasis is life and health insurance and annuity and investment products. AEGON is an indirect, wholly-owned subsidiary of AEGON nv, a Netherlands corporation which is a publicly traded international insurance group. Diversified was incorporated in 1992 for the purpose of acting as the investment adviser to the Portfolios.

      Diversified has selected Subadvisers for each Portfolio which have been approved by the Trustees and the shareholders of that Portfolio. Diversified provides general supervision of the Subadvisers for the Portfolios subject to the policies set by the Trustees of Diversified Investors Portfolios. Diversified manages the assets of each Strategic Allocation Fund in accordance with the investment policies approved by the Board of Trustees. Investment management decisions are made by a committee of Diversified's personnel and not by any particular individual.

      It is the responsibility of the Subadviser(s) to each Portfolio to make the day-to day investment decisions for the Portfolio and to place the purchase and sale orders for securities transactions, subject in all cases to the general supervision of Diversified and the policies set by the Trustees of Diversified Investors Portfolios. The Subadvisers are as follows:

MONEY MARKET PORTFOLIO,
INTERMEDIATE GOVERNMENT
BOND PORTFOLIO AND
GOVERNMENT/CORPORATE BOND PORTFOLIO:


                                     Capital Management Group, a division of
                                     1740 Advisers, Inc., a wholly-owned
                                     subsidiary of The Mutual Life Insurance
                                     Company of New York. Capital Management
                                     Group has been a registered investment
                                     adviser since 1971. The address of Capital
                                     Management Group is 1740 Broadway, New
                                     York 10019.


                                     The following representatives of Capital
                                     Management Group are primarily responsible for the day-to day management of the
                                     Portfolios:

                                     Money Market Portfolio: David E. Wheeler,
                                     Investment Vice President and Portfolio
                                     Manager, has been responsible for the
                                     day-to-day management of the Portfolio
                                     since 1997. Mr. Wheeler has been employed by Capital Management Group since 1994 and was employed at AIG Investment Advisers prior to 1994.

                                     Intermediate Government Bond Portfolio and
                                     Government/Corporate Bond Portfolio:
                                     Gregory Staples, Vice President, has been responsible for the day-to day management of the Intermediate Government Bond Portfolio since 1996 and the
                                     Government/Corporate Bond Portfolio since
                                     1994. Mr. Staples has been employed by
                                     Capital Management Group since 1987.

HIGH QUALITY BOND PORTFOLIO:


                                     Merganser Capital Management Corporation.
                                     Merganser was formed in 1987 and is owned by certain of its employees. Merganser has been a registered investment adviser since 1987. The principal business address of Merganser is One Cambridge Center, Cambridge, Massachusetts 02142.


                                     Investment management decisions of
                                     Merganser are made by committee and not by managers individually.

HIGH-YIELD BOND PORTFOLIO:


                                     Delaware Investment Advisers. Delaware
                                     Investment Advisers is a series of
                                     Delaware Management Business Trust
                                     ("Delaware"). Delaware is indirectly owned by Lincoln National Corp. Delaware and its predecessors have been registered investment advisers since 1952. The principal business address of Delaware Investment Advisers is 2005 Market Street, Philadelphia, Pennsylvania 19103.


                                     Investment management decisions of
                                     Delaware Investment Advisers are made by committee and not by managers individually.

BALANCED PORTFOLIO:


                                     Institutional Capital Corporation.
                                     Institutional Capital was formed in
                                     January of 1970 and is owned by certain of its employees. Institutional Capital has been a registered investment adviser since 1975. The principal business address of Institutional Capital is 303 West Madison Street, Chicago, Illinois 60606.


                                     Investment management decisions of
                                     Institutional Capital are made by
                                     committee and not by managers
                                     individually.

EQUITY INCOME PORTFOLIO:


                                     Asset Management Group, a division of 1740
                                     Advisers, Inc., which is a wholly-owned
                                     subsidiary of MONY. Asset Management Group has been a registered investment adviser since 1971. The address of Asset Management Group is 1740 Broadway, New York, New York 10019.


                                     Investment management decisions at Asset
                                     Management Group are made by committee and not by managers individually.


EQUITY VALUE PORTFOLIO:


                                     Ark Asset Management Co., Inc. Ark was
                                     formed in August of 1989 and is owned by Ark Asset Holdings, Inc. Ark Asset Holdings, Inc. is owned by Ark employees. Ark has been a registered investment adviser since 1989. The principal address of Ark is 125 Broad Street, New York, New York 10004.


                                     Investment management decisions of Ark are made by committee and not by managers individually.

GROWTH & INCOME PORTFOLIO:
                                     Putnam Advisory Company, Inc. Putnam was formed in 1937 and is owned by Marsh & McLennon Companies, Inc. Putnam has been a registered investment adviser since 1968. The principal address of Putnam is One Post Office Square, Boston, Massachusetts 02109.


                                     The investment management decisions of
                                     Putnam are made by committee and not by
                                     managers individually.


EQUITY GROWTH PORTFOLIO:
                                     Dresdner RCM Global Investors LLC Montag &
                                     Caldwell, Inc.


                                     Dresdner RCM Global Investors LLC was
                                     established in 1996, when Dresdner Bank
                                     acquired RCM Capital Management, LLC.
                                     Dresdner RCM has been a registered
                                     investment adviser since 1972. The
                                     principal address of Dresdner RCM is Four
                                     Embarcadero Center, Suite 2900, San
                                     Francisco, California 94111.


                                     Investment management decisions of
                                     Dresdner RCM are made by committee and not by managers individually.



                                     Montag & Caldwell Incorporated was
                                     established in 1945 and is owned by
                                     Alleghany Corporation. Montag & Caldwell has been a registered investment adviser since 1968. The principal address of Montag & Caldwell is 3343 Peachtree Road, N.E., Suite 1100, Atlanta, Georgia 30326-1022.


                                     Investment management decisions of Montag
                                     & Caldwell are made by committee and not by managers individually.

SPECIAL EQUITY PORTFOLIO:

                                     Ark Asset Management Co., Inc. Liberty
                                     Investment Management Pilgrim Baxter &
                                     Associates, Ltd. Westport Asset
                                     Management, Inc.


                                     Ark Asset Management Co., Inc. was formed in August of 1989 and is owned by Ark Asset Holdings, Inc. Ark Asset Holdings, Inc. is owned by Ark employees. Ark has been a registered investment adviser since 1989. The principal address of Ark is 125 Broad Street, New York, New York 10004.


                                     Ronald Wiener, Vice Chairman and Portfolio
                                     Manager, has been primarily responsible
                                     for the day-to-day management of the
                                     Portfolio on behalf of Ark since 1994. Mr.
                                     Wiener has been employed by Ark since 1986 and was employed at Lehman Management Co., Inc. as Senior Vice President and Senior Portfolio Manager, Specialty Growth Equity Management, from 1986 to 1989.

                                     Liberty Investment Management is a
                                     division of Goldman Sachs Asset Management and was established in January of 1997 when Goldman, Sachs & Co. acquired Liberty Investment Management, Inc. Goldman Sachs Asset Management is a separate operating division of Goldman, Sachs & Co., a worldwide investment banking firm. Liberty has been a registered investment adviser since 1994. (Liberty's predecessor, Eagle Asset Management, Inc., had been a registered investment adviser since 1984.) The principal business address of Liberty is 2502 Rocky Point Drive, Suite 500, Tampa, Florida 33607.

                                     Herbert E. Ehlers, Managing Director, and
                                     Timothy G. Ebright, Portfolio Manager,
                                     have been responsible for the day-to-day management of the Portfolio on behalf of Liberty since 1994. Mr. Ehlers and Mr. Ebright have been employed at Liberty Investment Management, Inc. or its predecessor, Eagle Asset Management, Inc., since 1980 and 1988, respectively.

                                     Pilgrim Baxter & Associates, Ltd. was
                                     formed in 1995 and is owned by United
                                     Asset Management, Inc., a publicly-owned corporation. Pilgrim has been a registered investment adviser since 1982. The principal business address of Pilgrim is 825 Duportail Road, Wayne, Pennsylvania 19087.

                                     John Force, Portfolio Manager, has been
                                     responsible for the day-to-day management of the Portfolio on behalf of Pilgrim since 1994 and has been employed by Pilgrim since January 1993.

                                     Westport Asset Management, Inc. was formed in 1983 and is owned by certain of its employees. Westport has been a registered investment adviser since 1983. The principal business address of Westport is 253 Riverside Avenue, Westport, Connecticut 06880.


                                     Andrew Knuth, Portfolio Manager, has been responsible for the day-to day management of the Portfolio on behalf of Westport since 1994 and has been employed by Westport since 1983.

AGGRESSIVE EQUITY PORTFOLIO


                                     McKinley Capital Management, Inc. McKinley was formed in March of 1991 and is owned by Robert B. Gillam. McKinley has been a registered investment adviser since 1991. The principal business address of McKinley is 3301 C Street, Anchorage Alaska 99503.

                                     Robert B. Gillam, Portfolio Manager, has been responsible for the day-to-day supervision of management of the Portfolio since 1996 and has been employed by McKinley since 1991.


INTERNATIONAL EQUITY PORTFOLIO


                                     Capital Guardian Trust Company. Capital
                                     Guardian was formed in 1968 and is owned by The Capital Group Companies, Inc. Capital Guardian is a trust company regulated by the California Department of Financial Institutions. The principal address of Capital Guardian is 333 South Hope Street, Los Angeles, California 90071.


                                     Capital Guardian uses a system of multiple portfolio managers. Within investment guidelines, each portfolio manager makes individual decisions as to company, country, industry, timing and percentage based on extensive field research and direct company contact.

      Management's discussion of Fund performance is included in the Annual Report, which may be obtained without charge by calling (914) 697-8000.

      Advisory Fees. Diversified is entitled to receive investment advisory fees, which are accrued daily and payable monthly, at an annual percentage of each Fund's average daily net assets. The rate is 0.20% for each of the Strategic Allocation Funds. The rates for the Portfolios are shown in the table below.

      Each of the Subadvisers is entitled to receive a fee from Diversified at an annual percentage of each Fund's average daily net assets. The rates are shown in the table below.

                                                             COMPENSATION       COMPENSATION
                                                                  (%)                (%)
        PORTFOLIO                    SUBADVISERS              TO ADVISER (1)    TO SUBADVISERS
        ---------                    -----------              --------------    --------------

 Money Market Portfolio        Capital Management Group            0.25              0.05

    High Quality Bond        Merganser Capital Management          0.35                (2)
        Portfolio                    Corporation

 Intermediate Government       Capital Management Group            0.35              0.15
     Bond Portfolio

  Government/Corporate         Capital Management Group            0.35              0.15
     Bond Portfolio

High-Yield Bond Portfolio    Delaware Investment Advisers          0.55               (3)

   Balanced Portfolio           Institutional Capital              0.45               (4)
                                     Corporation



 Equity Income Portfolio        Asset Management Group             0.45               (5)

 Equity Value Portfolio     Ark Asset Management Co., Inc.         0.57               (6)

Growth & Income Portfolio   Putnam Advisory Company, Inc.          0.60               (7)

 Equity Growth Portfolio             Dresdner RCM                  0.62               (8)
                                 Global Investors LLC
                               Montag & Caldwell, Inc.

Special Equity Portfolio     Pilgrim Baxter & Associates,          0.80              0.50
                                         Ltd.
                            Ark Asset Management Co., Inc.
                            Liberty Investment Management
                           Westport Asset Management, Inc.

    Aggressive Equity        McKinley Capital Management           0.97               (9)
        Portfolio

  International Equity      Capital Guardian Trust Company         0.75              (10)
        Portfolio




----------------------------------
(1) The Adviser is currently waiving a portion of its fees. See "Expenses" on page 4 for a review of the fee waivers currently in effect.


(2) 0.25% on the first $100,000,000 of average net assets of the High Quality Bond Portfolio and 0.15% on all assets in excess of $100,000,000.


(3) 0.40% on the first $20,000,000 of average net assets of the High-Yield Bond Portfolio, 0.30% on the next $20,000,000 in assets and 0.20% on assets in excess of $40,000,000.


(4) 0.35% on the first $50,000,000 of average net assets of the Balanced Portfolio, 0.30% on the next $50,000,000 in assets and 0.25% on assets in excess of $100,000,000.

(5) 0.25% on the first $100,000,000 of average net assets of the Equity Income Portfolio and 0.20% on assets in excess of $100,000,000.

(6) 0.45% on the first $100,000,000 of average net assets of the Equity Value Portfolio, 0.40% on the next $50,000,000 in assets and 0.35% on the next $50,000,000 in assets; when the Portfolio achieves $200,000,000 in assets, the rate shall be 0.40% on assets up to $200,000,000 and 0.35% on assets in excess of $200,000,000 so long as the Portfolio continues to have more than $200,000,000 in assets.

(7) 0.30% on the first $100,000,000 of average net assets of the Growth & Income Portfolio, 0.20% on assets in excess of $100,000,000.

(8)   With respect to assets of the Equity Growth Portfolio allocated to each
      Subadviser: 0.50% on the first $50,000,000 of average net assets, 0.25% on the next $50,000,000 in assets and 0.20% on all assets in excess of $100,000,000.

(9) 0.90% on the first $10,000,000 of average net assets of the Aggressive Equity Portfolio, 0.80% on the next $15,000,000 in assets, 0.60% on the next $25,000,000 in assets, 0.40% on the next $50,000,000 in assets and 0.35% on assets in excess of $100,000,000.

(10) 0.75% on the first $25,000,000 of average net assets of the International Equity Portfolio, 0.60% on the next $25,000,000 in assets, 0.425% from $50,000,000 in assets to $250,000,000 in assets, and 0.375% on all assets in excess of $250,000,000.

      Diversified has agreed to waive its investment advisory fees to the extent necessary to limit the total operating expenses of each Fund to a specified level. Diversified also may contribute to the Funds from time to time to help them maintain competitive expense ratios. These arrangements are voluntary and may be terminated at any time.


      The following chart shows the investment advisory fees paid by each Portfolio and each Strategic Allocation Fund for the fiscal year ended December 31, 1997, after any applicable fee waivers, as a percentage of each Portfolio's and each Strategic Allocation Fund's average daily net assets. These fees are expressed as a percentage of average daily net assets. Each of Short/Intermediate Horizon Strategic Allocation Fund and the Long Horizon Strategic Allocation Fund is newly organized and had no operations during that fiscal year.

                                                          Advisory fees paid
Money Market Portfolio                                           0.25%
High Quality Bond Portfolio                                      0.35%
Intermediate Government Bond Portfolio                           0.35%
Government/Corporate Bond Portfolio                              0.35%
High-Yield Bond Portfolio                                        0.55%
Balanced Portfolio                                               0.45%
Equity Income Portfolio                                          0.45%
Equity Value Portfolio                                           0.57%
Growth & Income Portfolio                                        0.60%
Equity Growth Portfolio                                          0.62%
Special Equity Portfolio                                         0.80%
Aggressive Equity Portfolio                                      0.97%
International Equity Portfolio                                   0.75%
Short Horizon Strategic Allocation Fund                          0.20%
Intermediate Horizon Strategic Allocation Fund                   0.20%
Intermediate/Long Horizon Strategic Allocation Fund              0.20%



      ADMINISTRATOR. Diversified provides administrative services to the Funds, including regulatory reporting, office facilities and equipment and personnel. For these services Diversified receives a fee, which is calculated daily and paid monthly, at an annual rate of 0.30% of the average daily net assets of each Fund (other than the Strategic Allocation Funds). Diversified receives no compensation for providing administrative services to the Strategic Allocation Funds. Diversified may agree to waive a portion of its fee from time to time.


      SERVICING AGENTS. Diversified and other agents who have entered into Service Agreements with Diversified are the Funds' Servicing Agents. All shareholders must be represented by a Servicing Agent. Diversified is the Funds' transfer agent. Diversified's address is Four Manhattanville Road, Purchase, New York 10577.

      DISTRIBUTION ARRANGEMENTS. Diversified Investors Securities Corp., Four Manhattanville Road, Purchase, New York 10577, is the distributor of shares of each of the Money Market, Bond, Balanced and Stock Funds. Under a Distribution Plan which has been adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, each Fund (other than the Strategic Allocation Funds) may pay monthly fees at an annual rate of up to 0.25% of the Fund's average daily net assets. These fees may be used by the Distributor to reimburse itself for its services or for advertising, marketing or other promotional activities.

      CUSTODIAN. Investors Bank & Trust Company, 89 South Street, Boston, Massachusetts 02205, is the Funds' custodian. Fund securities may be held by a sub-custodian bank approved by the Trustees.

                                     TAXES

      This discussion of taxes is for general information only. Investors should consult their own tax advisers about their particular situations.

      Each Fund intends to meet the requirements of the Internal Revenue Code applicable to regulated investment companies so that it will not be liable for any federal income or excise taxes. Each Fund may pay withholding or other taxes to foreign governments during the year, however, and these taxes will reduce those Funds' dividends.

      With certain exceptions, Fund dividends and capital gains distributions are subject to federal income tax and may also be subject to state and local taxes. Distributions from interest on U.S. government obligations may be exempt from state and local taxes. Dividends and distributions are treated in the same manner for federal tax purposes whether they are paid in cash or as additional shares. Generally, distributions from a Fund's net investment income and short-term capital gains will be taxed as ordinary income. A portion of certain Funds' distributions from net investment income may be eligible for the dividends-received deduction available to corporations. Distributions of long-term net capital gains will be taxed as such regardless of how long the shares of a Fund have been held.

      For each Fund, Fund distributions will reduce the distributing Fund's net asset value per share. Shareholders who buy shares just before a Fund makes a distribution may pay the full price for the shares and then effectively receive a portion of the purchase price back as a taxable distribution.

      Plans which invest in a Fund and satisfy all conditions applicable to such Plans under the Internal Revenue Code generally will not be subject to federal tax liability on either distributions from the Fund or redemptions of shares of the Fund. Rather, participants in such Plans will be taxed when they begin taking distributions from the Plan in accordance with the rules under the Internal Revenue Code governing the taxation of such distributions.

      Early each year, each Fund will notify its shareholders (other than Plan participants) of the amount and tax status of distributions paid to shareholders for the preceding year. Please consult your own tax advisers regarding the status of your account under state and local laws.

                            PERFORMANCE INFORMATION

      Fund performance may be quoted in advertising, shareholder reports and other communications. Each Fund may provide its yield and/or total return for certain periods and may also quote fund rankings from various sources, such as Russell Data Services (a division of Frank Russell Company), Lipper Analytical Services, Inc., Weisenberger Investment Company Service, Morningstar, Inc. and CDA. The current yield for a Fund will be calculated by dividing net investment income per share during a recent 30-day period (7-day period for the Money Market Fund) by the net asset value per share on the last day of the period and annualizing the result. Total return refers to the change over a stated period in the value of an investment in a Fund, reflects any change in net asset value and is compounded to include the value of any shares purchased with dividends or capital gains declared during the period. Yield reflects only net income as of a stated time, while total return reflects all components of investment return over a stated period of time. For more information about the calculation of yield and total return, see the Statement of Additional Information.

      Please note that the investment results of each Fund will fluctuate over time. All performance information is historical and should not be considered a representation of what an investment may earn in the future.

      TOTAL RETURNS


      Before the Funds and Portfolios commenced operations, the assets that were contributed to certain Portfolios were managed in Pooled Separate Accounts of Mutual of New York. The total return for each Fund (other than the High-Yield Bond, Equity Value and Aggressive Equity Funds) for any period which includes a period prior to the contribution by the Pooled Separate Account will reflect the performance of the Pooled Separate Account. Pooled Separate Account performance will only be included, however, from the date that the Pooled Separate Account adopted investment objectives, policies and practices and was managed in a manner that are in all material respects the same as for the applicable Fund. This Pooled Separate Account performance will be adjusted to reflect current Fund fees and expenses, after waivers and reimbursements. See "Expenses" on page 30 for a review of the voluntary expense reimbursements and fee waivers currently in effect. Diversified intends to continue to waive its advisory fees and contribute to the Funds from time to time so that the expense ratios of the Funds will not materially increase prior to December 31, 1998. The Pooled Separate Accounts were not registered under the Investment Company Act of 1940 and were not subject to certain investment restrictions imposed by that Act or the Internal Revenue Code. If the Pooled Separate Accounts had been so registered, investment performance might have been adversely affected.


      As of December 31, 1997, the average annual total returns for each of the following Funds, including the Pooled Separate Accounts referred to above, were as follows:


                                                                                         FOR THE
                                        FOR THE    FOR THE     FOR THE     FOR THE    PERIOD SINCE
                                          YEAR     3 YEARS     5 YEARS     10 YEARS     INCEPTION
                             INCEPTION   ENDED      ENDED       ENDED       ENDED        THROUGH
          FUND                  DATE    12/31/97   12/31/97    12/31/97    12/31/97      12/31/97
-------------------------    --------   --------   --------    --------    --------   --------------

Money Market                  11/78     4.98%       5.12%       4.27%       5.38%         7.66%
High Quality Bond              7/90     5.11%       7.11%       5.54%        N/A          6.51%
Intermediate Government Bond   7/90     6.88%       7.87%       5.80%        N/A          7.14%
Government/Corporate Bond      1/78     8.14%      10.15%       7.51%       8.82%         8.82%
High-Yield Bond                8/95    12.28%        N/A         N/A         N/A         11.87%
Balanced                      12/92    18.67%      21.06%      14.57%        N/A         14.71%
Equity Income                  1/78    29.31%      27.08%      18.57%      15.31%        14.60%
Equity Value                   4/96    21.43%        N/A         N/A         N/A         18.70%
Growth & Income                1/86    34.14%      29.17%      17.00%      15.96%        15.11%
Equity Growth                  3/93    26.54%      20.93%        N/A         N/A         15.03%
Special Equity                 1/86    25.82%      30.82%      21.78%      19.58%        16.91%
Aggressive Equity              4/96     6.13%        N/A         N/A         N/A          5.82%
International Equity          12/92     7.74%      11.90%      13.91%        N/A         14.11%
Short Horizon Strategic
 Allocation Fund               6/96     8.69%        N/A         N/A         N/A          8.62%
Intermediate Horizon Strategic
  Allocation Fund              6/96    14.29%        N/A         N/A         N/A         13.04%
Intermediate/Long Horizon
  Strategic Allocation Fund    6/96    18.95%        N/A         N/A         N/A         17.09%



            COMPOSITE PERFORMANCE OF DIVERSIFIED AND THE SUBADVISERS

      The table below shows total returns calculated for all private accounts and collective investment vehicles managed by Diversified during the periods indicated with investment objectives, policies and restrictions substantially similar to the Strategic Allocation Funds and which have been managed as these Funds are managed. Diversified has managed these collective investment vehicles since October 1, 1992. The returns are adjusted to assume that all charges, expenses and fees of the Strategic Allocation Funds which are presently in effect were deducted during the periods.

      The average annual total returns at December 31, 1997 for all such private accounts and collective investment vehicles managed by Diversified, adjusted to assume that all charges, expenses and fees presently in effect were deducted, are as follows:


                                         Inception                                  Since
                                           Date       1 Year        3 Years       Inception

Short Horizon Strategic Allocation
Fund
Intermediate Horizon Strategic
 Allocation Fund
Intermediate/Long Horizon Strategic
 Allocation Fund



      See Appendix D for the past performance of the Subadvisers to the High-Yield Bond Portfolio, Equity Value Portfolio, Growth & Income Portfolio, Equity Growth Portfolio and Aggressive Equity Portfolio in managing substantially similar accounts.

                              GENERAL INFORMATION

      NET ASSET VALUE. Net asset value per share for each Fund is calculated each business day at the close of regular trading on the New York Stock Exchange, normally 4 p.m. Eastern time.

      All purchases, redemptions and exchanges will be processed at net asset value the next time it is calculated after a request is received and approved by the Distributor. Net asset value per share is calculated by dividing the total value of a Fund's securities and other assets, less liabilities, by the total number of shares outstanding. Securities are valued at market value or, if a market quotation is not readily available, at their fair value determined in good faith under procedures established by and under the supervision of the Trustees. Money market instruments maturing within 60 days are valued at amortized cost, which approximates market value.

      ORGANIZATION. Each Fund (other than the Strategic Allocation Funds) is a series of The Diversified Investors Funds Group. The Diversified Investors Funds Group is a Massachusetts business trust which was organized on April 23, 1993; it also is an open-end management investment company registered under the Investment Company Act of 1940. The Diversified Investors Funds Group currently has fifteen active series.

      Each of these Funds is a diversified mutual fund. Under the Investment Company Act of 1940, a diversified mutual fund must manage at least 75% of its total assets so that no more than 5% of those assets are invested in any one company at the time of investment.

      Each Strategic Allocation Fund is a series of The Diversified Investors Strategic Allocation Funds. The Diversified Investors Strategic Allocation Funds is a Massachusetts business trust which was organized on January 5, 1996; it also is an open-end management investment company registered under the Investment Company Act of 1940. The Diversified Investors Strategic Allocation Funds currently has five active series.

      Each Strategic Allocation Fund is a non-diversified mutual fund, meaning that it is not subject to restrictions under the Investment Company Act of 1940 limiting the investment of its assets in one or relatively few issuers (although certain diversification requirements are imposed by the Internal Revenue Code). Each of these Funds invests in the underlying Funds, which are diversified.

      Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for the trust's obligations. However, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the trust itself was unable to meet its obligations.

      Each Fund (other than the Strategic Allocation Funds) invests all of its investable assets in a Portfolio which has the same investment objective and policies as that Fund. Each Portfolio is a series of Diversified Investors Portfolios, which is a New York trust and an investment company registered under the Investment Company Act of 1940.

      VOTING AND OTHER RIGHTS. Each of The Diversified Investors Funds Group and The Diversified Investors Strategic Allocation Funds may issue an unlimited number of shares, may create new series of shares and may divide shares in each series into classes. Each share of each Fund gives the shareholder one vote in Trustee elections and other matters submitted to shareholders for vote. All shares of each series of The Diversified Investors Funds Group and The Diversified Investors Strategic Allocation Funds have equal voting rights except that, in matters affecting only a particular Fund or class, only shares of that particular Fund or class are entitled to vote.

      Each of the Money Market, High-Yield Bond, Equity Value, Equity Growth, Special Equity and International Equity Funds currently offers three classes of shares. Diversified Class shares are described in this Prospectus. The other two classes of shares, Stephens Premium Class shares and Stephens Institutional Class shares, may have different expenses, which may affect the performance of those shares. Call the Distributor at (914) 697-8000 for more information.

      Because The Diversified Investors Funds Group and The Diversified Investors Strategic Allocation Funds are Massachusetts business trusts, the Funds are not required to hold annual shareholder meetings. Shareholder approval will usually be sought only for changes in certain investment restrictions and for the election of Trustees under certain circumstances. Trustees may be removed by shareholders under certain circumstances. Each share of each Fund is entitled to participate equally in dividends and other distributions and the proceeds of any liquidation of that Fund, subject to any differing expenses borne by different classes of the Fund.

      EXPENSES. In addition to amounts payable to its service providers and under the Distribution Plan, each Fund is responsible for its own expenses, including the compensation of Trustees that are not affiliated with Diversified or any Subadviser, government fees, taxes, accounting and legal fees, expenses of communicating with shareholders, interest expense and insurance premiums. Each Strategic Allocation Fund is also responsible for its proportionate share of the expenses of the Money Market, Bond and Stocks Funds in which it invests. Each of the Money Market, Bond, Balanced and Stock Funds is responsible for its proportionate share of the expenses of the underlying Portfolio in which it invests.


      The following table shows each Fund's expenses for the fiscal year ended December 31, 1997, expressed as a percentage of average net assets. The Adviser is currently waiving a portion of its fees and reimbursing certain expenses. See "Expenses" on page 30. The Short/Intermediate Horizon Strategic Allocation Fund and the Long Horizon Strategic Allocation Fund are newly organized and had no operations during that fiscal year.


                                                                       Expenses

Money Market Fund                                                         0.80%
High Quality Bond Fund                                                    1.00%
Intermediate Government Bond Fund                                         1.00%
Government/Corporate Bond Fund                                            1.00%
High-Yield Bond Fund                                                      1.10%
Balanced Fund                                                             1.10%
Equity Income Fund                                                        1.00%
Equity Value Fund                                                         1.10%
Growth & Income Fund                                                      1.15%
Equity Growth Fund                                                        1.25%
Special Equity Fund                                                       1.50%
Aggressive Equity Fund                                                    1.50%
International Equity Fund                                                 1.40%
Short Horizon Strategic Allocation Fund                                   0.20%
Intermediate Horizon Strategic Allocation Fund                            0.20%
Intermediate/Long Horizon Strategic Allocation Fund                       0.20%

      INDEPENDENT ACCOUNTANTS. Coopers & Lybrand L.L.P. serves as independent accountant for each Fund and each Portfolio.

      YEAR 2000. The Funds could be adversely affected if the computer systems used by the Funds or their service providers are not programmed to accurately process information on or after January 1, 2000. AEGON (the "Company") has adopted and has in place a Year 2000 Assessment and Planning Project (the "Project") to review and analyze its information technology and systems to determine if they are Year 2000 compatible. The Company has begun to convert or modify, where necessary, critical data processing systems. It is contemplated that the plan will be substantially completed by early 1999. The Company does not expect this Project to have a significant effect on operations. However, to mitigate the effect of outside influences upon the success of the Project, the Company has undertaken communications with its significant customers, suppliers and other third parties to determine their Year 2000 compatibility and readiness. AEGON management believes that the issues associated with the Year 2000 will be resolved with no material financial impact on the Company.

      Since the Year 2000 computer problem and its resolution is complex and multifaceted, the success of a response plan cannot be conclusively known until the Year 2000 is reached (or an earlier date to the extent that systems or equipment addresses Year 2000 date data prior to the Year 2000). Even with appropriate and diligent pursuit of a well-conceived Project, including testing procedures, there is no certainty that any company will achieve complete success. Notwithstanding the efforts or results of AEGON and the Funds, their ability to function unaffected to and through Year 2000 may be adversely affected by actions (or failures to act) of third parties beyond their knowledge or control.

                        -------------------------------

      The Statement of Additional Information dated the date of this Prospectus contains more detailed information about the Funds, including information relating to (i) investment policies and restrictions, (ii) the Trustees, officers and investment advisers, (iii) securities transactions, (iv) the Funds' shares, including rights and liabilities of shareholders, (v) the method used to calculate performance information and (vi) the determination of net asset value.

      No person has been authorized to give any information or make any representations not contained in this Prospectus or the Statement of Additional Information in connection with the offering made by this Prospectus and, if given or made, such information or representations must not be relied upon as having been authorized by the Funds or their distributor. This Prospectus does not constitute an offering by the Funds or their distributor in any jurisdiction in which such offering may not lawfully be made.

                                          APPENDIX A

                                  STRATEGIC ALLOCATION FUNDS

Under normal circumstances, the Strategic Allocation Funds are allocated among the Money Market, Bond and Stock Funds as follows:



                                                            Normal             Target
                                                             Range          Within Range
Short Horizon Strategic Allocation Fund:

               Money Market Fund                             0-20%             10%
               High Quality Bond Fund                       10-30%             20%
               Intermediate Government Bond Fund            10-30%             20%
               Government/Corporate Bond Fund               20-40%             30%
               High-Yield Bond Fund                          0-20%             10%
               Equity Income Fund                            0-20%             10%

Short/Intermediate Horizon Strategic Allocation Fund:

               Money Market Fund                             0-10%              0%
               High Quality Bond Fund                        5-25%             15%
               Intermediate Government Bond Fund             0-15%              5%
               Government/Corporate Bond Fund               25-45%             35%
               High-Yield Bond Fund                          5-25%             15%
               Equity Income Fund                            0-10%              4%
               Equity Value Fund                             0-10%              5%
               Growth & Income Fund                          0-10%              4%
               Equity Growth Fund                            0-10%              5%
               Special Equity Fund                           0-10%              6%
               Aggressive Equity Fund                        0-10%              2%
               International Equity Fund                     0-10%              4%

Intermediate Horizon Strategic Allocation Fund:

               Money Market Fund                             0-10%              0%
               High Quality Bond Fund                        0-20%             10%
               Intermediate Government Bond Fund             0-15%              5%
               Government/Corporate Bond Fund               15-35%             25%
               High-Yield Bond Fund                          0-20%             10%
               Equity Income Fund                            0-10%              5%
               Equity Value Fund                             0-20%             10%
               Growth & Income Fund                          0-10%              5%
               Equity Growth Fund                            0-20%             10%
               Special Equity Fund                           0-20%             10%
               Aggressive Equity Fund                        0-10%              3%
               International Equity Fund                     0-15%              7%




                                                            Normal             Target
                                                             Range          Within Range
Intermediate/Long Horizon Strategic Allocation Fund:

               Money Market Fund                             0-10%              0%
               High Quality Bond Fund                        0-10%              5%
               Intermediate Government Bond Fund             0-10%              5%
               Government/Corporate Bond Fund                0-20%             12%
               High-Yield Bond Fund                          0-15%              8%
               Equity Income Fund                            0-15%              5%
               Equity Value Fund                             5-25%             16%
               Growth & Income Fund                          0-15%              5%
               Equity Growth Fund                            5-25%             16%
               Special Equity Fund                           0-20%             14%
               Aggressive Equity Fund                        0-10%              4%
               International Equity Fund                     0-20%             10%

Long Horizon Strategic Allocation Fund:

               Money Market Fund                             0-10%              0%
               High Quality Bond Fund                        0-10%              0%
               Intermediate Government Bond Fund             0-10%              0%
               Government/Corporate Bond Fund                0-10%              0%
               High-Yield Bond Fund                          0-10%              0%
               Equity Income Fund                            0-15%              5%
               Equity Value Fund                            15-35%             25%
               Growth & Income Fund                          0-15%              5%
               Equity Growth Fund                           15-35%             25%
               Special Equity Fund                          10-30%             20%
               Aggressive Equity Fund                        0-15%              5%
               International Equity Fund                     5-25%             15%





                                   APPENDIX B

                             PERMITTED INVESTMENTS
                            AND INVESTMENT PRACTICES

U.S. Treasury Obligations - U.S. Treasury obligations include bills, notes and bonds issued by the U.S. Treasury and separately traded interest and principal component parts of these obligations that are transferable through the Federal book-entry system known as Separately Traded Registered Interest and Principal Securities (STRIPS). STRIPS are sold as zero coupon securities. These securities are usually structured with two classes that receive different portions of the interest and principal payments from the underlying obligation. The yield to maturity on the interest-only class is extremely sensitive to the rate of principal payments on the underlying obligation. The market value of the principal-only class generally is unusually volatile in response to changes in interest rates. See "Zero Coupon Securities" for more information.

U.S. Government Agencies - Certain Federal agencies such as the Government National Mortgage Association (GNMA) have been established as instrumentalities of the U.S. government to supervise and finance certain types of activities. Issues of these agencies, while not direct obligations of the U.S. government, are either backed by the full faith and credit of the United States (e.g., GNMA) or supported by the issuing agencies' right to borrow from the Treasury. The issues of other agencies are supported only by the credit of the instrumentality (e.g., Federal National Mortgage Association).

Receipts - Receipts are interests in separately traded interest and principal component parts of U.S. Treasury obligations that are issued by banks and brokerage firms and are created by depositing U.S. Treasury obligations into a special account at a custodian bank. The custodian holds the interest and principal payments for the benefit of the registered owners of the certificates or receipts. Receipts include Treasury Receipts (TRs), Treasury Investment Growth Receipts (TIGRs) and Certificates of Accrual on Treasury Securities
(CATS). TRs, TIGRs, and CATS are sold as zero coupon securities.

Zero Coupon Securities - A zero coupon security pays no interest or principal to its holder during its life. A zero coupon security is sold at a discount, frequently substantial, and redeemed at face value at its maturity date. The market prices of zero coupon securities are generally more volatile than the market prices of securities of similar maturity that pay interest periodically, and zero coupon securities are likely to react more to interest rate changes than non-zero coupon securities with similar maturity and credit qualities.

Bank Obligations - Bank obligations include certificates of deposit, time deposits (including Eurodollar time deposits) and bankers' acceptances and other short-term debt obligations issued by domestic banks, foreign subsidiaries or foreign branches of domestic banks, domestic and foreign branches of foreign banks, domestic savings and loan associations and other banking institutions. The Funds have established certain minimum credit quality standards for bank obligations in which they invest.

Bankers' Acceptances - A banker's acceptance is a bill of exchange or time draft drawn on and accepted by a commercial bank. It is used by corporations to finance the shipment and storage of goods and to furnish dollar exchange. Maturities are generally six months or less.

Certificates of Deposit - A certificate of deposit is a negotiable interest-bearing instrument with a specific maturity. Certificates of deposit are issued by banks and savings and loan institutions in exchange for the deposit of funds and normally can be traded in the secondary market prior to maturity.

Time Deposits - A time deposit is a non-negotiable receipt issued by a bank in exchange for the deposit of funds. Like a certificate of deposit, it earns a specified rate of interest over a definite period of time; however, it cannot be traded in the secondary market. Time deposits with a withdrawal penalty are considered to be illiquid securities.

Commercial Paper - Commercial paper is the term used to designate unsecured short-term promissory notes issued by corporations and other entities. Maturities on these issues vary from one to 270 days.

Money Market Funds - A money market fund is a mutual fund that limits its investments to high quality money market instruments with a weighted average maturity of 90 days or less. Consistent with applicable regulations the Funds may not invest more than certain percentages of their assets in other mutual funds. Investing in other mutual funds causes shareholders to bear not only Fund expenses, but also expenses of the underlying mutual funds.

Variable and Floating Rate Instruments - Certain obligations may carry variable or floating rates of interest and may involve a conditional or unconditional demand feature permitting the holder to demand payment of principal at any time or at specified intervals. These obligations may include variable amount master demand notes. Such instruments bear interest at rates which are not fixed, but which vary with changes in specified market rates or indices, such as a Federal Reserve composite index. A demand instrument with a demand notice period exceeding seven days may be considered illiquid if there is no secondary market for such security. The interest rate on these securities may be reset daily, weekly, quarterly, or some other reset period and may have a floor or ceiling on interest rate charges. There is a risk that the current interest rate on such obligations may not accurately reflect existing market interest rates.


Repurchase Agreements - A repurchase agreement is an agreement where a person buys a security and simultaneously commits to sell the security to the seller at an agreed upon price (including principal and interest) on an agreed upon date within a number of days from the date of purchase. A Fund bears a risk of loss in the event the other party defaults on its obligations and the Fund is delayed or prevented from its right to dispose of the collateral securities or if the Fund realizes a loss on the sale of the collateral securities. The Funds may, together with other registered investment companies managed by the Funds' Subadvisers or their affiliates, transfer univested cash balances into a single joint account, the daily aggregate balance of which will be invested in one or more repurchase agreements.


Reverse Repurchase Agreements - Reverse repurchase agreements involve the sale of securities held by a Fund and the agreement by the Fund to repurchase the securities at an agreed-upon price, date and interest payment. When a Fund enters into reverse repurchase transactions, securities of a dollar amount equal in value to the securities subject to the agreement will be maintained in a segregated account with the Fund's custodian. The segregation of assets could impair the Fund's ability to meet its current obligations or impede investment management if a large portion of the Fund's assets are involved. Reverse repurchase agreements are considered to be a form of borrowing.

Mortgage-Backed Securities - The Funds may purchase mortgage-backed securities issued or guaranteed as to payment of principal and interest by the U.S. government or one of its agencies and backed by the full faith and credit of the U.S. government, including direct pass-through certificates of GNMA, as well as mortgage-backed securities for which principal and interest payments are backed by the credit of particular agencies of the U.S. government. Mortgage-backed securities are generally backed or collateralized by a pool of mortgages. These securities are sometimes called collateralized mortgage obligations or CMOs.

      Even if the U.S. government or one of its agencies guarantees principal and interest payments of a mortgage-backed security, the market price of a mortgage-backed security is not insured and may be subject to market volatility. When interest rates decline, mortgage-backed securities experience higher rates of prepayment because the underlying mortgages are refinanced to take advantage of the lower rates. Thus, prices of mortgage-backed securities may not increase as much as prices of other debt obligations when interest rates decline, and mortgage-backed securities may not be an effective means of locking in a particular interest rate. In addition, any premium paid for a mortgage-backed security may be lost when it is prepaid. When interest rates increase, mortgage-backed securities experience lower rates of prepayment. This has the effect of lengthening the expected maturity of a mortgage-backed security. As a result, prices of mortgage-backed securities may decrease more than prices of other debt obligations when interest rates increase.

      Additionally mortgage-backed securities are also subject to maturity extension risk, that is, the possibility that rising interest rates may cause prepayments to occur at a slower than expected rate. This particular risk may effectively convert a security that was considered short or intermediate-term at the time of purchase into a long-term security. Long-term securities generally fluctuate more widely in response to changes in interest rates than short or intermediate-term securities. Thus, a rising interest rate would not only likely decrease the value of a Fund's securities, but would also increase the inherent volatility of the Fund by effectively converting short term debt instruments into long term debt instruments.

Forward Commitments or Purchases on a When-Issued Basis - Forward commitments or purchases of securities on a when-issued basis are transactions where the price of the securities is fixed at the time of commitment and the delivery and payment ordinarily takes place beyond customary settlement time. The interest rate realized on these securities is fixed as of the purchase date and no interest accrues to the buyer before settlement. The securities are subject to market fluctuation due to changes in market interest rates; the securities are also subject to fluctuation in value pending settlement based upon public perception of the creditworthiness of the issuer of these securities.


Yankee Bonds and Eurodollar Bonds - Yankee bonds are U.S. dollar denominated bonds issued in the United States market by foreign issuers and are subject to the regulations of the Securities and Exchange Commission. Eurodollar bonds are fixed income securities that are denominated in U.S. dollars, underwritten by an international syndicate and sold to foreign investors. U.S.-based investors may purchase eurodollar bonds in the secondary market after a seasoning period. Eurodollar bonds are not subject to regulation by the Securities and Exchange Commission.


Asset-Backed Securities - The Funds may invest in corporate asset-backed securities. These securities, issued by trusts and special purpose corporations, are backed by a pool of assets, such as credit card or automobile loan receivables, representing the obligations of a number of different parties. Corporate asset-backed securities present certain risks. For instance, in the case of credit card receivables, these securities may not have the benefit of any security interest in the related collateral.

Standby Commitments - A security purchased subject to a standby commitment may be sold at a fixed price prior to maturity and may be sold at any time at market rates. A premium may be paid for a standby commitment and will have the effect of reducing the yield otherwise payable on the underlying security.

Guaranteed Investment Contracts (GIC) - A GIC is a contract between an insurance company and, generally, an institutional investor that guarantees the investor a specified interest rate for a specific period and the return of the investor's principal.

Common and Preferred Stock - Common stocks are generally more volatile than other securities. Preferred stocks share some of the characteristics of both debt and equity investments and are generally preferred over common stocks with respect to dividends and in liquidation.

Convertible Securities - Convertible securities have characteristics similar to both fixed income and equity securities. Because of the conversion feature, the market value of convertible securities tends to move together with the market value of the underlying stock. The value of convertible securities is also affected by prevailing interest rates, the credit quality of the issuer, and any call provisions. Convertible securities include both debt obligations and preferred stock.


American, European and Continental Depositary Receipts - American Depositary Receipts (ADRs) are securities, typically issued by a U.S. financial institution, that evidence ownership interests in a security or a pool of securities issued by a foreign issuer. European Depositary Receipts and shares
(EDRs), which are sometimes referred to as Continental Depositary Receipts and shares (CDRs), are securities, typically issued by a foreign financial institution, that evidence ownership interests in a security or a pool of securities issued by either a U.S. or foreign issuer. ADRs, EDRs and CDRs may be available for investment through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the security underlying the receipt and a depositary, whereas an unsponsored facility may be established by a depositary without participation by the issuer of the receipt's underlying security. Holdings of an unsponsored depositary receipt generally bear all the costs of the unsponsored facility and the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass voting rights through to the holders of the receipts in respect of the deposited securities. Investments in securities of foreign issuers (including ADRs, EDRs and CDRs) are subject to special risks. See "Risk Considerations."


Foreign Currency Transactions - Forward currency exchange contracts may be entered into for each Fund for the purchase or sale of foreign currency to hedge against adverse rate changes or otherwise to achieve the Fund's investment objectives. A currency exchange contract allows a definite price in dollars to be fixed for securities of foreign issuers that have been purchased or sold (but not settled) for the Fund.

      Each Fund may also enter into proxy hedges and cross hedges. In a proxy hedge, which generally is less costly than a direct hedge, a Fund, having purchased a security, will sell a currency whose value is believed to be closely linked to the currency in which the security is denominated. Interest rates prevailing in the country whose currency was sold would be expected to be closer to those in the U.S. and lower than those of securities denominated in the currency of the original holding. This type of hedging entails greater risk than a direct hedge because it is dependent on a stable relationship between the two currencies paired as proxies and the relationships can be very unstable at times. A Fund may enter into a cross hedge if a particular currency is expected to decrease against another currency. The Fund would sell the currency expected to decrease and purchase a currency which is expected to increase against the currency sold in an amount equal to some or all of the Fund's holdings denominated in the currency sold.

      Entering into exchange contracts may result in the loss of all or a portion of the benefits which otherwise could have been obtained from favorable movements in exchange rates. In addition, entering into such contracts means incurring certain transaction costs and bearing the risk of incurring losses if rates do not move in the direction anticipated.

Warrants - A warrant is an instrument issued by a corporation which gives the holder the right to subscribe to a specified amount of the corporation's capital stock at a set price for a specified period of time. Each Fund may invest up to 5% of its net assets in warrants, except that this limitation does not apply to warrants acquired in units or attached to securities. Included in this limitation, but not to exceed 2% of the Fund's net assets, may be warrants not listed on the New York Stock Exchange or American Stock Exchange.

Securities Lending - Consistent with applicable regulatory requirements and in order to generate additional income, each Fund may lend securities to broker-dealers and other institutional borrowers. The Fund must be able to terminate the loan at any time and the loan must be continuously secured by collateral (usually cash or U.S. government securities) in an amount not less than the market value, determined daily, of the securities loaned. It is intended that the value of securities loaned by a Fund would not exceed 331/3% of the Fund's total assets. In the event of the bankruptcy of the other party to a securities loan, a Fund could experience delays in recovering either the securities lent or cash. To the extent that, in the meantime, the value of the securities lent has increased or the value of the securities purchased has decreased, the Fund could experience a loss. The voting rights of such securities may pass to the borrower; however, the lending Fund will seek to call loans, to vote proxies, or otherwise to obtain rights to vote or consent if a material event affecting the investment is to occur.

Restricted or Illiquid Securities - Securities that may not be sold freely to the public absent registration or securities for which there is no readily available market are referred to as restricted or illiquid securities, respectively. Each Fund may invest up to 15% (10% for the Money Market Fund) of its net assets in illiquid securities, including restricted securities that are illiquid. The absence of a trading market can make it difficult to ascertain a market value for these investments. Disposing of illiquid securities may involve time-consuming negotiation and legal expense, and it may be difficult or impossible for a Fund to sell them promptly at an acceptable price.

Rule 144A Securities - A Fund may purchase restricted securities that are not registered for sale to the general public if it is determined that there is a dealer or institutional market in the securities. In that case, the securities will not be treated as illiquid for purposes of the Fund's investment limitation described above. The Trustees will review these determinations. These securities are known as "Rule 144A securities" because they are traded under SEC Rule 144A among qualified institutional buyers. Institutional trading in Rule 144A securities is relatively new and the liquidity of these investments could be impaired if trading in Rule 144A securities does not develop or if qualified institutional buyers become, for a time, uninterested in purchasing Rule 144A securities.

Options - The Funds may engage in writing call options from time to time. Under a call option, the purchaser of the option has the right to purchase, and the writer (the Fund) the obligation to sell, the underlying security at the exercise price during the option period. Options written on individual securities are written solely as covered call options (such as options written on securities owned by the Fund) and may be written for hedging purposes.
Such options must be listed on a national securities exchange.

      There are risks associated with options transactions, including that the success of a hedging strategy may depend on the ability of the Adviser to predict movements in the prices of individual securities, market fluctuations and movements in interest rates; there may be an imperfect correlation between the movement in prices of securities held by a Fund and price movements of the related options; there may not be a liquid secondary market for options; and while a Fund will receive a premium when it writes covered call options, it may not participate fully in a rise in the market value of the underlying security.

Futures and Options on Futures - Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specified security at a specified future time and at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. The Funds may enter into futures contracts and options on futures contracts provided that the sum of a Fund's initial margin deposits on open futures contracts which are not for hedging purposes plus the amount paid for premiums for unexpired options on futures contracts which are not for hedging purposes does not exceed 5% of the market value of the Fund's total assets. In addition, the outstanding obligations to purchase securities under futures contracts will not exceed 50% of the Fund's total assets.

      The Funds may purchase and sell interest rate futures contracts and options on interest rate futures contracts, stock index futures contracts and options on stock index futures contracts; and currency futures contracts and options on currency futures contracts.

      The Funds intend to use futures contracts and related options only for bona fide hedging purposes, i.e., to offset unfavorable changes in the value of securities otherwise held or expected to be acquired for investment purposes. There are risks associated with these hedging activities. See "Options."


Other Investment Companies - Subject to applicable statutory and regulatory limitations, assets of each Fund may be invested in shares of other investment companies and foreign investment trusts. Each Fund may invest up to 5% of its assets in closed-end investment companies which primarily hold securities of foreign issuers.


Currency Swaps - Currency swaps involve the exchange of rights to make or receive payments in specified currencies. Currency swaps usually involve the delivery of the entire principal value of one designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. The use of currency swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Adviser is incorrect in its forecasts of market values and currency exchange rates, the investment performance of the Fund would be less favorable that it would have been if this investment technique were not used.

Short Sales "Against the Box" - In a short sale, a Fund sells a borrowed security and has a corresponding obligation to the lender to return the identical security. A Fund may engage in a short sale only if at the time of the short sale it owns or has the right to obtain, at no additional cost, an equal amount of the security being sold short. This investment technique is known as a short sale "against the box." A Fund may make a short sale as a hedge, when it believes that the value of a security owned by the Fund (or a security convertible or exchangeable for such security) may decline.


Real Estate Investment Trusts ("REITs") - REITs are pooled investment vehicles that invest primarily in either real estate or real estate related loans. The value of a REIT is affected by changes in the value of the properties owned by the REIT or collateralizing mortgage loans held by the REIT. REITs are dependent upon management skill and cash flow from their investments to repay financing costs. REITs are also subject to risks generally associated with investments in real estate. A Fund will indirectly bear its proportionate share of any expenses, including management fees, paid by a REIT in which it invests.

                                   APPENDIX C

        INSTRUCTIONS FOR PURCHASES AND REDEMPTIONS FROM THE DISTRIBUTOR


PURCHASES

      Initial and subsequent purchases may be made by check or wire transfer. Checks should be in U.S. dollars and drawn on a U.S. bank. Checks for shares of the Money Market, Bond, Balanced and Stock Funds should be made payable to The Diversified Investors Funds Group and mailed to:

               The Diversified Investors Funds Group
               Four Manhattanville Road
               Purchase, New York  10577

Checks for shares of the Strategic Allocation Funds should be made payable to The Diversified Investors Strategic Allocation Funds and mailed to

               The Diversified Investors Strategic Allocation Funds Four Manhattanville Road
               Purchase, New York  10577

      In the case of an initial purchase, the check must be accompanied by a completed Account Application. If shares are purchased with a check that does not clear, the purchase will be canceled and any losses or fees incurred in the transaction will be the responsibility of the investor. If shares are purchased with a check and a redemption request relating to such shares is received within 15 days of such purchase, the redemption proceeds will be paid only when the check clears.

      If you would like to purchase shares in a Fund by a wire transfer, please call (914) 697-8000 for wire transfer instructions and direct your bank to transmit immediately available funds in accordance with such instructions. Investors who make initial purchases by wire transfer must complete an Account Application and mail it to The Diversified Investors Fund Group (in case of a purchase of a Money Market, Bond, Balanced or Stock Fund) or The Diversified Investors Strategic Allocation Funds (in case of a purchase of a Strategic Allocation Fund), in each case at the address above.

REDEMPTIONS

      Redemption requests may be made by mail and, in certain circumstances, telephone. The proceeds of the redemption will be sent by mail or, if authorized on the Account Application, wire transfer.

      Redemption requests by mail must specify the dollar amount or number of shares to be redeemed, the account number and the name of the Fund. The redemption request must be signed in exactly the same way that the account is registered. If there is more than one owner of the shares, each owner must sign the redemption request.

    Requests to redeem shares in any of the Money Market, Bond, Balanced or Stock Funds should be mailed to The Diversified Investors Funds Group at:

               The Diversified Investors Fund Group
               Four Manhattanville Road
               Purchase, New York  10577

       Requests to redeem shares in any of the Strategic Allocation Funds should be mailed to The Diversified Investors Strategic Allocation Funds at:

               The Diversified Investors Strategic Allocation Funds Four Manhattanville Road
               Purchase, New York  10577

     You may redeem shares by telephone if you authorized such redemptions on your Account Application. The Funds reserve the right to refuse telephone redemptions and may limit the number of telephone redemptions or the amount that can be redeemed by telephone at any time. Instructions for wire redemptions are included in the Account Application.

                                   APPENDIX D

                      COMPOSITE PERFORMANCE OF SUBADVISERS


      The following table sets forth the average annual total returns of all institutional private accounts and collective investment vehicles managed by the Subadvisers to the High-Yield Bond Portfolio, Equity Value Portfolio, Growth & Income Portfolio, Equity Growth Portfolio and Aggressive Equity Portfolio with investment objectives, policies and restrictions substantially similar to each such Portfolio and which have been managed as each Portfolio is managed. The data is provided to illustrate the past performances of the Subadvisers in managing substantially similar accounts as measured against specified market indices and does not represent the performance of the Funds. Investors should not consider this performance data as an indication of future performance of the Funds or the Subadvisers.

      The institutional private accounts and collective investment vehicles that are included in the Subadvisers' composites are not subject to the diversification requirements, specific tax restrictions and investment limitations imposed on the Funds or the Portfolios by the Investment Company Act or the Internal Revenue Code. The performance results of the Subadvisers' composites could have been adversely affected if the institutional private accounts and collective investment vehicles included in the composites had been regulated as investment companies under the federal securities law. The investment results of the Subadvisers' composites presented below are unaudited and are not intended to predict or suggest the returns that might be experienced by the Funds or an individual investing in any of the Funds. Investors should also be aware that the use of a methodology different from that used to calculate the performance date set forth below could result in different performance data.

      The Subadvisers' composite performance data shown below were calculated in accordance with recommended standards of the Association for Investment Management and Research, retroactively applied to all time periods. All returns presented were calculated on a total return basis and include all dividends and interest, accrued income and realized and unrealized gains and losses, and deductions for brokerage commissions and execution costs. Returns for each period are adjusted to assume that all charges, expenses and fees of each Fund and its corresponding Portfolio which are presently in effect were deducted during such periods. All returns are for the periods ended on December 31, 1997.


                                                                                      SINCE
                                    1 YEAR     3 YEARS     5 YEARS     10 YEARS     INCEPTION
                                   --------    --------    --------    --------     ----------

Delaware Investment Advisers,
  Subadviser to High-Yield Bond
  Portfolio
   Subadviser's composite(1)...     11.83%      11.76%       9.59%      10.17%       11.01%
   Benchmark Index(2)..........     13.12%      14.35%      11.72%          NA           NA
   Peer Group(3)...............     12.96%      14.35%      11.39%      10.74%       10.44%

Ark Asset Management Co., Inc.
  Subadviser to Equity Value
  Portfolio
   Subadviser's composite(4)...     22.30%      27.38%      19.54%      17.51%       17.47%
   Benchmark Index(5)..........     35.18%      31.52%      21.37%      18.13%       17.33%
   Peer Group(6)...............     27.14%      26.58%      17.63%      15.86%       15.62%



Putnam Advisory Company, Inc.,
  Subadviser to Growth & Income
  Portfolio
   Subadviser's composite(7)...     34.24%      30.72%      20.46%          NA       19.72%
   Benchmark Index(8)..........     33.38%      31.24%      20.29%      18.03%       18.22%
   Peer Group(6)...............     27.14%      26.58%      17.63%      15.86%       15.80%

Dresdner RCM Global Investors
LLC
  Subadviser to Equity Growth
  Portfolio
   Subadviser's composite(9)...     31.02%      28.42%      17.63%      16.78%       16.14%
   Benchmark Index(10).........     30.49%      30.14%      18.41%      17.94%       16.61%
   Peer Group(11)..............     25.30%      25.38%      16.82%      16.39%       14.98%

Montag & Caldwell, Inc.
  Subadviser to Equity Growth
  Portfolio
   Subadviser's composite(12)..     31.51%      34.08%      21.38%      19.46%       18.37%
   Benchmark Index(10).........     30.49%      30.14%      18.41%      17.94%       16.61%
   Peer Group(11)..............     25.30%      25.38%      16.82%      16.39%       14.98%

McKinley Capital Management, Inc.,
  Subadviser to Aggressive Equity
  Portfolio
   Subadviser's composite(13)..      6.94%      20.27%      17.12%          NA       24.44%
   Benchmark Index(14).........     12.95%      18.09%      12.74%      13.49%       12.19%
   Peer Group(15)..............     19.63%      22.72%      15.45%      16.77%       20.53%

------------
  (1) Commencement of investment operations is January 1, 1980 for the Subadviser's composite.

  (2) The Benchmark Index is the Salomon Brothers High-Yield Market Index. The Salomon Brothers High-Yield Market Index tracks the performance of below investment-grade corporate bonds issued in the United States. The index includes cashpay and deferred-interest bonds that are public, have a fixed coupon and are non convertible. To enter the index, bonds must also have $50 million or more in face value outstanding, one year or more left to maturity, and one high-yield rating by Moody's or Standard & Poor's. The index excludes bonds of bankrupt issuers.

  (3) The Peer Group is the Lipper High Current Yield Fund Index. The Lipper High Current Yield Fund Index tracks the net performance of mutual funds which, as determined by Lipper Analytical Services, Inc., are managed in accordance with an investment objective defined as follows: "Aim at high (relative) current yield from fixed income securities. No quality or maturity restrictions. Tend to invest in lower grade debt issues".

  (4) Commencement of investment operations is April 1, 1985 for the Subadviser's composite.

  (5) The Benchmark Index is the Russell 1000 Value Index. The Russell 1000 Value Index measures the performance of those companies included in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. The Russell 1000 Index measures the performance of the one thousand largest U.S. companies based on total market capitalization, which represents approximately 88% of the investable U.S. equity market.

  (6) The Peer Group is the Lipper Growth & Income Fund Index. The Lipper Growth & Income Fund Index tracks the net performance of mutual funds which, as determined by Lipper Analytical Services, Inc., are managed in accordance with an investment objective defined as follows: "A fund which combines a growth of earnings orientation and an income requirement for level and/or rising dividends".

  (7) Commencement of investment operations is January 1, 1989 for the Subadviser's composite.

  (8) The Benchmark Index is the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500"). The S&P 500 is used as a broad-based measurement of changes in domestic stock market conditions and is based on the average performance of 500 widely held common stocks traded in the United States.

  (9) Commencement of investment operations is January 1, 1986 for the Subadviser's composite.

  (10) The Benchmark Index is the Russell 1000 Growth Index. The Russell 1000 Growth Index measures the performance of those companies included in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Index measures the performance of the one thousand smallest companies in the Russell 3000 Index, which represents approximately __% of the total market capitalization of the Russell 3000 Index (the Russell 3000 Index represents approximately 98% of the investable U.S. equity market)

  (11) The Peer Group is the Lipper Growth Fund Index. The Lipper Growth Fund Index tracks the net performance of mutual funds which, as determined by Lipper Analytical Services, Inc., are managed in accordance with an investment objective defined as follows: "A fund which normally invests in companies whose long-term earnings are expected to grow significantly faster than the earnings of the stocks represented in the major unmanaged stock indices".

  (12) Commencement of investment operations is January 1, 1986 for the Subadviser's composite.

  (13) Commencement of investment operations is October 1, 1990 for the Subadviser's composite.

  (14) The Benchmark Index is the Russell 2000 Growth Index. The Russell 2000 Growth Index measures the performance of those companies included in the Russell 2000 Index with higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Index measures the performance of the two thousand smallest companies in the Russell 3000 Index, which represents approximately 10% of the total market capitalization of the Russell 3000 Index (the Russell 3000 Index represents approximately 98% of the investable U.S. equity market).

  (15) The Peer Group is the Lipper Mid Cap Fund Index. The Lipper Mid Cap Fund Index tracks the net performance of mutual funds which, as determined by Lipper Analytical Services, Inc., are managed in accordance with an investment objective defined as follows: "A fund which limits its investments to companies with average market capitalizations between $800 million and the average market capitalization of the Wilshire 4500 Index".

                     THE DIVERSIFIED INVESTORS FUNDS GROUP
              THE DIVERSIFIED INVESTORS STRATEGIC ALLOCATION FUNDS

Money Market Fund:      Diversified Investors Money Market Fund

Bond Funds:             Diversified Investors High Quality Bond Fund
                        Diversified Investors Intermediate Government Bond Fund
                        Stephens Intermediate Bond Fund
                        Diversified Investors Government/Corporate Bond Fund
                        Diversified Investors High-Yield Bond Fund

Balanced Fund:          Diversified Investors Balanced Fund

Stock Funds:            Diversified Investors Equity Income Fund
                        Diversified Investors Equity Value Fund
                        Diversified Investors Growth & Income Fund
                        Diversified Investors Equity Growth Fund
                        Diversified Investors Special Equity Fund
                        Stephens Select Equity Fund
                        Diversified Investors Aggressive Equity Fund
                        Diversified Investors International Equity Fund

Strategic Allocation
Funds:                  Short Horizon Strategic Allocation Fund
                        Short/Intermediate Horizon Strategic Allocation Fund Intermediate Horizon Strategic Allocation Fund Intermediate/Long Horizon Strategic Allocation Fund Long Horizon Strategic Allocation Fund


                      STATEMENT OF ADDITIONAL INFORMATION
                               DATED MAY 1, 1998


      The Diversified Investors Funds Group (the "Diversified Investors Trust") is comprised of fifteen separate series of shares or funds. The Diversified Investors Strategic Allocation Funds (the "Strategic Allocation Trust") is comprised of five separate series of shares or funds. This Statement of Additional Information describes the shares of each fund listed above.

      Shares of the Funds are divided into separate classes of shares. Each Fund other than the Intermediate Bond and Select Equity Funds issues Diversified Class shares. In addition, each of the Money Market, Intermediate Bond, High-Yield Bond, Equity Value, Equity Growth, Special Equity, Select Equity and International Equity Funds also issue Stephens Premium Class shares and Stephens Institutional Class shares.

                     The Diversified Investors Funds Group
              The Diversified Investors Strategic Allocation Funds
                            Four Manhattanville Road
                            Purchase, New York 10577
                                  914-697-8000

                               TABLE OF CONTENTS
                                                                           PAGE


The Trusts....................................................................1
Investment Objectives, Policies and Associated Risk Factors of the Funds......2
Performance Information......................................................23
Determination of Net Asset Value; Valuation of Securities ...................26
Management...................................................................28
Investment Advisory Services.................................................34
Custodian and Transfer Agent.................................................38
Taxation.....................................................................38
Distribution Plans...........................................................42
Independent Accountants......................................................43
Description of the Trusts; Fund Shares.......................................43
Experts......................................................................44
Financial Statements.........................................................44
Appendix.....................................................................45

      This Statement of Additional Information sets forth information which may be of interest to investors but which is not necessarily included in the separate Prospectuses (each a "Prospectus") for each of the classes of shares of the Funds. This Statement of Additional Information should be read only in conjunction with a Prospectus, a copy of which may be obtained by an investor without charge. To obtain a Prospectus dated May 1, 1998, as amended from time to time, with respect to Diversified Class shares, please contact Diversified Investors Securities Corp., the Funds' Distributor, at the address and telephone number listed above. To obtain a Prospectus dated May 1, 1998, as amended from time to time, with respect to Stephens Premium Class shares or Stephens Institutional Class shares, please contact the Transfer Desk at Stephens Capital Management. Terms used but not defined herein, which are defined in a Prospectus, are used herein as defined in the Prospectus.


      THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

                     THE DIVERSIFIED INVESTORS FUNDS GROUP
              THE DIVERSIFIED INVESTORS STRATEGIC ALLOCATION FUNDS

                                   THE TRUSTS


      Each of The Diversified Investors Funds Group (the "Diversified Investors Trust") and The Diversified Investors Strategic Allocation Funds (the "Strategic Allocation Trust" and, together with the Diversified Investors Trust, the "Trusts") is a diversified, open-end management investment company. The Diversified Investors Trust was organized as a business trust under the laws of the Commonwealth of Massachusetts on April 23, 1993. Shares of the Diversified Investors Trust are divided into fifteen separate series described herein. The Strategic Allocation Trust was organized as a business trust under the laws of the Commonwealth of Massachusetts on January 5, 1996. Shares of the Strategic Allocation Trust are divided into five separate series described herein. Each of the Money Market, Bond (other than Intermediate Bond), Balanced and Stock (other than Select Equity) Funds seeks to achieve its investment objective by investing all of its assets in a Portfolio. Each of the Strategic Allocation Funds seeks to achieve its investment objective by investing in the Money Market, Bond and Stock Funds.


      Each of the Portfolios is a series of Diversified Investors Portfolios (the "Portfolio Series"). The Intermediate Bond and Select Equity Funds seek to achieve their respective investment objectives by investing directly in securities pursuant to the investment strategies and techniques specified herein and in the Prospectus for such Funds. Each of the Trusts may create additional series from time to time.

      The investment adviser of the Intermediate Bond and Select Equity Funds, each Strategic Allocation Fund and each Portfolio is Diversified Investment Advisors, Inc. ("Diversified" or the "Adviser"). The subadviser (the "Subadviser") of the Intermediate Bond and Select Equity Funds and each Portfolio is set forth in the table below.

              FUND OR PORTFOLIO                  CORRESPONDING SUBADVISER


Money Market Portfolio.....................     1740 Advisers, Inc.
High Quality Bond Portfolio................     Merganser Capital Management Corporation
Intermediate Government Bond Portfolio.....     1740 Advisers, Inc.
Intermediate Bond Fund.....................     Stephens Capital Management
Government/Corporate Bond Portfolio........     1740 Advisers, Inc.
High-Yield Bond Portfolio..................     Delaware Investment Advisers
Balanced Portfolio.........................     Institutional Capital Corporation
Equity Value Portfolio.....................     ARK Asset Management Co., Inc.
Equity Income Portfolio....................     1740 Advisers, Inc.
Growth & Income Portfolio..................     Putnam Advisory Company, Inc.
Equity Growth Portfolio....................     Dresdner RCM Global Investors LLC
                                                Montag & Caldwell, Inc.
Special Equity Portfolio...................     Pilgrim Baxter & Associates, Ltd.
                                                Ark Asset Management Co., Inc.
                                                Liberty Investment Management
                                                Westport Asset Management, Inc.
Select Equity Fund.........................     Stephens Capital Management
Aggressive Equity Portfolio................     McKinley Capital Management, Inc.
International Equity Portfolio..............    Capital Guardian Trust Company

         As to each Fund and Portfolio listed in the table above, the Adviser and its Subadviser or Subadvisers are referred to herein collectively as the "Advisers."

                      INVESTMENT OBJECTIVES, POLICIES AND
                            ASSOCIATED RISK FACTORS

                             INVESTMENT OBJECTIVES

      The investment objective of each Fund is described in the Prospectus for that Fund. There can, of course, be no assurance that a Fund will achieve its investment objective. All references in this Statement of Additional Information to a Fund (other than the Intermediate and Select Equity Funds) include the underlying Portfolio (or, for a Strategic Allocation Fund, the underlying Funds) through which it invests, except as otherwise noted.

                              INVESTMENT POLICIES

      The following supplements the discussion of the various investment strategies and techniques employed by the Funds as set forth in the Prospectuses for the Funds.

BANK OBLIGATIONS

         Domestic commercial banks organized under federal law are supervised and examined by the Comptroller of the Currency and are required to be members of the Federal Reserve System. Domestic banks organized under state law are supervised and examined by state banking authorities but are members of the Federal Reserve System only if they elect to join. In addition, state banks are subject to federal examination and to a substantial body of federal law and regulation. As a result of federal or state laws and regulations, domestic banks, among other things, generally are required to maintain specified levels of reserves, are limited in the amounts which they can loan to a single borrower, and are subject to other regulations designed to promote financial soundness. However, not all of such laws and regulations apply to the foreign branches of domestic banks.

         Obligations of foreign branches and subsidiaries of domestic banks and domestic and foreign branches of foreign banks, such as certificates of deposit and time deposits, may be general obligations of the parent banks in addition to the issuing branch, or may be limited by the terms of a specific obligation and governmental regulation. Such obligations are subject to risks that are different from or are in addition to those of domestic banks. These risks include foreign economic and political developments, foreign governmental restrictions that may adversely affect payment of principal and interest on the obligations, foreign exchange controls and foreign withholding and other taxes on interest income. These foreign branches and subsidiaries are not necessarily subject to the same or similar regulatory requirements that apply to domestic banks, such as mandatory reserve requirements, loan limitations, and accounting, auditing and financial record keeping requirements. In addition, less information may be publicly available about a foreign branch of a domestic bank or about a foreign bank than about a domestic bank. A domestic branch of a foreign bank with assets in excess of $1 billion may be subject to reserve requirements imposed by the Federal Reserve System or by the state in which the branch is located if the branch is licensed in that state.

         In addition, branches licensed by the Comptroller of the Currency and branches licensed by certain states may be required to: (a) pledge to the regulator, by depositing assets with a designated bank within the state, a certain percentage of their assets as fixed from time to time by the appropriate regulatory authority; and (b) maintain assets within the state in an amount equal to a specified percentage of the aggregate amount of liabilities of the foreign bank payable at or through all of its agencies or branches within the state.

U.S. GOVERNMENT AND AGENCY SECURITIES

         Securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities include U.S. Treasury securities, which differ only in their interest rates, maturities and times of issuance. Treasury Bills have initial maturities of one year or less; Treasury Notes have initial maturities of one to ten years; and Treasury Bonds generally have initial maturities of greater than ten years. Some obligations issued or guaranteed by U.S. Government agencies and instrumentalities, for example, Government National Mortgage Association pass-through certificates, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal Home Loan Banks, by the right of the issuer to borrow from the Treasury; others, such as those issued by the Federal National Mortgage Association, by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and others, such as those issued by the Student Loan Marketing Association, only by the credit of the agency or instrumentality. While the U.S. Government provides financial support to such U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so, since it is not so obligated by law.

COMMERCIAL PAPER

         Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. A variable amount master demand note (which is a type of commercial paper) represents a direct borrowing arrangement involving periodically fluctuating rates of interest under an agreement between a commercial paper issuer and an institutional lender pursuant to which the lender may determine to invest varying amounts.

      The Funds may purchase three types of commercial paper, as classified by exemption from registration under the Securities Act of 1933, as amended (the "1933 Act"). The three types include open market, privately placed, and letter of credit commercial paper. Trading of such commercial paper is conducted primarily by institutional investors through investment dealers or directly through the issuers. Individual investor participation in the commercial paper market is very limited.

      OPEN MARKET. "Open market" commercial paper refers to the commercial paper of any industrial, commercial, or financial institution which is openly traded, including directly issued paper. "Open market" paper's 1933 Act exemption is under Section 3(a)(3) which limits the use of proceeds to current transactions, limits maturities to 270 days and requires that the paper contain no provision for automatic rollovers.

           PRIVATELY PLACED. "Privately placed" commercial paper relies on the exemption from registration provided by Section 4(2), which exempts transactions by an issuer not involving any public offering. The commercial paper may only be offered to a limited number of accredited investors. "Privately placed" commercial paper has no maturity restriction.

           LETTER OF CREDIT. "Letter of credit" commercial paper is exempt from registration under Section 3(a)(2) of the 1933 Act. It is backed by an irrevocable or unconditional commitment by a bank to provide funds for repayment of the notes. "Letter of credit" paper has no limitations on purchases.

VARIABLE RATE AND FLOATING RATE SECURITIES

      The Funds may purchase floating and variable rate demand notes and bonds, which are obligations ordinarily having stated maturities in excess of 397 days, but which permit the holder to demand payment of principal at any time, or at specified intervals not exceeding 397 days, in each case upon not more than 30 days' notice. Variable rate demand notes include master demand notes which are obligations that permit a Fund to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the Fund, as lender, and the borrower. The interest rates on these notes fluctuate from time to time. The issuer of such obligations normally has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days' notice to the holders of such obligations. The interest rate on a floating rate demand obligation is based on a known lending rate, such as a bank's prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable rate demand obligation is adjusted automatically at specified intervals. Frequently, such obligations are collateralized by letters of credit or other credit support arrangements provided by banks. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, a Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies and a Fund may invest in obligations which are not so rated only if the Advisers determine that at the time of investment the obligations are of comparable quality to the other obligations in which the Fund may invest. The Advisers, on behalf of a Fund, will consider on an ongoing basis the creditworthiness of the issuers of the floating and variable rate demand obligations held by the Fund. The Funds will not invest more than 15% (10% in the case of the Money Market Fund) of the value of their net assets in floating or variable rate demand obligations as to which they cannot exercise the demand feature on not more than seven days' notice if there is no secondary market available for these obligations, and in other securities that are not readily marketable. See "Investment Restrictions" below.

PARTICIPATION INTERESTS

      A Fund may purchase from financial institutions participation interests in securities in which such Fund may invest. A participation interest gives a Fund an undivided interest in the security in the proportion that the Fund's participation interest bears to the total principal amount of the security. These instruments may have fixed, floating or variable rates of interest, with remaining maturities of 13 months or less. If the participation interest is unrated, or has been given a rating below that which is permissible for purchase by the Fund, the participation interest will be backed by an irrevocable letter of credit or guarantee of a bank, or the payment obligation otherwise will be collateralized by U.S. Government securities, or, in the case of unrated participation interests, the Advisers must have determined that the instrument is of comparable quality to those instruments in which a Fund may invest. For certain participation interests, a Fund will have the right to demand payment, on not more than seven days' notice, for all or any part of the Fund's participation interest in the security, plus accrued interest. As to these instruments, a Fund intends to exercise its right to demand payment only upon a default under the terms of the security, as needed to provide liquidity to meet redemptions, or to maintain or improve the quality of its investment portfolio. A Fund will not invest more than 15% (10% in the case of the Money Market Fund) of its net assets in participation interests that do not have this demand feature, and in other securities that are not readily marketable. See "Investment Restrictions" below.

ILLIQUID SECURITIES

      Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the 1933 Act, securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the 1933 Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them which, if possible at all, would result in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

      In recent years, however, a large institutional market has developed for certain securities that are not registered under the 1933 Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale of such investments to the general public or to certain institutions may not be indicative of their liquidity.


      Rule 144A under the 1933 Act allows a broader institutional trading market for securities otherwise subject to restriction on their resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers.


      The Advisers will monitor the liquidity of Rule 144A securities for each Fund under the supervision of the Portfolio Series' or the Trust's Boards of Trustees. In reaching liquidity decisions, the Advisers will consider, among other things, the following factors: (a) the frequency of trades and quotes for the security, (b) the number of dealers and other potential purchasers wishing to purchase or sell the security, (c) dealer undertakings to make a market in the security and (d) the nature of the security and of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

UNSECURED PROMISSORY NOTES

      A Fund also may purchase unsecured promissory notes ("Notes") which are not readily marketable and have not been registered under the 1933 Act, provided such investments are consistent with the Fund's investment objective. The Notes purchased by the Fund will have remaining maturities of 13 months or less. The Fund will invest no more than 15% (10% in the case of the Money Market Fund) of its net assets in such Notes and in other securities that are not readily marketable (which securities would include floating and variable rate demand obligations as to which the Fund cannot exercise the demand feature described above and as to which there is no secondary market). See "Investment Restrictions" below.

REPURCHASE AGREEMENTS AND REVERSE REPURCHASE AGREEMENTS

      Repurchase agreements are agreements by which a person purchases a security and simultaneously commits to resell that security to the seller (which is usually a member bank of the Federal Reserve System or a member firm of the New York Stock Exchange (or a subsidiary thereof)) at an agreed-upon date within a number of days (usually not more than seven) from the date of purchase. The resale price reflects the purchase price plus an agreed-upon market rate of interest which is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement involves the obligation of the seller to pay the agreed-upon price, which obligation is in effect secured by the value of the underlying security, usually U.S. Government or government agency issues. Under the Investment Company Act of 1940, as amended (the "1940 Act"), repurchase agreements may be considered to be loans by the buyer. A Fund's risk is limited to the ability of the seller to pay the agreed upon amount on the delivery date. If the seller defaults, the underlying security constitutes collateral for the seller's obligation to pay although a Fund may incur certain costs in liquidating this collateral and in certain cases may not be permitted to liquidate this collateral. All repurchase agreements entered into by the Funds are fully collateralized, with such collateral being marked to market daily.

      The Funds may borrow funds for temporary or emergency purposes, such as meeting larger than anticipated redemption requests, and not for leverage. One means of borrowing is by agreeing to sell portfolio securities to financial institutions such as banks and broker-dealers and to repurchase them at a mutually agreed date and price (a "reverse repurchase agreement"). At the time a Fund enters into a reverse repurchase agreement it will place in a segregated custodial account cash, U.S. Government securities or high-grade debt obligations having a value equal to the repurchase price, including accrued interest. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Fund may decline below the repurchase price of those securities.


      The Funds may, together with other registered investment companies managed by the Funds' Subadvisers or their affiliates, transfer uninvested cash balances into a single joint account, the daily aggregate balance of which will be invested in one or more repurchase agreements.


FOREIGN SECURITIES--ALL FUNDS

      The Funds may invest their assets in securities of foreign issuers. Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Foreign issuers are generally not bound by uniform accounting, auditing and financial reporting requirements comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, brokerage or other taxation, limitation on the removal of funds or other assets of a Fund, political or financial instability or diplomatic and other developments which would affect such investments. Further, economies of particular countries or areas of the world may differ favorably or unfavorably from the economy of the United States.

      It is anticipated that in most cases the best available market for foreign securities would be on exchanges or in over-the-counter markets located outside the United States. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable United States companies. Foreign security trading practices, including those involving securities settlement where a Fund's assets may be released prior to receipt of payment, may expose a Fund to increased risk in the event of a failed trade or the insolvency of a foreign broker-dealer. In addition, foreign brokerage commissions are generally higher than commissions on securities traded in the United States and may be non-negotiable. In general, there is less overall governmental supervision and regulation of foreign securities exchanges, brokers and listed companies than in the United States.

FOREIGN SECURITIES--MONEY MARKET FUND

      The Money Market Fund may invest in the following foreign securities: (a) U.S. dollar-denominated obligations of foreign branches and subsidiaries of domestic banks and foreign banks (such as Eurodollar CDs, which are U.S. dollar-denominated CDs issued by branches of foreign and domestic banks located outside the United States; Eurodollar TDs ("ETDs"), which are U.S. dollar-denominated deposits in a foreign branch of a foreign or domestic bank; and Canadian TDs, which are essentially the same as ETDs except they are issued by branches of major Canadian banks); (b) high quality, U.S. dollar-denominated short-term bonds and notes (including variable amount master demand notes) issued by foreign corporations (including Canadian commercial paper, which is commercial paper issued by a Canadian corporation or a Canadian subsidiary of a U.S. corporation, and Europaper, which is U.S. dollar-denominated commercial paper of a foreign issuer); and (c) U.S. dollar-denominated obligations issued or guaranteed by one or more foreign governments or any of their political subdivisions, agencies or instrumentalities that are determined by the Advisers to be of comparable quality to the other obligations in which the Money Market Fund may invest. Such securities also include debt obligations of supranational entities. Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the World Bank), the European Coal and Steel Community, the Asian Development Bank and the InterAmerican Development Bank.

FOREIGN SECURITIES--FUNDS OTHER THAN THE MONEY MARKET FUND

      Not more than 5% of a Fund's assets may be invested in closed-end investment companies which primarily hold foreign securities. Investments in such companies may entail the risk that the market value of such investments may be substantially less than their net asset value and that there would be duplication of investment management and other fees and expenses.

      American Depository Receipts ("ADRs"), European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs") and other forms of depositary receipts for securities of foreign issuers provide an alternative method for a Fund to make foreign investments. These securities are not denominated in the same currency as the securities into which they may be converted and fluctuate in value based on the underlying security. Generally, ADRs, in registered form, are designed for use in U.S. securities markets and EDRs and GDRs, in bearer form, are designed for use in European and global securities markets. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities. EDRs and GDRs are European and global receipts evidencing a similar arrangement.

      The Funds may invest in foreign securities that impose restrictions on transfer within the United States or to United States persons. Although securities subject to such transfer restrictions may be marketable abroad, they may be less liquid than foreign securities of the same class that are not subject to such restrictions.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

      Because some Funds may buy and sell securities denominated in currencies other than the U.S. dollar and receive interest, dividends and sale proceeds in currencies other than the U.S. dollar, the Funds from time to time may enter into foreign currency exchange transactions to convert to and from different foreign currencies and to convert foreign currencies to and from the U.S. dollar. The Funds either enter into these transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or use forward contracts to purchase or sell foreign currencies.

      A forward foreign currency exchange contract is an obligation by a Fund to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract. Forward foreign currency exchange contracts establish an exchange rate at a future date. These contracts are transferable in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward foreign currency exchange contract generally has no deposit requirement and is traded at a net price without commission. A Fund maintains with its custodian a segregated account of high grade liquid assets in an amount at least equal to its obligations under each forward foreign currency exchange contract. Neither spot transactions nor forward foreign currency exchange contracts eliminate fluctuations in the prices of the Fund's securities or in foreign exchange rates, or prevent loss if the prices of these securities should decline.

      The Funds may enter into foreign currency hedging transactions in an attempt to protect against changes in foreign currency exchange rates between the trade and settlement dates of specific securities transactions or changes in foreign currency exchange rates that would adversely affect a portfolio position or an anticipated investment position. The Funds may enter into foreign currency cross hedging transactions if a particular currency is expected to decrease against another currency. A Fund would sell the currency expected to decrease and purchase a currency which is expected to increase against the currency sold in an amount equal to some or all of the Fund's holdings denominated in the currency sold.

      With respect to Funds other than the International Equity Fund consideration of the prospect for currency parities will be incorporated into the Advisers' long-term investment decisions. Therefore these Funds will not routinely enter into foreign currency hedging transactions with respect to security transactions; however, the Advisers believe that it is important to have the flexibility to enter into foreign currency hedging transactions when they determine that the transactions would be in a Fund's best interest. Although these transactions tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of the hedged currency increase. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of such securities between the date the forward contract is entered into and the date it matures. The projection of currency market movements is extremely difficult, and the successful execution of a hedging strategy is highly uncertain.

      While these contracts are not presently regulated by the Commodity Futures Trading Commission ("CFTC"), the CFTC may in the future assert authority to regulate forward contracts. In such event a Fund's ability to utilize forward contracts in the manner set forth in the Prospectus for the Fund may be restricted. Forward contracts may reduce the potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies. Unanticipated changes in currency prices may result in poorer overall performance for a Fund than if it had not entered into such contracts.

The use of foreign currency forward contracts may not eliminate fluctuations in the underlying U.S. dollar equivalent value of the prices of or rates of return on a Fund's foreign currency denominated portfolio securities and the use of such techniques will subject the Fund to certain risks.

      Even if a hedge is generally successful, the matching of the increase in value of a forward contract and the decline in the U.S. dollar equivalent value of the foreign currency denominated asset that is the subject of the hedge generally will not be precise. In addition, a Fund may not always be able to enter into foreign currency forward contracts at attractive prices and this will limit a Fund's ability to use such contract to hedge or cross-hedge its assets. Also, with regard to a Fund's use of cross-hedges, there can be no assurance that historical correlations between the movement of certain foreign currencies relative to the U.S. dollar will continue. Thus, at any time poor correlation may exist between movements in the exchange rates of the foreign currencies underlying a Fund's cross-hedges and the movements in the exchange rates of the foreign currencies in which the Fund's assets that are the subject of such cross-hedges are denominated.

GUARANTEED INVESTMENT CONTRACTS

      The Funds may invest in guaranteed investment contracts ("GICs") issued by insurance companies. Pursuant to such contracts, a Fund makes cash contributions to a deposit fund of the insurance company's general account. The insurance company then credits to the Fund guaranteed interest. The GICs provide that this guaranteed interest will not be less than a certain minimum rate. The insurance company may assess periodic charges against a GIC for expenses and service costs allocable to it, and the charges will be deducted from the value of the deposit fund. Because a Fund may not receive the principal amount of a GIC from the insurance company on seven days' notice or less, the GIC is considered an illiquid investment and, together with other instruments in a Fund which are not readily marketable, will not exceed 15% (10% in the case of the Money Market Fund) of the Fund's net assets. The term of a GIC will be 13 months or less. In determining average weighted portfolio maturity, a GIC will be deemed to have a maturity equal to the longer of the period of time remaining until the next readjustment of the guaranteed interest rate or the period of time remaining until the principal amount can be recovered from the issuer through demand.

WHEN-ISSUED SECURITIES

      The Funds may purchase securities on a "when-issued" or on a "forward delivery" basis. It is expected that, under normal circumstances, the Funds would take delivery of such securities. When a Fund commits to purchase a security on a "when-issued" or on a "forward delivery" basis, the Fund establishes procedures consistent with the relevant policies of the SEC. Since those policies currently require that an amount of a Fund's assets equal to the amount of the purchase be held aside or segregated to be used to pay for the commitment, the Funds expect always to have cash, cash equivalents, or high quality debt securities sufficient to cover any commitments or to limit any potential risk. However, although the Funds do not intend to make such purchases for speculative purposes and intends to adhere to the provisions of SEC policies, purchases of securities on such bases may involve more risk than other types of purchases. For example, a Fund may have to sell assets which have been set aside in order to meet redemptions. Also, if a Fund determines it is advisable as a matter of investment strategy to sell the "when-issued" or "forward delivery" securities, the Fund would be required to meet its obligations from the then available cash flow or the sale of securities, or, although it would not normally expect to do so, from the sale of the "when-issued" or "forward delivery" securities themselves (which may have a value greater or less than the Fund's payment obligation).

ZERO COUPON OBLIGATIONS

      A Fund may acquire zero coupon obligations when consistent with its investment objective and policies. Such obligations have greater price volatility than coupon obligations and will not result in payment of interest until maturity. Since interest income is accrued throughout the term of the zero coupon obligation but is not actually received until maturity, a Fund may have to sell other securities to pay dividends based on such accrued income prior to maturity of the zero coupon obligation.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS AND FOREIGN CURRENCIES--
  FUNDS OTHER THAN THE MONEY MARKET FUND

      Futures Contracts. A Fund may enter into contracts for the purchase or sale for future delivery of fixed-income securities or foreign currencies, or contracts based on financial indices including any index of U.S. Government securities, foreign government securities or corporate debt securities. U.S. futures contracts have been designed by exchanges which have been designated "contracts markets" by the CFTC, and must be executed through a futures commission merchant, or brokerage firm, which is a member of the relevant contract market. Futures contracts trade on a number of exchange markets, and, through their clearing corporations, the exchanges guarantee performance of the contracts as between the clearing members of the exchange. A Fund may enter into futures contracts which are based on debt securities that are backed by the full faith and credit of the U.S. Government, such as long-term U.S. Treasury Bonds, Treasury Notes, Government National Mortgage Association modified pass-through mortgage-backed securities and three-month U.S. Treasury Bills. A Fund may also enter into futures contracts which are based on bonds issued by entities other than the U.S. Government.

      Purchases or sales of stock index futures contracts are used to attempt to protect the Fund's current or intended stock investments from broad fluctuations in stock prices. For example, the Fund may sell stock index futures contracts in anticipation of or during a decline in the market value of the Fund's securities. If such decline occurs, the loss in value of portfolio securities may be offset, in whole or part, by gains on the futures position. When a Fund is not fully invested in the securities market and anticipates a significant market advance, it may purchase stock index futures contracts in order to gain rapid market exposure that may, in part or entirely, offset increases in the cost of securities that the Fund intends to purchase. As such purchases are made, the corresponding positions in stock index futures contracts will be closed out. In a substantial majority of these transactions, the Fund will purchase such securities upon termination of the futures position, but under unusual market conditions, a long futures position may be terminated without a related purchase of securities.

      At the same time a futures contract is purchased or sold, the Fund must allocate cash or securities as a deposit payment ("initial deposit"). It is expected that the initial deposit would be approximately 1/2% to 5% of a contract's face value. Daily thereafter, the futures contract is valued and the payment of "variation margin" may be required, since each day the Fund would provide or receive cash that reflects any decline or increase in the contract's value.

      At the time of delivery of securities pursuant to such a contract, adjustments are made to recognize differences in value arising from the delivery of securities with a different interest rate from that specified in the contract. In some (but not many) cases, securities called for by a futures contract may not have been issued when the contract was written.

      Although futures contracts by their terms may call for the actual delivery or acquisition of securities, in most cases the contractual obligation is fulfilled before the date of the contract without having to make or take delivery of the securities. The offsetting of a contractual obligation is accomplished by buying (or selling, as the case may be) on a commodities exchange an identical futures contract calling for delivery in the same month. Such a transaction, which is effected through a member of an exchange, cancels the obligation to make or take delivery of the securities. Since all transactions in the futures market are made, offset or fulfilled through a clearinghouse associated with the exchange on which the contracts are traded, a Fund will incur brokerage fees when it purchases or sells futures contracts.

      The purpose of the acquisition or sale of a futures contract, in the case of a Fund which holds or intends to acquire fixed-income securities, is to attempt to protect the Fund from fluctuations in interest or foreign exchange rates without actually buying or selling fixed-income securities or foreign currencies. For example, if interest rates were expected to increase, a Fund might enter into futures contracts for the sale of debt securities. Such a sale would have much the same effect as selling an equivalent value of the debt securities owned by the Fund. If interest rates did increase, the value of the debt security in a Fund would decline, but the value of the futures contracts to the Fund would increase at approximately the same rate, thereby keeping the net asset value of the Fund from declining as much as it otherwise would have. The Fund could accomplish similar results by selling debt securities and investing in bonds with short maturities when interest rates are expected to increase. However, since the futures market is more liquid than the cash market, the use of futures contracts as an investment technique allows a Fund to maintain a defensive position without having to sell its portfolio securities.

      Similarly, when it is expected that interest rates may decline, futures contracts may be purchased to attempt to hedge against anticipated purchases of debt securities at higher prices. Since the fluctuations in the value of futures contracts should be similar to those of debt securities, a Fund could take advantage of the anticipated rise in the value of debt securities without actually buying them until the market had stabilized. At that time, the futures contracts could be liquidated and the Fund could then buy debt securities on the cash market.

      To the extent a Fund enters into futures contracts, the assets in the segregated asset account maintained to cover the Fund's obligations with respect to such futures contracts will consist of cash, cash equivalents or high quality liquid debt securities from its portfolio in an amount equal to the difference between the fluctuating market value of such futures contracts and the aggregate value of the initial and variation margin payments made by the Fund with respect to such futures contracts.

      The ordinary spreads between prices in the cash and futures market, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial deposit and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of general interest rate trends by the Advisers may still not result in a successful transaction.

      In addition, futures contracts entail risks. Although the Advisers believe that use of such contracts will benefit the Funds, if the Advisers' investment judgment about the general direction of interest rates is incorrect, a Fund's overall performance would be poorer than if it had not entered into any such contract. For example, if a Fund has hedged against the possibility of an increase in interest rates which would adversely affect the price of debt securities held by it and interest rates decrease instead, the Fund will lose part or all of the benefit of the increased value of its debt securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if a Fund has insufficient cash, it may have to sell debt securities to meet daily variation margin requirements. Such sales of bonds may be, but will not necessarily be, at increased prices which reflect the rising market. A Fund may have to sell securities at a time when it may be disadvantageous to do so.

      Options on Futures Contracts. The Funds may purchase and write options on futures contracts for hedging purposes. The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying debt securities, it may or may not be less risky than ownership of the futures contract or underlying debt securities. As with the purchase of futures contracts, when a Fund is not fully invested it may purchase a call option on a futures contract to hedge against a market advance due to declining interest rates.

      The purchase of a put option on a futures contract is similar in some respects to the purchase of protective put options on portfolio securities. For example, a Fund may purchase a put option on a futures contract to hedge its portfolio against the risk of rising interest rates.

      The amount of risk a Fund assumes when it purchases an option on a futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased.

      The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the security or currency which is deliverable upon exercise of the futures contract. If the futures price at expiration of the option is below the exercise price, a Fund will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Fund's portfolio holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the security or foreign currency which is deliverable upon exercise of the futures contract. If the futures price at expiration of the option is higher than the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which the Fund intends to purchase. If a put or call option the Fund has written is exercised, the Fund will incur a loss which will be reduced by the amount of the premium it receives. In the case of a call option written by the Fund, the loss is potentially unlimited. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its futures positions, the Fund's losses from options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

      The Boards of Trustees of the Portfolio Series and the Trusts have adopted the requirement that futures contracts and options on futures contracts be used either (a) as a hedge without regard to any quantitative limitation, or
(b) for other purposes to the extent that immediately thereafter the aggregate amount of margin deposits on all (non-hedge) futures contracts of the Fund and premiums paid on outstanding (non-hedge) options on futures contracts owned by the Fund does not exceed 5% of the market value of the total assets of the Fund. In addition, the aggregate market value of the outstanding futures contracts purchased by the Fund may not exceed 50% of the market value of the total assets of the Fund. Neither of these restrictions will be changed by the Portfolio Series' or a Trust's Boards of Trustees without considering the policies and concerns of the various applicable federal and state regulatory agencies.

      Options on Foreign Currencies. A Fund may purchase and write options on foreign currencies for hedging purposes in a manner similar to that in which futures contracts on foreign currencies, or forward contracts, may be utilized. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, the Fund may purchase put options on the foreign currency. If the value of the currency does decline, a Fund will have the right to sell such currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted.

      Conversely, where a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, the Fund may purchase call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to the Fund deriving from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, the Fund could sustain losses on transactions in foreign currency options which would require it to forego a portion or all of the benefits of advantageous changes in such rates.

      A Fund may write options on foreign currencies for the same types of hedging purposes. For example, where a Fund anticipates a decline in the dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the options will most likely not be exercised, and the diminution in value of portfolio securities will be offset by the amount of the premium received.

      Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, the Fund could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the Fund to hedge such increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Fund would be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the Fund also may be required to forego all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.

      Losses from the writing of call options are potentially unlimited. Accordingly, the Funds intend that any call options on foreign currencies that they write (other than for cross-hedging purposes as described below) will be covered. A call option written on a foreign currency by a Fund is "covered" if the Fund owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of another foreign currency held in its portfolio. A call option is also covered if the Fund has a call on the same foreign currency and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is maintained by the Fund in cash, U.S. Government securities and other high quality liquid debt securities in a segregated account with its custodian.

      The Funds may also write call options on foreign currencies that are not covered for cross-hedging purposes. A call option on a foreign currency is for cross-hedging purposes if it is not covered, but is designed to provide a hedge against a decline in the U.S. dollar value of a security which the Fund owns or has the right to acquire and which is denominated in the currency underlying the option due to an adverse change in the exchange rate. In such circumstances, the Fund collateralizes the option by maintaining in a segregated account with its custodian, cash or U.S. Government securities or other high quality liquid debt securities in an amount not less than the value of the underlying foreign currency in U.S. dollars marked to market daily.

      Additional Risks of Options on Futures Contracts, Forward Contracts and Options on Foreign Currencies. Unlike transactions entered into by a Fund in futures contracts, forward contracts and options on foreign currencies are not traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) by the SEC. To the contrary, such instruments are traded through financial institutions acting as market-makers, although foreign currency options are also traded on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation. Similarly, options on currencies may be traded over-the-counter. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Moreover, the option writer and a trader of forward contracts could lose amounts substantially in excess of their initial investments, due to the margin and collateral requirements associated with such positions.

      Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the SEC, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation ("OCC"), thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting a Fund to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

      The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

      As in the case of forward contracts, certain options on foreign currencies are traded over-the-counter and involve liquidity and credit risks which may not be present in the case of exchange-traded currency options. A Fund's ability to terminate over-the-counter options will be more limited than with exchange-traded options. It is also possible that broker-dealers participating in over-the-counter options transactions will not fulfill their obligations. Until such time as the staff of the SEC changes its position, each Fund will treat purchased over-the-counter options and assets used to cover written over-the-counter options as illiquid securities. With respect to options written with primary dealers in U.S. Government securities pursuant to an agreement requiring a closing purchase transaction at a formula price, the amount of illiquid securities may be calculated with reference to the repurchase formula.

      In addition, futures contracts, options on futures contracts, forward contracts and options on foreign currencies may be traded on foreign exchanges. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by (a) other complex foreign political and economic factors, (b) lesser availability than in the United States of data on which to make trading decisions, (c) delays in the Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (d) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (e) lesser trading volume.

      The successful use of futures contracts, options on futures contracts and options on foreign currencies draws upon the Advisers' skill and experience with respect to such instruments. Should interest or exchange rates move in an unexpected manner, a Fund may not achieve the anticipated benefits of futures contracts or options on futures contracts or foreign currencies or may realize losses and thus will be in a worse position than if such strategies had not been used. In addition, the correlation between movements in the price of futures contracts or options on futures contracts or foreign currencies and movements in the price of the securities and currencies hedged or used for cover will not be perfect and could produce unanticipated losses.

OPTIONS ON SECURITIES--FUNDS OTHER THAN THE MONEY MARKET FUND

      The Funds may write (sell) covered call and put options to a limited extent on their portfolio securities ("covered options"). However, a Fund may forego the benefits of appreciation on securities sold or may pay more than the market price on securities acquired pursuant to call and put options written by the Fund.

      When a Fund writes a covered call option, it gives the purchaser of the option the right to buy the underlying security at the price specified in the option (the "exercise price") by exercising the option at any time during the option period. If the option expires unexercised, the Fund will realize income in an amount equal to the premium received for writing the option. If the option is exercised, a decision over which a Fund has no control, the Fund must sell the underlying security to the option holder at the exercise price. By writing a covered call option, a Fund forgoes, in exchange for the premium less the commission ("net premium"), the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price.

      When a Fund writes a covered put option, it gives the purchaser of the option the right to sell the underlying security to the Fund at the specified exercise price at any time during the option period. If the option expires unexercised, the Fund will realize income in the amount of the premium received for writing the option. If the put option is exercised, a decision over which a Fund has no control, the Fund must purchase the underlying security from the option holder at the exercise price. By writing a covered put option, a Fund, in exchange for the net premium received, accepts the risk of a decline in the market value of the underlying security below the exercise price. A Fund will only write put options involving securities for which a determination is made at the time the option is written that the Fund wishes to acquire the securities at the exercise price.

      A Fund may terminate its obligation as the writer of a call or put option by purchasing an option with the same exercise price and expiration date as the option previously written. This transaction is called a "closing purchase transaction." Where a Fund cannot effect a closing purchase transaction, it may be forced to incur brokerage commissions or dealer spreads in selling securities it receives or it may be forced to hold underlying securities until an option is exercised or expires.

      When a Fund writes an option, an amount equal to the net premium received by the Fund is included in the liability section of the Fund's Statement of Assets and Liabilities as a deferred credit. The amount of the deferred credit will be subsequently marked to market to reflect the current market value of the option written. The current market value of a traded option is the last sale price or, in the absence of a sale, the mean between the closing bid and asked price. If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, the Fund will realize a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was sold), and the deferred credit related to such option will be eliminated. If a call option is exercised, the Fund will realize a gain or loss from the sale of the underlying security and the proceeds of the sale will be increased by the premium originally received. The writing of covered call options may be deemed to involve the pledge of the securities against which the option is being written. Securities against which call options are written will be segregated on the books of the custodian for the Fund.

      A Fund may purchase call and put options on any securities in which it may invest. A Fund would normally purchase a call option in anticipation of an increase in the market value of such securities. The purchase of a call option would entitle the Fund, in exchange for the premium paid, to purchase a security at a specified price during the option period. A Fund would ordinarily have a gain if the value of the securities increased above the exercise price sufficiently to cover the premium and would have a loss if the value of the securities remained at or below the exercise price during the option period.

      A Fund would normally purchase put options in anticipation of a decline in the market value of securities in its portfolio ("protective puts") or securities of the type in which it is permitted to invest. The purchase of a put option would entitle a Fund, in exchange for the premium paid, to sell a security, which may or may not be held in the Fund's portfolio, at a specified price during the option period. The purchase of protective puts is designed merely to offset or hedge against a decline in the market value of the Fund's portfolio securities. Put options also may be purchased by a Fund for the purpose of affirmatively benefiting from a decline in the price of securities which the Fund does not own. A Fund would ordinarily recognize a gain if the value of the securities decreased below the exercise price sufficiently to cover the premium and would recognize a loss if the value of the securities remained at or above the exercise price. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of underlying portfolio securities.

      The Funds have adopted certain other nonfundamental policies concerning option transactions which are discussed below. A Fund's activities in options may also be restricted by the requirements of the Internal Revenue Code of 1986, as amended (the "Code"), for qualification as a regulated investment company.

      The hours of trading for options on securities may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying securities markets that cannot be reflected in the option markets. It is impossible to predict the volume of trading that may exist in such options, and there can be no assurance that viable exchange markets will develop or continue.

      The Funds may engage in over-the-counter options transactions with broker-dealers who make markets in these options. The ability to terminate over-the-counter option positions is more limited than with exchange-traded option positions because the predominant market is the issuing broker rather than an exchange, and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. To reduce this risk, the Funds will purchase such options only from broker-dealers who are primary government securities dealers recognized by the Federal Reserve Bank of New York and who agree to (and are expected to be capable of) entering into closing transactions, although there can be no guarantee that any such option will be liquidated at a favorable price prior to expiration. The Advisers will monitor the creditworthiness of dealers with whom a Fund enters into such options transactions under the general supervision of the Board of Trustees.

OPTIONS ON SECURITIES INDICES--FUNDS OTHER THAN THE MONEY MARKET FUND

      In addition to options on securities, the Funds may also purchase and write (sell) call and put options on securities indices. Such options give the holder the right to receive a cash settlement during the term of the option based upon the difference between the exercise price and the value of the index. Such options will be used for the purposes described above under "Options on Securities."

      Options on securities indices entail risks in addition to the risks of options on securities. The absence of a liquid secondary market to close out options positions on securities indices is more likely to occur, although the Funds generally will only purchase or write such an option if the Advisers believe the option can be closed out.

      Use of options on securities indices also entails the risk that trading in such options may be interrupted if trading in certain securities included in the index is interrupted. The Funds will not purchase such options unless the Advisers believe the market is sufficiently developed such that the risk of trading in such options is no greater than the risk of trading in options on securities.

      Price movements in the Funds' securities may not correlate precisely with movements in the level of an index and, therefore, the use of options on indices cannot serve as a complete hedge. Because options on securities indices require settlement in cash, the Advisers may be forced to liquidate portfolio securities to meet settlement obligations.

SHORT SALES "AGAINST THE BOX"--FUNDS OTHER THAN THE MONEY MARKET FUND

      In a short sale, a Fund sells a borrowed security and has a corresponding obligation to the lender to return the identical security. A Fund may engage in short sales only if at the time of the short sale it owns or has the right to obtain, at no additional cost, an equal amount of the security being sold short. This investment technique is known as a short sale "against the box".

      In a short sale, the seller does not immediately deliver the securities sold and is said to have a short position in those securities until delivery occurs. If a Fund engages in a short sale, the collateral for the short position will be maintained by its custodian or qualified sub-custodian. While the short sale is open, a Fund maintains in a segregated account an amount of securities equal in kind and amount to the securities sold short or securities convertible into or exchangeable for such equivalent securities. These securities constitute the Fund's long position.

      The Funds will not engage in short sales against the box for investment purposes. A Fund may, however, make a short sale as a hedge, when it believes that the price of a security may decline, causing a decline in the value of a security (or a security convertible or exchangeable for such security). In such case, any future losses in a Fund's long position should be reduced by a gain in the short position. Conversely, any gain in the long position should be reduced by a loss in the short position. The extent to which such gains or losses are reduced depends upon the amount of the security sold short relative to the amount a Fund owns. There are certain additional transaction costs associated with short sales against the box, but the Funds endeavor to offset these costs with the income from the investment of the cash proceeds of short sales.

      As a nonfundamental operating policy, the Advisers do not expect that more than 40% of a Fund's total assets would be involved in short sales against the box. The Advisers do not currently intend to engage in such sales.


REAL ESTATE INVESTMENT TRUSTS

      Real Estate Investment Trusts ("REITs") pool investors' funds for investment primarily in income producing real estate or real estate related loans or interests. A REIT is not taxed on income distributed to its shareholders or unitholders if it complies with regulatory requirements relating to its organization, ownership, assets and income and a regulatory requirement that it distribute to its shareholders or unitholders as least 95% of its taxable income for each taxable year. Generally, REITs can be classified as Equity REITs, Mortgage REITs and hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive their income primarily through rents and capital gains from appreciation realized through property sales. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments. Mortgage REITs are sensitive to the credit quality of the underlying borrowers. Hybrid REITs combine the characteristics of both Equity and Mortgage REITs. The value of REITs may be effected by management skill, cash flow and tax and regulatory requirements.


CERTAIN OTHER OBLIGATIONS

      In order to allow for investments in new instruments that may be created in the future, if the Prospectus for a Fund is supplemented, the Fund may invest in obligations other than those listed previously, provided such investments are consistent with the Fund's investment objective, policies and restrictions.

RATING SERVICES

      The ratings of rating services represent their opinions as to the quality of the securities that they undertake to rate. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality. Although these ratings are an initial criterion for selection of portfolio investments, the Advisers also make their own evaluations of these securities, subject to review by the Boards of Trustees of the Portfolio Series and the Trusts. After purchase by a Fund, an obligation may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event would require a Fund to dispose of the obligation, but the Advisers will consider such an event in their determination of whether a Fund should continue to hold the obligation. A description of the ratings used herein and in each Prospectus for the Funds is set forth in the Appendix to this Statement of Additional Information.

      Except as stated otherwise, all investment policies and restrictions described herein are nonfundamental, and may be changed without prior shareholder approval.

                            INVESTMENT RESTRICTIONS

      The "fundamental policies" of each Fund and each Portfolio may not be changed with respect to the Fund or the Portfolio without the approval of a "majority of the outstanding voting securities" of the Fund or the Portfolio, as the case may be. "Majority of the outstanding voting securities" under the 1940 Act and as used in this Statement of Additional Information and each Prospectus means, with respect to the Fund (or the Portfolio), the lesser of
(i) 67% or more of the outstanding voting securities of the Fund (or of the total beneficial interests of the Portfolio) present at a meeting, if the holders of more than 50% of the outstanding voting securities of the Fund (or of the total beneficial interests of the Portfolio) are present or represented by proxy, or (ii) more than 50% of the outstanding voting securities of the Fund (or of the total beneficial interests of the Portfolio).

      Whenever a Money Market, Bond, Balanced or Stock Fund is requested to vote on a fundamental policy of a Portfolio, the Fund will hold a meeting of the its shareholders and will cast its vote as instructed by the shareholders (except in limited circumstances as permitted by applicable rules and regulations). Whenever a Strategic Allocation Fund is requested to vote on a fundamental policy of an underlying Fund, the Strategic Allocation Fund will vote its shares in proportion to the vote of all shares of the underlying Fund. If a percentage or a rating restriction on investment or utilization of assets is adhered to at the time an investment is made or assets are so utilized, a later change in such percentage resulting from changes in a Fund's or Portfolio's total assets or the value of a Fund's or Portfolio's securities, or a later change in the rating of a portfolio security, will not be considered a violation of the relevant policy.

MONEY MARKET, BOND, BALANCED AND STOCK FUNDS AND PORTFOLIOS

      Fundamental Policies. As a matter of fundamental policy, no Money Market, Bond, Balanced or Stock Portfolio (or Money Market, Bond, Balanced or Stock
Fund) may (except that no investment restriction of a Fund shall prevent a Fund from investing all of its assets in an open-end investment company with substantially the same investment objective as that Fund):

           (1) borrow money or mortgage or hypothecate assets of the Portfolio
      (Fund), except that in an amount not to exceed 1/3 of the current value of the Portfolio's (Fund's) assets (including such borrowing) less liabilities (not including such borrowing), it may borrow money and enter into reverse repurchase agreements, and except that it may pledge, mortgage or hypothecate not more than 1/3 of such assets to secure such borrowings or reverse repurchase agreements, provided that collateral arrangements with respect to options and futures, including deposits of initial deposit and variation margin, are not considered a pledge of assets for purposes of this restriction and except that assets may be pledged to secure letters of credit solely for the purpose of participating in a captive insurance company sponsored by the Investment Company Institute;

           (2) underwrite securities issued by other persons except insofar as the Portfolio Series or the Portfolio (the Trust or the Fund) may technically be deemed an underwriter under the 1933 Act in selling a portfolio security;

           (3) make loans to other persons except (a) through the lending of the Portfolio's (Fund's) portfolio securities and provided that any such loans not exceed 30% of the Portfolio's (Fund's) total assets (taken at market value), (b) through the use of repurchase agreements or the purchase of short-term obligations or (c) by purchasing debt securities of types distributed publicly or privately;

           (4) purchase or sell real estate (including limited partnership interests but excluding securities secured by real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts (except futures and option contracts) in the ordinary course of business (the Portfolio Series (Trust) may hold and sell, for the Portfolio's (Fund's) portfolio, real estate acquired as a result of the Portfolio's (Fund's) ownership of securities);

           (5) concentrate its investments in any particular industry (excluding U.S. Government securities), but if it is deemed appropriate for the achievement of the Portfolio's (Fund's) investment objective(s), up to 25% of its total assets may be invested in any one industry (except that the Money Market Portfolio (Money Market Fund) reserves the freedom of action to concentrate 25% or more of its assets in obligations of domestic branches of domestic banks); or

           (6) issue any senior security (as that term is defined in the 1940
      Act) if such issuance is specifically prohibited by the 1940 Act or the rules and regulations promulgated thereunder, provided that collateral arrangements with respect to options and futures, including deposits of initial deposit and variation margin, are not considered to be the issuance of a senior security for purposes of this restriction.


      Non-Fundamental Policies. Each Fund (other than the Intermediate Bond Fund and the Select Equity Fund) will not, as a matter of operating policy, acquire any securities of registered open-end investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act. This policy does not prevent a Fund from investing in securities of registered open-end investment companies or registered unit investment trusts in reliance on any other provision of applicable law or regulation.
      Each Portfolio will not, as a matter of operating policy, acquire any securities of registered open-end investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or Section 12(d)(1)(G) of the 1940 Act.
      These policies may be changed by the Board of Trustees of the Portfolio Series or the Diversified Investors Trust.


STRATEGIC ALLOCATION FUNDS

      Fundamental Policies. As a matter of fundamental policy, each Strategic Allocation Fund may not:

      (1) borrow money, except each Fund may borrow as a temporary measure for extraordinary or emergency purposes, and then only in amounts not exceeding 30% of its total assets valued at market. Each Fund will not borrow in order to increase income (leveraging), but only to facilitate redemption requests which might otherwise require untimely investment liquidations;

      (2) make loans, although the underlying Portfolios may purchase money market securities and enter into repurchase agreements;

      (3)  purchase securities on margin;

      (4) mortgage, pledge, hypothecate or, in any manner, transfer any security owned by the Funds as security for indebtedness except as may be necessary in connection with permissible borrowings, in which event such mortgaging, pledging, or hypothecating may not exceed 30% of each Fund's total assets, valued at market;

      (5)  purchase or sell real estate;

      (6)  issue senior securities (except permitted borrowings);

      (7)  effect short sales of securities; or

      (8) underwrite securities issued by other persons, except to the extent the Funds may be deemed to be underwriters within the meaning of the Securities Act of 1993 in connection with the purchase and sale of their portfolio securities in the ordinary course of pursuing their investment programs.

      In addition, as a matter of fundamental policy, each Strategic Allocation Fund may engage in futures and options transactions through investments in the underlying Funds.


      Non-Fundamental Policies. Because of its investment objectives and policies, each Strategic Allocation Fund will concentrate more than 25% of its assets in the mutual fund industry. In accordance with the Strategic Allocation Funds' investment programs set forth in the Prospectus, each Strategic Allocation Fund may invest more than 25% of its assets in certain of the Money Market, Bond and Stock Funds. However, each of the Funds in which each Strategic Allocation Fund will invest will not concentrate more than 25% of its total assets in any one industry (except that the Money Market Fund (through the Money Market Portfolio) reserves the right to concentrate 25% or more of its assets in obligations of domestic branches of domestic banks).


PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS

      Except as may be required to ensure satisfaction of certain tests applicable to regulated investment companies under the Code, portfolio changes are made without regard to the length of time a security has been held, or whether a sale would result in the recognition of a profit or loss. Therefore, the rate of portfolio turnover is not a limiting factor when changes are appropriate. Portfolio trading is engaged in for a Fund if the Advisers believe that a transaction net of costs (including custodian charges) will help achieve the Fund's investment objective.

      A Fund's purchases and sales of securities may be principal transactions, that is, securities may be purchased directly from the issuer or from an underwriter or market maker for the securities. There usually are no brokerage commissions paid for such purchases and, therefore, the Funds do not anticipate paying brokerage commissions in such transactions. Any transactions for which a Fund pays a brokerage commission will be effected at the best price and execution available. Purchases from underwriters of securities include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market makers include the spread between the bid and the asked price.

      Allocations of transactions, including their frequency, to various dealers is determined by the Subadvisers in their best judgment and in a manner deemed to be in the best interest of the investors in a Fund rather than by any formula. The primary consideration is prompt execution of orders in an effective manner at the most favorable price.

      Investment decisions for a Fund will be made independently from those for any other account or investment company that is or may in the future become managed by the Advisers or their affiliates. If, however, a Fund and other investment companies or accounts managed by the Subadvisers are contemporaneously engaged in the purchase or sale of the same security, the transactions may be averaged as to price and allocated equitably to each account. In some cases, this policy might adversely affect the price paid or received by a Fund or the size of the position obtainable for the Fund. In addition, when purchases or sales of the same security for a Fund and for other investment companies managed by the Subadvisers occur contemporaneously, the purchase or sale orders may be aggregated in order to obtain any price advantages available to large denomination purchases or sales. Furthermore, in certain circumstances affiliates of the Subadvisers whose investment portfolios are managed internally, rather than by the Subadvisers, might seek to purchase or sell the same type of investments at the same time as a Fund. Such an event might also adversely affect that Fund.

      The following Funds and Portfolios paid the approximate brokerage commissions indicated for the fiscal years noted below:


Balanced Portfolio:
         Fiscal year ended December 31, 1995: $199,128
         Fiscal year ended December 31, 1996: $317,179
         Fiscal year ended December 31, 1997: $324,465

Equity Income Portfolio
         Fiscal year ended December 31, 1995: $377,904
         Fiscal year ended December 31, 1996: $565,943
         Fiscal year ended December 31, 1997: $659,256

Equity Value Portfolio
         Fiscal year ended December 31, 1996: $64,207
         Fiscal year ended December 31, 1997: $548,229

Growth & Income Portfolio
         Fiscal year ended December 31, 1995: $348,828
         Fiscal year ended December 31, 1996: $397,075
         Fiscal year ended December 31, 1997: $390,268

Equity Growth Portfolio
         Fiscal year ended December 31, 1995: $174,716
         Fiscal year ended December 31, 1996: $670,631
         Fiscal year ended December 31, 1997: $483,139

Special Equity Portfolio
         Fiscal year ended December 31, 1995: $425,803
         Fiscal year ended December 31, 1996: $678,431
         Fiscal year ended December 31, 1997: $1,017,376

Aggressive Equity Portfolio
         Fiscal year ended December 31, 1996: $15,490
         Fiscal year ended December 31, 1997: $48,943

International Equity Portfolio
         Fiscal year ended December 31, 1995: $ 38,261
         Fiscal year ended December 31, 1996: $211,629
         Fiscal year ended December 31, 1997: $295,967

                            PERFORMANCE INFORMATION

      From time to time, quotations of the performance of each class of shares of the Funds may be included in advertisements, sales literature or shareholder reports. These performance figures are calculated in the following manner for each Fund:

YIELD

MONEY MARKET FUND:

      For the Money Market Fund, yield is computed in accordance with a standardized method which involves determining the net change in the value of a hypothetical pre-existing Money Market Fund account having a balance of one share of a class at the beginning of a seven calendar day period for which yield is to be quoted, dividing the net change by the value of the account at the beginning of the period to obtain the base period return, and annualizing the results (i.e., multiplying the base period return by 365/7). The net change in the value of the account reflects the value of additional shares of a class purchased with dividends declared on the original share and any such additional shares and fees that may be charged to shareholder accounts, in proportion to the length of the base period and the Money Market Fund's average account size, but does not include realized gains and losses or unrealized appreciation and depreciation. Effective annualized yield is computed by adding 1 to the base period return (calculated as described above), raising that sum to a power equal to 365 divided by 7, and subtracting 1 from the result.

      Yields will fluctuate and are not necessarily representative of future results. The investor should remember that yield is a function of the type and quality of the instruments held by the Money Market Fund, portfolio maturity and operating expenses. An investor's principal in the Money Market Fund is not guaranteed. See "Determination of Net Asset Value" for a discussion of the manner in which the price per share of each class of the Money Market Fund is determined.

      From time to time, the Money Market Fund in its advertising and sales literature may refer to the growth of assets managed or administered by the Adviser over certain time periods.

      Comparative performance information may be used from time to time in advertising or marketing the shares of each class of the Money Market Fund, including data from Lipper Analytical Services, Inc., IBC/Donoghue's Money Fund Report. Morningstar, Inc., CDA and other publications.


      The annualized current seven-day yield of the Diversified Class shares of the Money Market Fund for the year ended December 31, 1997 was 5.03%. For the same period, the annualized effective seven-day yield, based upon dividends declared daily and reinvested monthly, of the Diversified Class shares of the Money Market Fund was 5.16%.


ALL OTHER FUNDS:

      The yield quotation of each class will be based with respect to a class on the annualized net investment income per share over a 30-day period. The current yield for each class is calculated with respect to a class by dividing the net investment income per share of the class earned during the period by the net asset value per share of the class on the last day of that period. The resulting figure is then annualized. Net investment income per share of a class is determined by dividing (i) the dividends and interest earned during the period attributable to a class, minus accrued expenses for the period attributable to a class, by (ii) the average number of shares of the class entitled to receive dividends during the period multiplied by the net asset value per share of the class on the last day of the period.

TOTAL RETURNS

MONEY MARKET, BOND, BALANCED AND STOCK FUNDS:

      The total return of each class will be calculated for certain periods by determining the average annual compounded rates of return over those periods that would cause an investment of $1,000 in a class (with all distributions reinvested) to reach the value of that investment at the end of the periods. The Funds may also calculate (i) a total return assuming an initial account value of $1,000 and/or (ii) total rates of return which represent aggregate performance over a period of year-by-year performance.

      Total returns calculated for any of the following Funds for any period which includes a period prior to the "reorganization date" will reflect the performance of the corresponding Pooled Separate Account. The "reorganization date" is the date on which the corresponding Pooled Separate Account of The Mutual Life Insurance Company of New York ("MONY") set forth below contributed all of its assets to the corresponding Portfolio of Diversified Investors Portfolios in which the corresponding Fund invests its assets:

FUND                                   MONY POOLED SEPARATE ACCOUNT

Money Market.......................    Pooled Account No. 4
High Quality Bond..................    Pooled Account No. 15
Intermediate Government Bond.......    Pooled Account No. 10d
Government/Corporate Bond..........    Pooled Account No. 5
Balanced...........................    Pooled Account No. 14
Equity Income......................    Pooled Account No. 6
Growth & Income....................    Pooled Account No. 10a
Equity Growth......................    Pooled Account No. 1
Special Equity.....................    Pooled Account No. 10b
International Equity...............    Pooled Account No. 12

      Pooled Separate Account performance will only be included, however, from the date that the Pooled Separate Account adopted investment objectives, policies and practices and was managed in a manner that is in all material respects the same as the applicable Fund. This Pooled Separate Account performance will be adjusted to reflect current Fund fees and expenses, after waivers and reimbursements. The Pooled Separate Accounts were not registered under the Investment Company Act of 1940 and, therefore, were not subject to certain investment restrictions imposed by that Act or the Code. If the Pooled Separate Accounts had been so registered under that Act, investment performance might have been adversely affected.


      Historical performance information for periods prior to the establishment of the Stephens Premium Class shares or Stephens Institutional Class shares for a Fund (other than the Intermediate Bond and Select Equity Funds) will be that of the respective Diversified Class shares for that Fund and will be presented in accordance with applicable SEC staff interpretations.


      Any yield or total return quotation provided for a class of shares of a Fund should not be considered as representative of the performance of that class of shares in the future since the net asset value of shares of the class will vary based not only on the type, quality and maturities of the securities held in the Fund or Portfolio(s), but also on changes in the current value of such securities and on changes in the expenses of the class of shares and of the Fund and corresponding Portfolio. These factors and possible differences in the methods used to calculate yields and total return should be considered when comparing the yield and total return of a class to yields and total rates of return published for other investment companies or other investment vehicles. Total return reflects the performance of both principal and income.


COMPARISON OF FUND PERFORMANCE

      Comparison of the quoted non-standardized performance of various investments is valid only if performance is calculated in the same manner. Since there are different methods of calculating performance, investors should consider the effect of the methods used to calculate performance when comparing performance of a Fund with performance quoted with respect to other investment companies or types of investments.

      In connection with communicating its performance to current or prospective shareholders, a Fund also may compare these figures to the performance of other mutual funds tracked by mutual fund rating services or to unmanaged indices which may assume reinvestment of dividends but generally do not reflect deductions for administrative and management costs. A Portfolio may invest in some instruments not eligible for inclusion in such an index, and may be prohibited from investing in some instruments included in this index. Evaluations of a Fund's performance made by independent sources may also be used in advertisements concerning a Fund. Sources for a Fund's performance information may include, but are not limited to, the following:

           Asian Wall Street Journal, a weekly Asian newspaper that often reviews U.S. mutual funds investing internationally.

           Barron's, a Dow Jones and Company, Inc. business and financial weekly that periodically reviews mutual fund performance data.

           Business Week, a national business weekly that periodically reports the performance rankings and ratings of a variety of mutual funds investing abroad.

           Changing Times, The Kiplinger Magazine, a monthly investment advisory publication that periodically features the performance of a variety of securities.

           Consumer Digest, a monthly business/financial magazine that includes a "Money Watch" section featuring financial news.

           Donoghue's Money Fund Report, a weekly publication of the Donoghue Organization, Inc., of Holliston, Massachusetts, reporting on the performance of the nation's money market funds, summarizing money market fund activity, and including certain averages as performance benchmarks, specifically "Donoghue's Money Fund Average" and "Donoghue's Government Money Fund Average."

           Financial Times, Europe's business newspaper, which features from time to time articles on international or country-specific funds.

           Financial World, a general business/financial magazine that includes a "Market Watch" department reporting on activities in the mutual fund industry.

           Forbes, a national business publication that from time to time reports the performance of specific investment companies in the mutual fund industry.

           Fortune, a national business publication that periodically rates the performance of a variety of mutual funds.

           Investor's Daily, a daily newspaper that features financial, economic and business news.

           Lipper Analytical Services, Inc.'s Mutual Fund Performance Analysis, a weekly publication of industry-wide mutual fund averages by type of fund.

           Money, a monthly magazine that from time to time features both specific funds and the mutual fund industry as a whole.

           New York Times, a nationally distributed newspaper which regularly covers financial news.

           Personal Investing News, a monthly news publication that often reports on investment opportunities and market conditions.

           Personal Investor, a monthly investment advisory publication that includes a "Mutual Funds Outlook" section reporting on mutual fund performance measures, yields, indices and portfolio holdings.

           Success, a monthly magazine targeted to the world of entrepreneurs and growing business, often featuring mutual fund performance data.

           U.S. News and World Report, a national business weekly that periodically reports mutual fund performance data.

           Wall Street Journal, a Dow Jones and Company, Inc. newspaper which regularly covers financial news.

           Weisenberger Investment Companies Services, an annual compendium of information about mutual funds and other investment companies, including comparative data on funds' backgrounds, management policies, salient features, management results, income and dividend records, and price ranges.

           Working Women, a monthly publication that features a "Financial Workshop" section reporting on the mutual fund/financial industry.

           World Investor, a European publication that periodically reviews the performance of U.S. mutual funds investing internationally.


      The performance of the Strategic Allocation Funds may also be compared to benchmarks consisting of a combination of unmanaged indices, such as the Lehman Aggregate Bond Index, the Russell 1000 Value Index, the Russell 2000 Small Cap Index, the Salomon 90-Day Treasury Index, and the EAFE GDP Equity Index. When a Strategic Allocation Fund's performance is compared to such a combined benchmark, the percentage of each unmanaged index included in the benchmark will be disclosed.


           DETERMINATION OF NET ASSET VALUE; VALUATION OF SECURITIES

      Each Fund determines the net asset value of each class of its shares each day on which the New York Stock Exchange is open for trading. As a result, a Fund will normally determine the net asset value of its classes every weekday except for the following holidays or the days on which they are observed: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas. This daily determination of net asset value is made as of the close of regular trading on the New York Stock Exchange, normally 4:00 p.m., New York time, by dividing the total assets of a Fund attributable to a class less all of the liabilities attributable to that class, by the total number of shares of that class outstanding at the time the determination is made. Purchases and redemptions will be effected at the time of determination of net asset value next following the receipt of any purchase or redemption order deemed to be in good order.

      Trading in securities on most non-U.S. exchanges and over-the-counter markets is normally completed before the close of regular trading on the New York Stock Exchange and may also take place on days on which the New York Stock Exchange is closed. If events materially affecting the value of non-U.S. securities occur between the time when the exchange on which they are traded closes and the time when a Fund's net asset value is calculated, such securities may be valued at fair value in accordance with procedures established by and under the general supervision of the Boards of Trustees of the Portfolio Series and the Trusts.

      Equity securities are valued at the last sale price on the exchange on which they are primarily traded or at the ask price on the NASDAQ system for unlisted national market issues, or at the last quoted bid price for securities in which there were no sales during the day or for unlisted securities not reported on the NASDAQ system. Bonds and other fixed income securities (other than short-term obligations, but including listed issues) are valued on the basis of valuations furnished by a pricing service, the use of which has been approved by the Board of Trustees. In making such valuations, the pricing service utilizes both dealer-supplied valuations and electronic data processing techniques that take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, without exclusive reliance upon quoted prices or exchange or over-the-counter prices, since such valuations are believed to reflect more accurately the fair value of such securities. Short-term obligations which mature in 60 days or less are valued at amortized cost, which approximates fair value as determined by the Board of Trustees. Futures and option contracts that are traded on commodities or securities exchanges are normally valued at the settlement price on the exchange on which they are traded. Portfolio securities (other than short-term obligations) for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Board of Trustees.

      Interest income on long-term obligations is determined on the basis of interest accrued plus amortization of discount (generally, the difference between issue price and stated redemption price at maturity) and premiums (generally, the excess of purchase price over stated redemption price at maturity). Interest income on short-term obligations is determined on the basis of interest and discount accrued less amortization of premium.

      Any assets or liabilities initially denominated in terms of foreign currencies are translated into U.S. dollars at the official exchange rate or, alternatively, at the mean of the current bid and asked prices of such currencies against the U.S. dollar last quoted by a major bank that is a regular participant in the foreign exchange market or on the basis of a pricing service that takes into account the quotes provided by a number of such major banks. If neither of these alternatives is available or both are deemed not to provide a suitable methodology for converting a foreign currency into U.S. dollars, the Board of Trustees, in good faith, will establish a conversion rate for such currency.

      A determination of value used in calculating net asset value must be a fair value determination made in good faith utilizing procedures approved by the Boards of Trustees. While no single standard for determining fair value exists, as a general rule, the current fair value of a security would appear to be the amount which a Fund could expect to receive upon its current sale. Some, but not necessarily all, of the general factors which may be considered in determining fair value include: (a) the fundamental analytical data relating to the investment; (b) the nature and duration of restrictions on disposition of the securities; and (c) an evaluation of the forces which influence the market in which these securities are purchased and sold. Without limiting or including all of the specific factors which may be considered in determining fair value, some of the specific factors include: type of security, financial statements of the issuer, cost at date of purchase, size of holding, discount from market value, value of unrestricted securities of the same class at the time of purchase, special reports prepared by analysts, information as to any transactions or offers with respect to the security, existence of merger proposals or tender offers affecting the securities, price and extent of public trading in similar securities of the issuer or comparable companies, and other relevant matters.


      Each investor in each Portfolio, including a Fund, may add to or reduce its investment in the Portfolio on each day that the New York Stock Exchange is open for trading. As of 4:00 p.m. (New York time) (or any earlier close of regular trading on the Exchange) on each such day, the value of each investor's interest in a Portfolio will be determined by multiplying the net asset value of the Portfolio by the percentage representing that investor's share of the aggregate beneficial interests in the Portfolio. Any additions or reductions which are to be effected on that day will then be effected. The investor's percentage of the aggregate beneficial interests in the Portfolio will then be recomputed as the percentage equal to the fraction (a) the numerator of which is the value of such investor's investment in the Portfolio as of 4:00 p.m. (or the earlier close of regular trading on the Exchange) on such day plus or minus, as the case may be, the amount of net additions to or reductions in the investor's investment in the Portfolio effected on such day, and (b) the denominator of which is the aggregate net asset value of the Portfolio as of 4:00 p.m. (or the earlier close of regular trading on the Exchange) on such day plus or minus, as the case may be, the amount of the net additions to or reductions in the aggregate investments in the Portfolio by all investors in the Portfolio. The percentage so determined will then be applied to determine the value of the investor's interest in a Portfolio as of 4:00 p.m. (or the earlier close of regular trading on the Exchange) on the following day the New York Stock Exchange is open for trading.


                                   MANAGEMENT

      The respective Trustees and officers of each Trust and the Portfolio Series and their principal occupations during the past five years are set forth below. Their titles may have varied during that period. Asterisks indicate those Trustees who are "interested persons" (as defined in the 1940 Act) of a Trust or the Portfolio Series, as the case may be. Unless otherwise indicated, the address of each Trustee and officer of the Trusts and the Portfolio Series is Four Manhattanville Road, Purchase, New York 10577.

                             TRUSTEES OF EACH TRUST

Donald E. Flynn*..........    Vice President, AEGON USA, Inc. (1988 to present).  Executive Vice
                              President, AEGON USA Investment Management, Inc. (1988 to present);
                              Vice President, AEGON USA Managed Portfolios, Inc. (1988 to
                              present).  Age: 57.

Robert Lester Lindsay.....    Retired.  Executive Vice President, The Mutual Life Insurance Company
                              of New York (prior to July 1989); His address is Two Huguenot Center,
                              Tenafly, New Jersey 07670-2520.  Age: 63.





Nikhil Malvania...........    Partner, Deaner-Malvania Associates (since 1991).  Manager and Vice
                              President, Strategic Planning Associates (prior to 1991).  His address is 88 Perry Street, New York, New York 10014.  Age: 46.

Joyce Galpern Norden......    Co-Director, Urman's Health Clinical Research Program Medical Center,
                              University of Pennsylvania (since May 1995).  Foundations Director,
                              American Jewish Committee (October 1993 to May 1995).  Executive
                              Director, Food-People Allied to Combat Hunger Inc. (February 1991 to
                              September 1993).  Her address is Nine Evergreen Way, North Tarrytown,
                              New York 10591.  Age: 58.

Tom A. Schlossberg*.......    President, Diversified (since October 1992).  Executive Vice
                              President and Head of Pension Operations, The Mutual Life Insurance
                              Company of New York (January 1993 to December 1993).  Age: 48.


                        TRUSTEES OF THE PORTFOLIO SERIES

      In addition to the Trustees below, Messrs. Schlossberg and Flynn serve as Trustees of the Portfolio Series.


Neal M. Jewell............    Consultant (since 1995). Executive Vice President (November 1991 to
                              January 1995), Director of Overseas Pensions (January 1990 to October
                              1991), American International Group Asset Management.  His address is
                              355 Thornridge Drive, Stamford, Connecticut 06903.  Age: 63.

Eugene M. Mannella........    Vice President, Investment Management Services, Inc. (since
                              August 1993).  Senior Vice President, Lehman Brothers Inc. (May 1986
                              to August 1993).  His address is Two Orchard Neck Road, Center
                              Moriches, New York 11934.  Age: 44.

Patricia L. Sawyer........    Executive Vice President and Director, Robert L. Smith & Co. (since
                              July 1990).  Vice President, American Express (September 1988 to
                              July 1990).  Her address is 256 West 10th Street, New York, New York
                              10014.  Age: 47.


                                    OFFICERS

      Mr. Schlossberg is President, Chief Executive Officer and Chairman of the Board and Mr. Flynn is Vice President of each Trust and the Portfolio Series. Each other officer also holds the same position indicated with each Trust and the Portfolio Series.


Robert F. Colby...........    Secretary; Vice President and Chief Corporate Counsel, Mutual Life
                              Insurance Company of New York (April 1993 to December 1993); Vice
                              President and General Counsel, Diversified (since November 1993);
                              Vice President of Diversified Investors Securities Corp. ("DISC")
                              (since November 1993). Age: 42.





Alfred C. Sylvain.........    Treasurer and Assistant Secretary; Vice President and Treasurer of
                              Diversified, (since November 1993); Treasurer of DISC (since November
                              1993); Vice President, Mutual Life Insurance Company of New York
                              (since January 1991). Age: 46.

John F. Hughes............    Assistant Secretary; Senior Counsel, Mutual Life Insurance Company of
                              New York (since January 1988); Vice President and Senior Counsel,
                              Diversified (since November 1993); Assistant Secretary, DISC  (since
                              November 1993).  Age: 56.


      The Declaration of Trust of each Trust provides that each Trust will indemnify its Trustees and officers as described below under "Description of the Trusts; Fund Shares."

                                  COMPENSATION

      For the fiscal year ended December 31, 1997, the Trusts provided the following compensation to the Trustees.



                                 AGGREGATE          AGGREGATE         PENSION OR                         COMPENSATION
                               COMPENSATION       COMPENSATION        RETIREMENT        ESTIMATED          FROM THE
                                 FROM THE           FROM THE           BENEFITS          ANNUAL           TRUSTS AND
NAME OF                         DIVERSIFIED         STRATEGIC         ACCRUED AS        BENEFITS         FUND COMPLEX
PERSON,                          INVESTORS          ALLOCATION       PART OF FUND         UPON              PAID TO
POSITION                           TRUST              TRUST            EXPENSES        RETIREMENT          TRUSTEES

Tom A. Schlossberg                  -0-                -0-               None              N/A               -0-
Trustee

Donald E. Flynn                     -0-                -0-               None              N/A               -0-
Trustee

Robert L. Lindsay                 $9,750             $3,250              None              N/A             $13,000
Trustee

Nikhil Malvania                   $9,750             $3,250              None              N/A             $13,000
Trustee

Joyce Galpern Norden              $9,750             $3,250              None              N/A             $13,000
Trustee

      For the fiscal year ended December 31, 1997, the Portfolio Series provided the following compensation to its Trustees.


                                 AGGREGATE           PENSION OR                               COMPENSATION
                               COMPENSATION          RETIREMENT             ESTIMATED        FROM THE TRUSTS
NAME OF                          FROM THE         BENEFITS ACCRUED           ANNUAL             AND FUND
PERSON,                          PORTFOLIO        AS PART OF FUND        BENEFITS UPON       COMPLEX PAID TO
POSITION                          SERIES              EXPENSES             RETIREMENT           TRUSTEES

Tom A. Schlossberg                 None                 None                  N/A                 None
Trustee

Donald E. Flynn                    None                 None                  N/A                 None
Trustee

Neal M. Jewell                    $9,750                None                  N/A                $9,750
Trustee

Eugene M. Manella                 $9,750                None                  N/A                $9,750
Trustee

Patricia L. Sawyer Trustee        $9,750                None                  N/A                $9,750

                        PRINCIPAL HOLDERS OF SECURITIES


         At March 31, 1998, the Trustees and officers of the Trusts and the Portfolio Series as a group held less than 1% of the outstanding shares of each class of each Fund. The following investors owned of record or beneficially more than 5% of the outstanding Diversified Class shares of the following
Funds:

                                                                                       SHARES             %
FUND                  SHAREHOLDER                         ADDRESS                      OWNED            OWNED
Money Market:
                      Cotelligent Group, Inc.             101 California Street,      249,838.338       9.84%
                                                          San Francisco, CA  94111
                      Nationwide Credit, Inc.             6190 Powers Ferry Road,     157,832.856       6.12%
                                                          Atlanta, GA  30339
                      Mercy Medical Center                301 St. Paul Place,         175,189.049       6.90%
                                                          Baltimore, MD  21202

High Quality:
                      Carleton Technologies, Inc.         10 Cobham Drive,            32,339.652       8.54%
                                                          Orchard Park, NY  14127
                      Dataworks Corp.                     5910 Pacific Center Blvd.,  23,932.079       6.32%
                                                          San Diego, CA  92121
                      Northwest Healthcare Corp.          310 Sunnyview Lane,         46,188.262      12.20%
                                                          Kalispell, MT  59901


Intermediate
Government Bond:
                      Pomare, Ltd.                        700 Nimitz Highway,         23,818.431       5.28%
                                                          Honolulu, HI  96817
                      Monmouth Medical Center             300 Second Ave.,            27,126.422       6.01%
                                                          Long Branch, NJ  07740
                      Arkansas Health Group               904 Autumn Road,            52,171.449      11.55%
                                                          Little Rock, AR  2211
                      Cathedral Healthcare System         268 Martin Luther King      29,554.633       6.55%
                                                          Newark, NJ  07102
                      Northwest Healthcare Corp.          310 Sunnyview Lane,         40,982.389       9.08%
                                                          Kalispell, MT  59901


Government/
Corporate Bond:
                      YKK Corp. of America                3920 Arkwright Road,        102,641.475       7.41%
                                                          Macon, GA  31210
                      Mercy Medical Center                301 St. Paul Place,          69,832.747       5.04%
                                                          Baltimore, MD  21202
                      Northwest Healthcare Corp.          310 Sunnyview Lane,          89,923.696       6.49%
                                                          Kalispell, MT  59901


High-Yield:
                      Interstate Electrical               70 Treble Cove Road,         42,616.649       6.87%
                      Services Corp.                      N. Billerica, MA  01862




                      Northwest Heathcare Corp.           310 Sunnyview Lane,          96,912.120      15.61%
                                                          Kalispell, MT  59901


Balanced:             Fernco, Inc.                        300 S. Dayton Street,        368,396.931       8.97%
                                                          Davison, MI  48423


Equity Income:        Berkshire Health Systems,           725 North Street,            258,512.051       7.30%
                      Inc.                                Pittsfield, MA  01201


Equity Value:         YKK Corp. of America                3920 Arkwright Road,         884,042.809      40.85%
                                                          Macon, GA 31210


Growth &
Income:               Crazy Shirts                        99-969 Iwaena Street,        214,722.973       5.30%
                                                          Aiea, HI 96701


Equity Growth:        Carleton Technologies Inc.          10 Cobham Drive,             248,224.711       7.07%
                                                          Orchard Park, NY  14127
                      Investors Bank & Trust Co.          200 Clarendon Street,        219,994.615       6.26%
                                                          Boston, MA  02116
                      Berkshire Health Systems,           725 North Street,            211,174.883       6.01%
                                                          Pittsfield, MA  01201


Special Equity:       Crazy Shirts                        99-969 Iwaena Street,        251,518.564       7.68%
                                                           Aiea, HI 96701


Aggressive
Equity:
                      Cook Children's Health              801 Seventh Ave.,            72,806.367       6.59%
                      Care Network                        Ft. Worth, TX  76104
                      Northwest Healthcare                310 Sunnyview Lane,          94,398.602       8.54%
                      Corp.                               Kalispell, MT  59901


Short Horizon:        Crazy Shirts                        99-969 Iwaena Street,        36,910.872       5.64%
                                                          Aiea, HI  96701
                      Wilcox Memorial Hospital            3420 Kuhio Highway,          75,219.713      11.49%
                                                          Lihue, HI  96766
                      Investors Bank & Trust Co.          200 Clarendon Street,        47,408.583       7.24%
                                                          Boston, MA  02116
                      Mercy Medical Center                301 St. Paul Place,          60,228.328       9.20%
                                                          Baltimore, MD  21202


Intermediate
Horizon:              Cotelligent Group, Inc.             101 California Street,       151,899.409       5.75%
                                                          San Francisco, CA 94111




                      Wilcox Memorial Hospital            3420 Kuhio Highway,          182,014.152       6.89%
                                                          Lihue, HI  96766
                      Cook Children's Health              801 Seventh Ave.,            204,669.103       7.75%
                      Care Network                        Ft. Worth, TX  76104
                      Mercy Medical Center                301 St. Paul Place,          231,387.585       8.76%
                                                          Baltimore, MD  21202


Intermediate/
Long Horizon:         Cotelligent Group, Inc.             101 California Street,       171,752.718       6.04%
                                                          San Francisco, CA 94111
                      Wilcox Memorial Hospital            3420 Kuhio Highway,          190,345.669       6.69%
                                                          Lihue, HI  96766
                      Cook Children's Health              801 Seventh Ave.,            239,610.983       8.43%
                      Care  Network                       Ft. Worth, TX  76104

      At March 31, 1998, all of the outstanding Stephens Premium Class shares and all of the outstanding Stephens Institutional Class shares were owned in nominee name by Stephens Inc., Special Custody Account for the Exclusive
Benefit of Customers, 111 Center Street, Little Rock, Arkansas 72203.

      At March 31, 1998, AUSA Life Insurance Company, Inc. ("AUSA"), Four
Manhattanville Road, Purchase, New York 10577, and The Mutual Life Insurance
Company ("MONY"), 1740 Broadway, New York, New York 10019, owned the following percentage interests of the outstanding beneficial interests of the Portfolios and Funds indicated (all such interests being held in separate accounts of AUSA and MONY, respectively):


                                         AUSA                 MONY


Money Market.............................31.75%              32.52%
High Quality Bond........................48.18               31.66
Intermediate Government Bond.............50.41               21.62
Intermediate Bond.........................0.00                0.00
Government/Corporate Bond................27.68               51.44
High-Yield Bond..........................34.48               16.28
Balanced.................................67.98                2.02
Equity Income............................62.23               25.57
Equity Value.............................24.48                2.59
Growth & Income..........................51.18                7.66
Equity Growth............................70.78                3.84
Special Equity...........................53.35               25.55
Select Equity.............................0.00                0.00
Aggressive Equity........................39.14                2.41
International Equity.....................42.44               20.28



                          INVESTMENT ADVISORY SERVICES

      The Adviser manages the assets of (a) each of the Intermediate Bond, Select Equity and Strategic Allocation Funds and (b) each Portfolio, in each case pursuant to an Investment Advisory Agreement (the "Advisory Agreement") with a Trust or the Portfolio Series, as the case may be, with respect to each such Fund or Portfolio, and subject to the investment policies described herein and in the Prospectus for the Funds. Subject to such further policies as the Boards of Trustees of the Trusts and the Portfolio Series may determine, the Adviser provides general investment advice to each such Fund and each Portfolio.

      For the Intermediate Bond and Select Equity Funds and each Portfolio, the
Adviser has entered into an Investment Subadvisory Agreement (each a "Subadvisory Agreement") with a Subadviser.

      Each Advisory Agreement and Subadvisory Agreement provides that the
Adviser or a Subadviser, as the case may be, may render services to others.
Each agreement is terminable without penalty on not more than 60 days' nor less than 30 days' written notice by the Fund or Portfolio when authorized either by majority vote of the investors in the Fund or Portfolio (with the vote of each being in proportion to the amount of its investment) or by a vote of a majority of the Board of Trustees of the Trust or Portfolio Series, as the case may be, or by the Adviser or a Subadviser on not more than 60 days' nor less than 30 days' written notice, as the case may be, and will automatically terminate in the event of its assignment. Each agreement provides that neither the Adviser nor Subadviser nor their personnel shall be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of security transactions for the Fund or Portfolio, except for willful misfeasance, bad faith, gross negligence or reckless disregard of its or their obligations and duties under the Advisory Agreement and the Subadvisory Agreement, as the case may be.

      The Adviser's and Subadviser's fees with respect to a Fund are described in the Prospectus for the Fund.

      Diversified is an investment firm dedicated to meeting the complete needs of retirement plan sponsors and participants from pre- through post-retirement.
Diversified provides flexible, high-quality services coupled with the employment of independent investment managers in an innovative investment structure.


      Diversified provides services with respect to $10 billion in retirement plan assets and has offices in Boston, Charlotte, Chicago, Cincinnati, Dallas, Houston, New Orleans, New York, Philadelphia, Portland and San Francisco. It maintains recordkeeping for 400,000 participants and has 600 employees dedicated to retirement plan investment and administration. Its employees average more than seven years of retirement plan experience.


      As experts in customizing retirement solutions, Diversified offers comprehensive programs of high-quality investments and administrative services to defined benefit, defined contribution and not-for-profit pension plan sponsors. Diversified forms a partnership with its clients to provide exceptional plan design, participant communication programs, recordkeeping services and technical guidance. Diversified's investment structure provides access to an array of complementary investment alternatives representing the major asset classes along the risk/reward spectrum.

      Subadvisers are selected from more than 2,000 independent firms. Through a rigorous portfolio manager selection process which includes researching each potential subadviser's asset class, track record, organizational structure, management team, consistency of performance and assets under management, five to ten potential subadvisers are chosen. Out of that group, Diversified then carefully chooses the three most qualified potential subadvisers based on performance evaluation, ownership structure, personnel and philosophy to return for an on-site visit and a quantitative and qualitative analysis by the investment committee. Out of those three potential subadvisers, Diversified then hires the most qualified, independent subadviser for each Portfolio, subject to approval by the Board of Trustees of the Portfolio Series, including a majority of the Trustees who are not "interested persons" of the Portfolio
Series. With respect to the Intermediate Bond and Select Equity Funds only,
Diversified appointed Stephens Capital Management ("Stephens") as the
Subadviser in the context of a broad strategic alliance with Stephens through which the Diversified Investors Trust makes available its Stephens Premium
Class shares and Stephens Institutional Class shares exclusively to customers of Stephens. Pursuant to the requirements of the 1940 Act, the selection of Stephens as the Subadviser to the Intermediate Bond and Select Equity Funds was approved by the Board of Trustees of the Diversified Investors Trust, including a majority of the Trustees who are not "interested persons" of the Diversified
Investors Trust, and the initial shareholder of each of the Intermediate Bond and Select Equity Fund.

      Each Subadviser's performance on behalf of a Fund or Portfolio is carefully monitored by Diversified taking into consideration investment objectives and policies and level of risk. Diversified brings comprehensive monitoring and control to the investment management process. It seeks superior portfolio management and moves purposefully in replacing managers when warranted. From a plan sponsor's perspective, replacing a manager, and not the investment fund, is a key advantage in avoiding the expense and difficulty of re-enrolling participants or disrupting established plan administration.
Diversified, the Diversified Investors Trust and the Portfolio Series have applied for an Exemptive Order from the Securities and Exchange Commission which would permit Diversified to obtain the services of one or more subadvisers without investor or shareholder approval.

      Highly disciplined manager evaluation on both a quantitative and qualitative basis is an ongoing process. Diversified's Manager Monitoring Group gathers and analyzes performance and Diversified's Investment Committee reviews it. Performance attribution, risk/return ratios and purchase/sale assessments are prepared monthly and, each quarter, a more comprehensive review is completed which consists of manager visits, fundamental analysis and statistical analysis. Extensive quarterly analysis is conducted to ensure that the investment fund is being managed in line with the stated objectives.
Semiannually, the Investment Committee reviews the back-up manager selection, regression analysis and universe comparisons.

      A number of "red flags" signal a more extensive and frequent manager review. These flags consist of a return inconsistent with the investment objective, changes in subadviser leadership, ownership or portfolio managers, large changes in assets under management and changes in philosophy or discipline. The immediate response to any red flag is to assess the potential impact on the manager's ability to meet investment objectives. Diversified monitors "back-up" additional independent managers for each investment class so that, should a manager change be warranted, the transition can be effected on a timely basis.


      For the fiscal year ended December 31, 1995, Diversified earned and voluntarily waived advisory fees as indicated with respect to the following
Portfolios:

     PORTFOLIO                                         EARNED           WAIVED
Money Market.....................................   $  391,657         $22,086
High Quality Bond................................      562,958           9,897
Intermediate Government Bond.....................      286,019          44,808
Government/Corporate Bond........................    1,011,116             --
High-Yield Bond..................................       11,146          11,146
Balanced.........................................      639,345          51,146
Equity Income....................................    2,878,308             --
Growth & Income..................................      639,911          28,140
Equity Growth....................................    1,272,213             --
Special Equity...................................    2,018,861          82,511
International Equity.............................      143,910           6,191




      For the fiscal year ended December 31, 1996, Diversified earned and voluntarily waived advisory fees as indicated with respect to the following
Portfolios:

     PORTFOLIO                                         EARNED           WAIVED
Money Market.....................................   $  445,832         $   680
High Quality Bond................................      627,049             --
Intermediate Government Bond.....................      340,989          27,685
Government/Corporate Bond........................    1,232,524             --
High-Yield Bond..................................       60,742          60,742
Balanced.........................................      995,489             --
Equity Income....................................    3,895,211             --
Equity Value.....................................       84,055          70,088
Growth & Income..................................    1,052,349          39,117
Equity Growth....................................    1,730,632           1,462
Special Equity...................................    3,255,893          47,350
Aggressive Equity................................       95,060          57,964
International Equity.............................      799,760          69,256

      For the fiscal year ended December 31, 1997, Diversified earned and voluntarily waived advisory fees as indicated with respect to the following
Funds and Portfolios (the Short/Intermediate Horizon Strategic Allocation Fund and the Long Horizon Strategic Allocation Fund are newly organized and had no operations during that period):


     PORTFOLIO                                         EARNED           WAIVED
Money Market.....................................   $  553,205         $  --
High Quality Bond................................      707,143            --
Intermediate Government Bond.....................      340,670          15,525
Government/Corporate Bond........................    1,174,374             --
High-Yield Bond..................................      182,367          46,946
Balanced.........................................    1,547,690             --
Equity Income....................................    4,950,239             --
Equity Value.....................................      882,508          56,044
Growth & Income..................................    1,679,535             --
Equity Growth....................................    2,405,212             --
Special Equity...................................    4,986,640             --
Aggressive Equity................................      182,991          61,577
International Equity.............................    1,434,770          16,399
Short Horizon Strategic Allocation...............        7,102             --
Intermediate Horizon Strategic
  Allocation.....................................       26,257             --
Intermediate/Long Horizon
  Strategic Allocation...........................       26,906             --



                                 ADMINISTRATOR

      Diversified provides administrative services to the Strategic Allocation
Funds and the Portfolios under Advisory Agreements with each of the Strategic
Allocation Trust and the Portfolio Series, and to the other Funds under the Administrative Services and Transfer Agency Services Agreement with Diversified
Investors Trust. These agreements are described in the Prospectuses for the Funds. Each such agreement provides that Diversified may render services to others as administrator. In addition, each agreement terminates automatically if it is assigned and may be terminated without penalty, in the case of the


Portfolio Series, by majority vote of the investors in the Portfolio Series
(with the vote of each being in proportion to the amount of its investment) or, in the case of a Trust, by majority vote of such Trust's shareholders, or by either party on not more than 60 days' nor less than 30 days' written notice.
Each agreement also provides that neither Diversified nor its personnel shall be liable for any error of judgment or mistake of law or for any act or omission in connection with administrative services provided to any Fund or Portfolio, except for willful misfeasance, bad faith or gross negligence in the performance of its or their duties or by reason of reckless disregard of its or their duties or obligations under said agreements. Diversified acts as Administrator to the Strategic Allocation Funds and the Portfolios pursuant to the respective Advisory Agreements and receives no additional compensation for providing such administrative services.

                          CUSTODIAN AND TRANSFER AGENT

      Pursuant to the Administrative and Transfer Agency Services Agreement with the Diversified Investors Trust and the Advisory Agreement with the Strategic Allocation Trust, Diversified acts as transfer agent for each of the Funds (the "Transfer Agent"). The Transfer Agent maintains an account for each shareholder of a Fund, performs other transfer agency functions, and acts as dividend disbursing agent for each Fund.

      Pursuant to Custodian Agreements, Investors Bank & Trust Company acts as the custodian of each Fund's and Portfolio's assets (the "Custodian"). The
Custodian's responsibilities include safeguarding and controlling the cash and securities of each Fund and Portfolio, handling the receipt and delivery of securities, determining income and collecting interest on the investments of each Fund and Portfolio, maintaining books of original entry for portfolio accounting and other required books and accounts, and calculating the daily net asset value of beneficial interests in each Fund and Portfolio. Securities held by the Funds or Portfolios may be deposited into the Federal Reserve-Treasury
Department Book Entry System or the Depository Trust Company and may be held by a subcustodian bank if such arrangements are reviewed and approved by the Board of Trustees of the applicable Trust or the Portfolio Series, as the case may be. The Custodian does not determine the investment policies of the Funds or Portfolios or decide which securities the Funds or Portfolios will buy or sell.
A Fund or Portfolio may, however, invest in securities of the Custodian and may deal with the Custodian as principal in securities and foreign exchange transactions. For its services, the Custodian will receive such compensation as may from time to time be agreed upon by it and the Trusts and the Portfolio
Series.

                                    TAXATION


      Each Fund intends to qualify as a regulated investment company ("RIC") for federal income tax purposes by meeting all applicable requirements of Subchapter M of the Code, including requirements as to the nature of the Fund's gross income, the amount of Fund distributions and the composition of the Fund's portfolio assets. Because each Fund intends to distribute all of its net investment income and net realized capital gains to its shareholders in accordance with the timing requirements imposed by the Code, it is expected that no Fund will be required to pay any entity level federal income or excise taxes, although foreign-source income may be subject to foreign withholding taxes. If a Fund should fail to qualify as a "regulated investment company" in any year, the Fund will incur a regular corporate federal income tax upon its taxable income (thereby reducing the return realized by Fund shareholders) and Fund distributions would constitute ordinary corporate dividends when issued to shareholders. However, Plans which hold the shares of a Fund on their participants' behalf ("Qualified Investors") would not, in that event, incur any income tax liability on such distributions provided such Plans remain exempt from federal income tax. Similarly, the Strategic Allocation Funds, as shareholders of the other Funds, would not necessarily incur any income tax liability on such distributions provided they continue to qualify as "registered investment companies" and distribute their net investment income and net capital gains to their shareholders in accordance with the timing requirements imposed by the Code. The failure of the underlying Funds to maintain their status as "regulated investment companies" may adversely affect the ability of the Strategic Allocation Funds to maintain their status as such, however.

      Under interpretations of the Internal Revenue Service (1) each Portfolio will be treated for federal income tax purposes as a partnership which is not a publicly traded partnership and (2) for purposes of determining whether a Fund satisfies requirements of Subchapter M of the Code, the Fund, if such Fund is an investor in a Portfolio, will be deemed to own a proportionate share of that Portfolio's assets and will be deemed to be entitled to that Portfolio's income attributable to that share. The Portfolio Series has advised the Funds that it intends to conduct the Portfolios' operations so as to enable investors which invest substantially all of their assets in the Portfolios, including the Funds, to satisfy those requirements.

DISTRIBUTIONS

      Tax-qualified retirement plans ("Plans") which invest in any Fund generally will not be subject to tax liability on either distributions from a Fund or redemptions of shares of a Fund. Rather, participants are taxed when they take distributions from the underlying Plan in accordance with the rules under the Code governing the taxation of such distributions. Plans which are otherwise generally exempt from federal taxation of their income might nevertheless be taxed on distributions of the Fund, and any gain realized on redemption of Fund shares, where the Plan is subject to the unrelated business taxable income provisions of the Code with respect to its investment in the Fund because, e.g., its acquisition of shares in the Fund was financed with debt.

      Individual and institutional investors, and Plans which for any reason prove not to be exempt from federal income taxation, will be subject to tax on distributions received from the Fund irrespective of the fact that such distributions are reinvested in additional shares. Distributions to such investors, other than of net capital gains, will be taxable as ordinary income;
distributions of net capital gains would be taxable to such investors as long-term capital gain without regard to the length of time they have held the shares in the Fund. Such capital gains will generally be taxable to such investors as if the investors had directly realized gains from the same sources from which they were realized by the Fund. A portion of the dividends received from a Fund investing in corporate stocks (but none of that Fund's capital gain distributions) may qualify for the dividends-received deduction for corporations. Availability of the deduction for particular corporate shareholders is subject to certain limitations, and deducted amounts may be subject to the alternative minimum tax and may result in certain basis adjustments. Certain dividends declared in October, November or December of a calendar year and paid to an investor who is subject to tax on the distribution in January of the succeeding calendar year are taxable to such investor as if paid on December 31 of the year in which they were declared. Fund distributions will reduce a Fund's net asset value per share. Shareholders who buy shares shortly before a Fund makes a distribution may thus pay the full price for the shares and then effectively receive a portion of the purchase price back as a distribution, subject to tax in the case of investors otherwise subject to income taxation.

      Distributions and certain other payments to persons who are not citizens or residents of the United States or U.S. entities ("Non-U.S. Persons") are generally subject to U.S. tax withholding at the rate of 30%. Each Fund intends to withhold U.S. federal income tax at the rate of 30% on taxable distributions and other payments to Non-U.S. Persons that are subject to withholding, regardless of whether a lower rate may be permitted under an applicable treaty.
Any amounts overwithheld may be recovered by such persons by filing a claim for refund with the U.S. Internal Revenue Service within the time period appropriate to such claims. Distributions received from a Fund by Non-U.S.
Persons may also be subject to tax under the laws of their own jurisdictions.
Each Fund is also required in certain circumstances to apply backup withholding at the rate of 31% on taxable distributions and redemption proceeds paid to any shareholder (including a non-U.S. Person) who does not furnish to the Fund certain information and certifications or who is otherwise subject to backup withholding. Backup withholding will not, however, be applied to payments that have been subject to 30% withholding.

SALE OF SHARES

      Any gain or loss realized by a shareholder subject to federal income tax upon the sale or other disposition of shares of a Fund, or upon receipt of a distribution in complete liquidation of a Fund, generally will be a capital gain or loss that will be long-term or short-term depending upon the shareholder's holding period for the shares and, if held as a capital asset by an individual, estate or trust, may qualify for reduced tax rates if such holding period exceeded eighteen months. Any loss realized on a sale or exchange of a Fund's shares by such a shareholder will be disallowed to the extent the shares disposed of are replaced (including by shares acquired pursuant to reinvested distribution) within a period of 61 days beginning 30 days before and ending 30 days after the disposition. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by such a shareholder on a disposition of a Fund's shares held for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gain received by the shareholder with respect to such shares.

FOREIGN SHAREHOLDERS

      The tax consequences to a foreign shareholder of an investment in a Fund may be different from those described herein. Foreign shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund.

TAXATION OF THE PORTFOLIO SERIES

      The Portfolio Series, if treated for tax purposes as a partnership, would not be subject to federal income taxation. Instead, a Fund would take into account, in computing its federal income tax liability, its share of the Portfolio Series' income, gains, losses, deductions, credits and tax preference items, without regard to whether it has received any cash distributions from the Portfolio Series.

      Withdrawals by a Fund from a Portfolio generally will not result in such Fund recognizing any gain or loss for federal income tax purposes, except that
(1) gain will be recognized to the extent that any cash distributed exceeds the basis of a Fund's interest in its Portfolio prior to the distribution, (2) income or gain will be realized if the withdrawal is in liquidation of a Fund's entire interest in the Portfolio Series and includes a disproportionate share of any unrealized receivables held by the Portfolio Series, and (3) loss will be recognized if the distribution is in liquidation of that entire interest and consists solely of cash and/or unrealized receivables. The basis of a Fund's interest in the Portfolio Series generally equals the amount of cash and the basis of any property that the Fund invests in a Portfolio, increased by the Fund's share of income from that Portfolio and decreased by the amount of any cash distributions and the basis of any property distributed from that Portfolio.

FOREIGN WITHHOLDING TAXES

      Income received by a Fund or Portfolio from sources within foreign countries may be subject to withholding and other taxes imposed by such countries; it is not expected that the Portfolios or the Funds will be able to "pass through" to the Fund shareholders subject to tax any foreign tax credits with respect to these taxes.

      Tax conventions between certain countries and the United States may reduce or eliminate such taxes. It is impossible to determine the effective rate of foreign tax in advance since the amount of assets to be invested in various countries will vary.

EFFECTS OF CERTAIN INVESTMENTS AND INVESTMENT POLICIES

      A Fund's current dividend and accounting policies will affect the amount, timing, and character of distributions to shareholders, and may, under certain circumstances, make an economic return of capital taxable to shareholders otherwise subject to taxation. Any investment in zero coupon securities, deferred interest bonds, payment-in-kind bonds, certain stripped securities, and certain securities purchased at a market discount will cause a Fund to recognize income prior to the receipt of cash payments with respect to those securities. In order to distribute this income and avoid a tax on the Fund, a Portfolio may be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss to the Fund.

      A Fund's transactions in options, futures contracts and forward contracts will be subject to special tax rules that may affect the amount, timing and character of Fund income and distributions to shareholders. For example, certain positions held by a Fund on the last business day of each taxable year will be marked to market (i.e., treated as if closed out) on that day, and any gain or loss associated with the positions will be treated as 60% long-term and 40% short-term capital gain or loss. Certain positions held by a Fund that substantially diminish its risk of loss with respect to other positions in its portfolio may constitute "straddles," and may be subject to special tax rules that would cause deferral of Fund losses, adjustments in the holding periods of Fund securities, and conversion of short-term into long-term capital losses.
Certain tax elections exist for straddles that may alter the effects of these rules. The Fund will limit its activities in options, futures contracts, and forward contracts to the extent necessary to meet the requirements of Subchapter M of the Code. As a result, however, a Portfolio may be forced to defer the closing out of certain options and futures contracts beyond the time when it otherwise would be advantageous to do so.

      Special tax considerations apply with respect to foreign investments of a Fund. Foreign exchange gains and losses realized by the Fund will generally be treated as ordinary income and loss. The holding of foreign currencies for nonhedging purposes and investment by a Fund in certain "passive foreign investment companies" may be limited in order to avoid a tax on the Fund. A
Fund may elect to mark to market any investments in "passive foreign investment companies" on the last day of each year. This election may cause the Fund to recognize income prior to the receipt of cash payments with respect to those investments: In order to distribute this income and avoid a tax on the Fund, the Fund may be required to liquidate portfolio securities that it might otherwise have continued to hold.

OTHER TAXATION

      The Trusts are organized as Massachusetts business trusts and, under current law, neither any Trust nor any Fund is liable for any income or franchise tax in the Commonwealth of Massachusetts, provided that each Fund continues to qualify as a RIC for federal income tax purposes.

      The Portfolio Series is organized as a New York trust. The Portfolio
Series is not subject to any income or franchise tax in the State of New York or, so long as it is treated as a partnership (not taxable as a publicly traded partnership) for federal income tax purposes, the Commonwealth of Massachusetts. The investment by certain Funds in a Portfolio does not cause that Fund to be liable for any income or franchise tax in the State of New
York.

      Distributions of a Fund that are derived from interest on obligations of the U.S. Government and certain of its agencies and instrumentalities (but generally not from capital gains realized upon the disposition of such obligations) may be exempt from state and local taxes. Each Fund intends to advise shareholders of the extent, if any, to which its distributions consist of such interest.

      Shareholders of the Funds may be subject to state and local taxes on a Fund's distributions to them. Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund.


                               DISTRIBUTION PLANS


      The Diversified Investors Trust has adopted a separate Distribution Plan with respect to each class of shares of each of the Money Market, Bond, Balanced and Stock Funds (each a "Distribution Plan") in accordance with Rule
12b-1 under the 1940 Act after having concluded that there is a reasonable likelihood that each Distribution Plan will benefit the Diversified Investors
Trust, the class of shares of each Fund covered by that Distribution Plan, and the holders of shares of each such class. The Distribution Plans provide that the Distributor may receive a fee from each of the Money Market, Bond, Balanced and Stock Funds at an annual rate not to exceed 0.25% of the average daily net assets of such Fund attributable to Diversified Class shares, 0.25% of the average daily net assets of such Fund attributable to Stephens Premium Class shares, and 0.25% of the average daily net assets of such Fund attributable to Stephens Institutional Class shares, in anticipation of, or as reimbursement for, expenses incurred in connection with the sale of shares of such Fund, such as advertising expenses and the expenses of printing (excluding typesetting) and distributing Prospectuses and reports used for sales purposes, expenses of preparing and printing of sales literature and other distribution-related expenses.

      Each Distribution Plan will continue in effect if such continuance is specifically approved at least annually by a vote of both a majority of the Diversified Investors Trust's Trustees and a majority of the Diversified
Investors Trust's Trustees who are not "interested persons" of the Trust and who have no direct or indirect financial interest in the operation of the Distribution Plan or in any agreement related to such Plan ("Qualified
Trustees"). Each Distribution Plan requires that at least quarterly the Diversified Investors Trust and the Distributor shall provide to the Board of Trustees and the Board of Trustees shall review a written report of the amounts expended (and the purposes therefor) under the Distribution Plan. Each
Distribution Plan further provides that the selection and nomination of the Diversified Investors Trust's disinterested Trustees shall be committed to the discretion of the Trust's disinterested Trustees then in office. Each
Distribution Plan may be terminated at any time by a vote of a majority of the Diversified Investors Trust's Qualified Trustees or by vote of a majority of the outstanding voting securities of the applicable class of shares. Each
Distribution Plan may not be amended to increase materially the amount of permitted expenses thereunder without the approval of a majority of the outstanding voting securities of the applicable class and may not be materially amended in any case without a vote of the majority of both the Trustees and the Qualified Trustees. The Distributor will preserve copies of any plan, agreement or report made pursuant to each Distribution Plan for a period of not less than six years from the date of such plan, agreement, or report, and for the first two years the Distributor will preserve such copies in an easily accessible place.

      As contemplated by each Distribution Plan, Diversified Investors
Securities Corp. acts as the agent of each of the Money Market, Bond, Balanced and Stock Funds in connection with the offering of shares of such Funds pursuant to a separate Distribution Agreement with respect to each class of shares (each a "Distribution Agreement"). After the Prospectuses and periodic reports have been prepared, set in type and mailed to existing shareholders, the Distributor pays for the printing and distribution of copies of the Prospectuses and periodic reports which are used in connection with the offering of shares of such Funds to prospective investors. Each Prospectus contains a description of fees payable to the Distributor under the Distribution Agreement with respect to the class(es) of shares offered pursuant to that Prospectus.

                            INDEPENDENT ACCOUNTANTS

      Coopers & Lybrand L.L.P. serves as the Funds' and the Portfolios' independent accountants providing audit and accounting services including (a) audit of the annual financial statements, (b) assistance and consultation with respect to filings with the SEC and (c) preparation of annual income tax returns.

                     DESCRIPTION OF THE TRUST; FUND SHARES

      The Diversified Investors Trust is a Massachusetts business trust established under a Declaration of Trust dated as of April 23, 1993. The
Strategic Investors Trust is a Massachusetts business trust established under a Declaration of Trust dated as of January 5, 1996. The authorized capital of each Trust consists of an unlimited number of shares of beneficial interest of $0.00001 par value which may be issued in separate series. Currently, the Diversified Investors Trust has fifteen active series and the Strategic
Allocation Trust has five active series, although additional series may be established from time to time Each Trust may also establish classes of shares within each series at any time. Each share of a series represents an equal proportionate interest in that series with each other share of that series, except that due to varying expenses borne by different classes, distributions may be different for different classes. Shareholders of each series are entitled, upon liquidation or dissolution, to a pro rata share in the net assets of that series that are available for distribution to shareholders, except to the extent of different expenses borne by different classes as noted above. All consideration received by a Trust for shares of any series and all assets in which such consideration is invested belong to that series and are subject to the liabilities related thereto.

      Shares of each Trust entitle their holder to one vote per share; however, separate votes are taken by each class or series on matters affecting an individual class or series. For example, a change in the distribution fee applicable to a class would be voted only by shareholders of the class involved. Similarly, a change in investment policy for a series would be voted upon only by shareholders of the series involved.

      On matters submitted by any underlying Fund for the consideration of any Strategic Allocation Fund, the Strategic Allocation Fund will vote its shares in proportion to the vote of all of the shares of that underlying Fund.

      The Declaration of Trust of each Trust provides that obligations of the Trust are not binding upon the Trustees individually but only upon the property of the Trust, that the Trustees and officers will not be liable for errors of judgment or mistakes of fact or law, and that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust unless, as to liability to the Trust or its shareholders, it is finally adjudicated that they engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices, or unless with respect to any other matter it is finally adjudicated that they did not act in good faith in the reasonable belief that their actions were in the best interests of the Trust. In the case of settlement, such indemnification will not be provided unless it has been determined by a court or other body approving the settlement or other disposition, or by a reasonable determination, based upon a review of readily available facts, by vote of a majority of disinterested Trustees or in a written opinion of independent counsel, that such officers or Trustees have not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of their duties.

      Under Massachusetts law, shareholders of a Massachusetts business trust may, under certain circumstances, be held personally liable as partners for its obligations and liabilities. However, the Declaration of Trust of each Trust contains an express disclaimer of shareholder liability for acts or obligations of each Fund and provides for indemnification and reimbursement of expenses out of Fund property for any shareholder held personally liable for the obligations of a particular Fund. The Declaration of Trust of each Trust also provides for the maintenance, by or on behalf of the Trust and the Funds, of appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Funds, their shareholders, Trustees, officers, employees and agents covering possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and a Fund itself was unable to meet its obligations.

                                    EXPERTS

      The financial statements incorporated herein have been so included in reliance on the report of Coopers & Lybrand L.L.P., independent accountants, given on the authority of said firm as experts in auditing and accounting.


                              FINANCIAL STATEMENTS

      The financial statements of The Diversified Investors Funds Group, The
Diversified Investors Strategic Allocation Funds and Diversified Investors
Portfolios as of December 31, 1997 have been filed with the Securities and Exchange Commission as part of the annual reports of The Diversified Investors
Funds Group and The Diversified Investors Strategic Allocation Funds, pursuant to Section 30(b) of the 1940 Act and Rule 30b2-1 thereunder, and are hereby incorporated herein by reference from such reports. Copies of such reports will be provided without charge to each person receiving this Statement of Additional Information.






                                   APPENDIX A

                        DESCRIPTION OF SECURITY RATINGS

STANDARD & POOR'S

  Corporate and Municipal Bonds

      AAA--An obligation rated AAA has the highest rating assigned by Standard
& Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

      AA--An obligation rated AA differs from the highest rated obligations only in a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

      A--An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

      BBB--An obligation rated BBB exhibits adequate protection parameters.
However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

      BB--An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

      Plus (+) or minus (-)--The ratings from AA to BB may be modified by the addition of a plus or minus sign to show relative standing within the major ratings categories.

Commercial Paper, including Tax Exempt

      A-1--A short-term obligation rated A-1 is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

      A-2--A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

      A-3--A short-term obligation rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.


MOODY'S

Corporate and Municipal Bonds

      AAA--Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

      AA--Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

      A--Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

      BAA--Bonds which are rated Baa are considered as medium-grade obligations
(i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

      BA--Bonds which are rated Ba are judged to have speculative elements;
their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

Commercial Paper

      PRIME-1--Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

         --       Leading market positions in well established industries.
         --       High rates of return on funds employed.
         --       Conservative capitalization structure with moderate reliance on debt and ample asset protection.
         --       Broad margins in earnings coverage of fixed financial charges and high internal cash generation.
         --       Well-established access to a range of financial markets and assured sources of alternate liquidity.





Investment Adviser of certain Funds
  and the Portfolios, Administrator
   and Transfer Agent

Diversified Investment Advisors, Inc.
Four Manhattanville Road
Purchase, NY 10577

Investment Subadvisers of the Funds

Stephens Intermediate Bond Fund
  and Stephens Select Equity Fund
  Stephens Capital Management
    111 Center Street
    Little Rock, Arkansas 72201

Investment Subadvisers of the Portfolios

Diversified Investors Money Market Fund,
Diversified Investors Intermediate Government
Bond Portfolio and Diversified Investors
Government/Corporate Bond Portfolio:
Capital Management Group
  1740 Broadway
  New York, NY 10019

Diversified Investors High Quality Bond Portfolio:
  Merganser Capital Management Corporation
   One Cambridge Center
   Cambridge, MA 02142

Diversified Investors High-Yield Bond Portfolio:
  Delaware Investment Advisers
   2005 Market Street
   Philadelphia, Pennsylvania 19103

Diversified Investors Balanced Portfolio:
  Institutional Capital Corporation
   303 West Madison Street
   Chicago, IL 60606

Diversified Investors Equity Income Portfolio:
  Asset Management Group
   1740 Broadway
   New York, NY 10019


Diversified Investors Equity Value Portfolio:
  Ark Asset Management Co., Inc.
    125 Broad Street
    New York, NY 10041






Diversified Investors Growth & Income Portfolio:
  Putnam Advisory Company, Inc.
   One Post Office Square
   Boston, MA 02109


Diversified Investors Equity Growth Portfolio:
  Dresdner RCM Global Investors LLC
   Four Embarcadero Center
   San Francisco, CA 94111


Montag & Caldwell, Inc.
  3343 Peachtree Road, N.E., Suite 1100
  Atlanta, Georgia 30326


Diversified Investors Special Equity Portfolio:
  Pilgrim Baxter & Associates
   825 Duportail Road
   Wayne, PA 19087

Ark Asset Management Co., Inc.
  125 Broad Street
  New York, NY 10004


Liberty Investment Management
  2502 Rocky Point Drive
  Tampa, FL 33607

Westport Asset Management, Inc.
  53 Riverside Avenue
  Westport, CT 06880

Diversified Investors Aggressive Equity Portfolio:
  McKinley Capital Management, Inc.
   3301 C Street
   Anchorage, AK 99503

Diversified Investors International Equity Portfolio:
  Capital Guardian Trust Company
   333 South Hope Street
   Los Angeles, CA 90071

Distributor

Diversified Investors Securities Corp.
  Four Manhattanville Road
  Purchase, NY 10577

Custodian

Investors Bank & Trust Company
  89 South Street
  Boston, MA 02205-1537





Independent Accountants

Coopers & Lybrand L.L.P.
  1301 Avenue of the Americas
  New York, New York 10019


                                     PART C

                               OTHER INFORMATION

ITEM 24.  FINANCIAL STATEMENTS AND EXHIBITS.

(a)   Financial Statements:

      The financial statements included in Part A are as follows:

      Financial Highlights:
      Diversified Investors Money Market Fund
      Diversified Investors High Quality Bond Fund
      Diversified Investors Intermediate Government Bond Fund
      Diversified Investors Government/Corporate Bond Fund
      Diversified Investors Balanced Fund
      Diversified Investors Equity Income Fund
      Diversified Investors Equity Value Fund
      Diversified Investors Growth & Income Fund
      Diversified Investors Equity Growth Fund
      Diversified Investors Special Equity Fund
      Diversified Investors Aggressive Equity Fund
      Diversified Investors High-Yield Bond Fund
      Diversified Investors International Equity Fund
      Short Horizon Strategic Allocation Fund
      Intermediate Horizon Strategic Allocation Fund
      Intermediate/Long Horizon Strategic Allocation Fund

      The financial statements incorporated by reference into Part B are as follows:

      THE DIVERSIFIED INVESTORS STRATEGIC ALLOCATION FUNDS

      Statements of Assets and Liabilities at December 31, 1997
      Statements of Operations For the Year Ended December 31, 1997
      Statements of Changes in Net Assets For the Period from April 15, 1996 to December 31, 1996 and for the Year Ended December 31, 1997
      Portfolio of Investments at December 31, 1997
      Notes to Financial Statements at December 31, 1997
      Financial Highlights
      Report of Independent Accountants

      THE DIVERSIFIED INVESTORS FUNDS GROUP

      Statements of Assets and Liabilities at December 31, 1997
      Statements of Operations For the Year Ended December 31, 1997
      Statements of Changes in Net Assets For the Years Ended December 31,
        1996 and December 31, 1997
      Notes to Financial Statements at December 31, 1997
      Financial Highlights
      Report of Independent Accountants

      DIVERSIFIED INVESTORS PORTFOLIOS

      Statements of Assets and Liabilities at December 31, 1997
      Statements of Operations For the Year Ended December 31, 1997
      Statements of Changes in Net Assets For the Years Ended December 31,
        1996 and December 31, 1997
      Portfolio of Investments at December 31, 1997


      Notes to Financial Statements at December 31, 1997
      Financial Highlights
      Report of Independent Accountants

(b)   Exhibits:

      1A.  Declaration of Trust of the Registrant. (1)

      1B.  Amended and Restated Establishment and Designation of Series of
           Shares of Beneficial Interest. (2)

      2.   By-Laws of the Registrant. (1)

      5.   Investment Advisory Agreement between the Registrant and
           Diversified Investment Advisors, Inc. ("Diversified"). (3)

      6.   Distribution Agreement between the Registrant and Diversified
           Investors Securities Corp. ("DISC"). (3)

      8.   Custodian Agreement between the Registrant and Investors Bank &
           Trust Company. (3)

      9.   Administrative and Transfer Agency Services Agreement between the
           Registrant and Diversified. (3)

      10.  Opinion of Counsel. (3)

      11.  Consent of Independent Auditors. (**)

      13.  Investor Representation Letter of Initial Shareholder. (3)

      16.  Schedule for computation of performance quotations. (3)

      17.  Financial Data Schedules. (**)

      19.  Powers of Attorney. (4)
--------------------------
(1)   Incorporated herein by reference from the Registrant's Registration
      Statement (the "Registration Statement") on Form N-1A (File No.
      33-61810) as filed with the U.S. Securities and Exchange Commission
      (the "Commission") on January 19, 1996.

(2) Incorporated herein by reference from Post-Effective Amendment No. 2 to the Registration Statement as filed with the Commission on February 13, 1998.

(3) Incorporated herein by reference from Pre-Effective Amendment No. 1 to the Registration Statement as filed with the Commission on May 3, 1996.

(4) Incorporated herein by reference from Post-Effective Amendment No. 1 to the Registration Statement as filed with the Commission on April 28, 1997.

(**)  Filed herewith.

ITEM 25.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

      See "Management" in the Statement of Additional Information filed as part of this Registration Statement.

ITEM 26.   NUMBER OF HOLDERS OF SECURITIES.




                                                    NUMBER OF RECORD
                                                       HOLDERS AS OF
TITLE OF CLASS                                        MARCH 31, 1998



Short Horizon Strategic Allocation Fund                 1,944
Short/Intermediate Horizon Strategic Allocation Fund       NA
Intermediate Horizon Strategic Allocation Fund          4,320
Intermediate/Long Strategic Allocation Fund             4,337
Long Horizon Strategic Allocation Fund                     NA

ITEM 27.  INDEMNIFICATION.

      Reference is made to Article V of the Registrant's Declaration of Trust, filed as an Exhibit herewith.

      Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the "1933 Act"), may be permitted to Trustees, officers and controlling persons of the Trust pursuant to the Trust's Declaration of Trust, or otherwise, the Trust has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Trust of expenses incurred or paid by a Trustee, officer or controlling person of the Trust in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, the Trust will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

ITEM 28.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER.

    Diversified Investment Advisors, Inc. ("Diversified") is an indirect, wholly-owned subsidiary of AEGON USA, Inc., a financial services holding company whose primary emphasis is life and health insurance and annuity and investment products. AEGON is an indirect, wholly-owned subsidiary of AEGON nv, a Netherlands corporation which is a publicly traded international insurance group.

    Information as to the name, address and principal business of the directors and executive officers of Diversified is included in its Form ADV as filed with the Commission, and such information is hereby incorporated herein by reference from such Form ADV.

ITEM 29.  PRINCIPAL UNDERWRITERS.

      (a) Diversified Investors Securities Corp. is the principal underwriter (the "Distributor") of the Registrant. The Distributor also serves as principal underwriter for the Diversified Investors Funds Group and as the exclusive placement agent for Diversified Investors Portfolios.

      (b) The names, titles and principal business addresses of the officers and directors of the Distributor are as stated on Form U-4 filed by each individual officer and on Form BD including Schedule A thereof (File No. 8-45671), the text of which is hereby incorporated herein by reference.

      (c)  Not applicable.

ITEM 30.  LOCATION OF ACCOUNTS AND RECORDS.

Diversified Investment Advisors, Inc.
4 Manhattanville Road
Purchase, New York 10577
(administrator and transfer agent)

Diversified Investors Securities Corp.
4 Manhattanville Road
Purchase, New York 10577
(distributor)

Investors Bank & Trust Company
89 South Street
Boston, Massachusetts 02205-1537
(custodian)

ITEM 31.  MANAGEMENT SERVICES.

      Not applicable.

ITEM 32.  UNDERTAKINGS.

      (a) The Registrant hereby undertakes to file a post-effective amendment to this Registration Statement containing reasonably current financial statements for each of the Short/Intermediate Horizon Strategic Allocation Fund and the Long Horizon Strategic Allocation Fund which need not be certified, within four to six months following the date shares of each of the Short/Intermediate Horizon Strategic Allocation Fund and Long Horizon Strategic Allocation Fund are sold to the public or operations for such Funds otherwise begin.

      (b) The Registrant undertakes to comply with Section 16(c) of the 1940 Act as though such provisions of the 1940 Act were applicable to the Registrant, except that the request referred to in the third full paragraph thereof may only be made by shareholders who hold in the aggregate at least 10% of the outstanding shares of the Registrant, regardless of the net asset value of shares held by such requesting shareholders.

      (c) If the information called for by Item 5A of Form N-1A is contained in the latest annual report to shareholders, the Registrant will furnish each person to whom a Part A is delivered with a copy of the Registrant's latest annual report to shareholders upon request and without charge.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Post-Effective Amendment to the Registration Statement and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the County of Westchester and the State of New York, on the 28th day of April, 1998.

                               THE DIVERSIFIED INVESTORS
                               STRATEGIC ALLOCATION FUNDS

                               By: /s/  Tom A. Schlossberg
                                   ------------------------------
                                   Tom A. Schlossberg
                                   Trustee, President,
                                   Chief Executive Officer and Chairman
                                   of the Board of Trustees

      Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities indicated on April 28, 1998.

      SIGNATURES                          TITLE

/s/  Tom A. Schlossberg
------------------------------
       Tom A. Schlossberg                 Trustee

*/s/  Donald E. Flynn
------------------------------
        Donald E. Flynn                   Trustee

*/s/  Robert Lester Lindsay
------------------------------
        Robert Lester Lindsay             Trustee

*/s/  Nikhil Malvania
------------------------------
        Nikhil Malvania                   Trustee

*/s/  Joyce Galpern Norden
------------------------------
        Joyce Galpern Norden              Trustee

/s/  Alfred C. Sylvain
------------------------------
       Alfred C. Sylvain                  Treasurer, Chief Financial Officer
                                          and Principal Accounting Officer

*By:  /s/  Robert F. Colby
      ------------------------
      Robert F. Colby
      Attorney-in-fact pursuant to powers of attorney previously filed

                                  EXHIBIT LIST


EXHIBIT NO.     DESCRIPTION

11.        Consent of Independent Auditors.

17.        Financial Data Schedules.

                       CONSENT OF INDEPENDENT ACCOUNTANTS


      We consent to the incorporation by reference in this Post-Effective Amendment No. 3 to the Registration Statement of The Diversified Investors Strategic Allocation Funds on Form N-1A (File Nos. 333-00295 and 811-07495) of our reports dated February 19, 1998, on our audits of the financial statements and financial highlights of The Diversified Investors Strategic Allocation Funds, Diversified Investors Funds Group and Diversified Investors Portfolios, which reports are included in the 1997 Annual Report of The Diversified Investors Funds Group and Strategic Allocation Funds, which are also incorporated by reference in the Post-Effective Amendment to the Registration Statement.

      We also consent to the reference to our Firm under the caption "Independent Accountants" in the Prospectus and under the captions "Independent Accountants" and "Experts" in the Statement of Additional Information.


                                            /s/  Coopers & Lybrand L.L.P.
                                            -----------------------------
New York, New York                          Coopers & Lybrand L.L.P.
April 27, 1998